HSI ASSET SECURITIZATION CORPORATION,
                                   Depositor,

                               CITIMORTGAGE, INC.,
                                Master Servicer,

                                 CITIBANK, N.A.,
                            Securities Administrator

                             WELLS FARGO BANK, N.A.,
                                   Custodian,

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                     Trustee

                         POOLING AND SERVICING AGREEMENT
                          Dated as of December 1, 2006

                     HSI ASSET LOAN OBLIGATION TRUST 2006-2

                       MORTGAGE PASS THROUGH CERTIFICATES,
                                  SERIES 2006-2

                             TABLE OF CONTENTS

                                                                            Page
                                 ARTICLE I
                                DEFINITIONS

                                ARTICLE II
       CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.01    Conveyance of Mortgage Loans..................................50

Section 2.02    Acceptance by the Custodian of the Mortgage Loans.............53

Section 2.03    Remedies for Breaches of Representations and Warranties
                with Respect to the Mortgage Loans............................54

Section 2.04    Execution and Delivery of Certificates........................55

Section 2.05    [Reserved]....................................................55

Section 2.06    [Reserved]....................................................55

Section 2.07    Representations and Warranties of the Depositor...............55

                               ARTICLE III
             ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01    Establishment of Certain Accounts.............................57

Section 3.02    Investment of Funds in the Distribution Account and
                the Master Servicing Account..................................58

Section 3.03    Report on Assessment of Compliance with Relevant
                Servicing Criteria............................................59

Section 3.04    Report on Attestation of Compliance with Relevant
                Servicing Criteria............................................60

Section 3.05    Annual Officer's Certificates.................................61

Section 3.06    Indemnification...............................................62

Section 3.07    Advances......................................................62

                                ARTICLE IV
                               DISTRIBUTIONS

Section 4.01    The Distribution Account......................................64

Section 4.02    Priorities of Distribution....................................64

Section 4.03    Monthly Statements to Certificateholders......................72

Section 4.04    Allocation of Realized Losses.................................74

Section 4.05    The Yield Maintenance Agreement...............................76

Section 4.06    Certain Matters Relating to the Determination of LIBOR........77

                                  ARTICLE V
                              THE CERTIFICATES

Section 5.01    The Certificates..............................................78

Section 5.02    Certificate Register; Registration of Transfer and
                Exchange of Certificates......................................78

Section 5.03    Mutilated, Destroyed, Lost or Stolen Certificates.............84

Section 5.04    Persons Deemed Owners.........................................84

Section 5.05    Access to List of Certificateholders' Names and Addresses.....84

Section 5.06    Maintenance of Office or Agency...............................84

                                  ARTICLE VI
                                 THE DEPOSITOR

Section 6.01    Liabilities of the Depositor..................................85

Section 6.02    Merger or Consolidation of the Depositor......................85

Section 6.03    Limitation on Liability of the Depositor and Others...........85

                                 ARTICLE VII
                                   DEFAULT

Section 7.01    Master Servicer to Act; Appointment of Successor..............86

Section 7.02    Notification to Certificateholders............................88

                                ARTICLE VIII
                           CONCERNING THE TRUSTEE

Section 8.01    Duties of the Trustee.........................................88

Section 8.02    Certain Matters Affecting the Trustee.........................89

Section 8.03    Trustee Not Liable for Certificates or Mortgage Loans.........91

Section 8.04    Trustee May Own Certificates..................................91

Section 8.05    Trustee's Fees Indemnification and Expenses...................91

Section 8.06    Eligibility Requirements for the Trustee......................92

Section 8.07    Resignation and Removal of the Trustee........................93

Section 8.08    Successor Trustee.............................................93

Section 8.09    Merger or Consolidation of the Trustee........................94

Section 8.10    Appointment of Co-Trustee or Separate Trustee.................94

Section 8.11    [Reserved]....................................................95

Section 8.12    Commission Reporting..........................................95

                               ARTICLE IX
         ADMINISTRATION OF THE MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01    Duties of the Master Servicer; Enforcement of each
                Servicer's Obligations.......................................102

Section 9.02    Provision to the Securities Administrator of
                Loan-Level Information.......................................104

Section 9.03    [Reserved]...................................................104

Section 9.04    Maintenance of Fidelity Bond and Errors and
                Omissions Insurance..........................................104

Section 9.05    Representations and Warranties of the Master Servicer........104

Section 9.06    Master Servicer Events of Default............................106

Section 9.07    Waiver of Default............................................107

Section 9.08    Successor to the Master Servicer.............................107

Section 9.09    [Reserved]...................................................109

Section 9.10    Merger or Consolidation......................................109

Section 9.11    Resignation of the Master Servicer...........................109

Section 9.12    Assignment or Delegation of Duties by the Master Servicer....109

Section 9.13    Limitation on Liability of the Master Servicer...............110

Section 9.14    Indemnification; Third Party Claims..........................110

                                    ARTICLE X
                     CONCERNING THE SECURITIES ADMINISTRATOR

Section 10.01   Duties of Securities Administrator...........................111

Section 10.02   Certain Matters Affecting the Securities Administrator.......112

Section 10.03   Securities Administrator Not Liable for Certificates
                or Mortgage Loans............................................114

Section 10.04   Securities Administrator May Own Certificates................115

Section 10.05   Securities Administrator's Fees and Expenses.................115

Section 10.06   Eligibility Requirements for Securities Administrator........115

Section 10.07   Resignation and Removal of Securities Administrator..........116

Section 10.08   Successor Securities Administrator...........................117

Section 10.09   Merger or Consolidation of Securities Administrator..........118

Section 10.10   Assignment or Delegation of Duties by the Securities
                Administrator................................................118

                                   ARTICLE XI
                                REMIC provisions

Section 11.01   REMIC Administration.........................................118

Section 11.02   [Reserved]...................................................121

Section 11.03   Designation of REMIC(s)......................................122

Section 11.04   Distributions on Uncertificated REMIC 1 Regular Interests,
                REMIC 2 Regular Interests, and REMIC 3 Regular Interests.....122

                                 ARTICLE XII
                                 TERMINATION

Section 12.01   Termination upon Liquidation or Purchase of the
                Mortgage Loans...............................................125

Section 12.02   Final Distribution on the Certificates.......................125

Section 12.03   Additional Termination Requirements..........................126

                                ARTICLE XIII
                          MISCELLANEOUS PROVISIONS

Section 13.01   Amendment....................................................127

Section 13.02   Recordation of Agreement; Counterparts.......................129

Section 13.03   Governing Law................................................129

Section 13.04   Intention of Parties.........................................129

Section 13.05   Notices......................................................130

Section 13.06   Severability of Provisions...................................131

Section 13.07   [Reserved.]..................................................131

Section 13.08   Limitation on Rights of Certificateholders...................131

Section 13.09   Certificates Nonassessable and Fully Paid....................132

Section 13.10   Rule of Construction.........................................132

Section 13.11   Waiver of Jury Trial.........................................132

EXHIBITS

Exhibit A       Form of Senior Certificates and Senior Subordinate Certificate

Exhibit B       Form of Junior Subordinate Certificate

Exhibit C       Form of Class R Certificate

Exhibit D       Form of Class P Certificate

Exhibit E       Form of Initial Certification of Custodian

Exhibit F       Form of Document Certification and Exception Report of Custodian

Exhibit G       Form of Residual Transfer Affidavit

Exhibit H       Form of Transferor Certificate

Exhibit I       Form of Rule 144A Investment Letter

Exhibit J       Form of Request for Release

Exhibit K       Contents for Each Mortgage File

Exhibit L       Form of Sarbanes-Oxley Certification to be provided with
                Form 10 K

Exhibit M       List of Servicing Agreements

Exhibit N       Form of Servicing Function Participant Back-up Sarbanes Oxely
                Certification

Exhibit O       Form of Yield Maintenance Agreement

Exhibit P       [Reserved]

Exhibit Q       Transfer Agreements

Exhibit R       [Reserved]

Exhibit S       Servicing Criteria Matrix

Exhibit T       Transaction Parties

Exhibit U       Form of Annual Compliance Certificate

Exhibit V       Additional Form 10-D Disclosure

Exhibit W       Additional Form 10-K Disclosure

Exhibit X       Form 8-K Disclosure Information

Exhibit Y       Additional Disclosure Notification

     THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 2006, among HSI ASSET SECURITIZATION CORPORATION, as depositor (the "Depositor"), CITIMORTGAGE, INC., a New York corporation (the "Master Servicer"), CITIBANK, N.A., a national banking association ( the "Securities Administrator"), WELLS FARGO BANK, N.A., a national banking association (the "Custodian") and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as trustee (the "Trustee").

                              W I T N E S S E T H:

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT:

     The Depositor intends to sell Mortgage Pass-Through Certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein). As provided herein, the Securities Administrator will make an election to treat the entire segregated pool of assets relating to the Mortgage Loans, as described in the definition of REMIC 1 below, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 1." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the REMIC 1 Remittance Rate, the initial Uncertificated Principal Balance, and solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 1 Regular Interests. None of the REMIC 1 Regular Interests will be certificated.

----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
          REMIC 1                   REMIC 1                Initial             Latest Possible             Related
 Regular Interests and           Remittance Rate        Uncertificated         Maturity Date(1)        Subgroup/Class of
    Residual Interests                                Principal Balance                                 Certificates
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 1-A                            6.00%                 $564.72            December 26, 2036         Subgroup I-1
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 2-A                            7.00%                 $659.06            December 26, 2036         Subgroup I-2
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 3-A                            7.50%                 $188.75            December 26, 2036         Subgroup I-3
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 4-A                            8.00%                 $137.66            December 26, 2036         Subgroup I-4
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 5-A                            5.50%                 $300.10            December 26, 2021         Subgroup II-1
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class P                              0.00%                   $100             December 26, 2026              All
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class I-PO                           0.00%                 $251,132           December 26, 2036          Class I-PO
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class I-IO                           6.00%                   (2)              December 26, 2036          Class I-IO
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class II-PO                          0.00%                 $18,382            December 26, 2026          Class II-PO
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class II-IO                          5.50%                   (2)              December 26, 2026          Class II-IO
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 1-ZZZ                          6.00%                $5,647,155          December 26, 2036         Subgroup I-1
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 2-ZZZ                          7.00%                $6,590,564          December 26, 2036         Subgroup I-2
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 3-ZZZ                          7.50%                $1,887,545          December 26, 2036         Subgroup I-3
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 4-ZZZ                          8.00%                $1,376,647          December 26, 2036         Subgroup I-4
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------
Class 5-ZZZ                          5.50%                $3,001,797          December 26, 2036         Subgroup II-1
----------------------------  ---------------------  ---------------------  ----------------------  ----------------------

----------------------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 1 Regular Interest.

(2) Neither the Class I-IO nor the Class II-IO has an Uncertificated Principal Balance and each is entitled to receive on each Distribution Date a specified portion of the interest payable on certain Subgroup I-4 Loans and Subgroup II-1 Loans, respectively, equal to the Class I-IO Notional Amount or the Class I-IO Notional Amount, as the case may be.

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the Uncertificated REMIC 1 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC 2." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC 2 for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, the REMIC 2 Remittance Through Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC 2 Regular Interests and the general description of the Class R-II Certificates. None of the REMIC 2 Regular Interests will be certificated.

      REMIC 2
Regular Interests          REMIC 2         Initial                  Latest          Related
 and Residual            Remittance     Uncertificated             Possible         Class of
    Interests               Rate           Balance              Maturity Date(1)   Certificates
    ---------              -----           -------              ----------------   ------------
    Class I-A-1             6.00%                       $     December 26, 2036    Class I-A-1
    Class I-A-2             6.00%                             December 26, 2036    Class I-A-2
    Class I-A-3             6.00%                             December 26, 2036    Class I-A-3,
                                                                                   Class I-A-4
    Class I-A-5             6.00%                             December 26, 2036    Class I-A-5
    Class I-A-6             6.00%                             December 26, 2036    Class I-A-6
    Class I-A-7             7.00%                             December 26, 2036    Class I-A-7,
                                                                                   Class I-A-8
    Class I-A-9             7.50%                             December 26, 2036    Class I-A-9,
                                                                                   Class I-A-10
   Class I-A-11             8.00%                             December 26, 2036    Class I-A-11
                                                                                   Class I-A-12
      Class P               0.00%               $100             ___________       Class P
    Class I-IO              6.00%                             December 26, 2036    Class I-IO
    Class I-PO              0.00%                             December 26, 2036    Class I-PO
   Class II-A-1             5.50%                             December 26, 2026    Class II-A-1
    Class II-IO             5.50%                             December 26, 2026    Class II-IO
    Class II-PO             0.00%                             December 26, 2026    Class II-PO
     Class B-1        Variable Rate(2)                        December 26, 2036    Class B-1
     Class B-2        Variable Rate(2)                        December 26, 2036    Class B-2
     Class B-3        Variable Rate(2)                        December 26, 2036    Class B-3
     Class B-4        Variable Rate(2)                        December 26, 2036    Class B-4

----------------------------------
(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC 2 Regular Interest.

(2) The REMIC 2 Remittance Rate for the REMIC 2 Regular Interest Class B-1, B-2, B-3, B-4, B-5 and B-6 will be a variable rate of interest equal to the weighted average of the designated rates of each subgroup. For federal income tax purposes, however, such REMIC 2 Remittance Rate on any Distribution Date shall be expressed as the weighted average of the REMIC 1 Remittance Rates of the REMIC 1 Regular Interests Class 1-A, Class 2-A, Class 3-A, Class 4-A and Class 5-A, weighted on the basis of the related Uncertificated Principal Balances of such REMIC 1 Regular Interests.

      REMIC 2
Regular Interests          REMIC 2         Initial                  Latest          Related
 and Residual            Remittance     Uncertificated             Possible         Class of
    Interests               Rate           Balance              Maturity Date(1)   Certificates
    ---------              -----           -------              ----------------   ------------
     Class B-5        Variable Rate(2)                        December 26, 2036    Class B-5
     Class B-6        Variable Rate(2)                        December 26, 2036    Class B-6

     As provided herein, the Securities Administrator will elect to treat the segregated pool of assets consisting of the REMIC 2 Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC 3. The Class R-III Certificates will represent the sole class of "residual interests" in REMIC 3 for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC 3 Remittance Rate") and Initial Class Certificate Balance for each of the "regular interests" in REMIC 3 (the "REMIC 3 Regular Interests"). None of the Class R-I, Class R-II and Class R-III Certificates have a principal balance nor an interest rate. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation
Section 1.860G-1(a)(4)(iii)) for each REMIC 3 Regular Interest shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.

                         THE SERIES 2006-2 CERTIFICATES

---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
                  Initial Principal     Related                Initial
                     Balance or         Loan       Related     Interest                        Summary Interest   Moody's     S&P
Class            Notional Amount (1)    Group      Subgroup      Rate            Designation    Rate Formula(7)    Rating     Rating
================ ==================== ========== =========== ============ =================== ================== =========== =======
Offered
Certificates:
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-1          $17,337,000          1          I-1     6.00000%     Super               Fixed              Aaa         AAA
                                                                          Senior/
                                                                          Non-Accelerating(6)
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-2          $40,672,000          1          I-1     6.00000%     Senior/Sequential   Fixed              Aaa         AAA
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-3          $40,672,000          1          I-1     Adjustable   Super               LIBOR + 0.60%(7)   Aaa         AAA
                                                             Rate         Senior/Sequential/
                                                                          Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-4          $40,672,000(2)       1          I-1     Adjustable   Senior/Notional/    5.40% - LIBOR(7)   Aaa         AAA
                                                             Rate         Inverse Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-5           $189,699            1          I-1     6.00000%     Senior/Sequential   Fixed              Aaa         AAA
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-6          $3,047,000           1          I-1     6.00000%     Senior              Fixed              Aaa         AAA
                                                                          Support/
                                                                          Non-Accelerating(6)
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-7         $118,943,983          1          I-2     Adjustable   Senior/Pass-Through LIBOR + 0.37%(7)   Aaa         AAA
                                                             Rate         Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-8         $118,943,983(2)       1          I-2     Adjustable   Senior/Notional     6.63% - LIBOR(7)   Aaa         AAA
                                                             Rate         Inverse Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-9          $34,065,691          1          I-3     Adjustable   Senior/Pass-Through LIBOR + 0.30%(7)   Aaa         AAA
                                                             Rate         Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-10         $34,065,691(2)       1          I-3     Adjustable   Senior/Notional     7.20% - LIBOR(7)   Aaa         AAA
                                                             Rate         Inverse Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-11         $24,845,192          1          I-4     Adjustable   Senior/Pass-Through LIBOR + 0.20%(7)   Aaa         AAA
                                                             Rate         Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-A-12         $24,845,192(2)       1          I-4     Adjustable   Senior/Notional     7.80% - LIBOR(7)   Aaa         AAA
                                                             Rate         Inverse Floater
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-IO            $590,041(2)         1          I-4     6.00000%     Senior/Notional     Fixed              Aaa         AAA
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class I-PO           $251,132(3)          1          I-1         (3)      Senior/Principal    N/A                Aaa         AAA
                                                                          Only
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class II-A-1         $54,156,905          2          II-1    5.50000%     Senior/Pass-Through Fixed              Aaa         AAA
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class II-IO                               2          II-1    5.50000%     Senior/Notional     Fixed              Aaa         AAA
                 $6,991,827(2)
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class II-PO          $18,382(3)           2          II-1        (3)      Senior/Principal    N/A                Aaa         AAA
                                                                          Only
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class B-1            $8,275,332         1, 2         (5)     Variable     Subordinate         weighted average   Aa3         AA
                                                             Rate                             rate -
                                                                                              0.57687234%
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class B-2            $3,527,027         1, 2         (5)     Variable     Subordinate         weighted average   A3          A
                                                             Rate                             rate - 0.32687234%
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class B-3            $2,116,216         1, 2         (5)     Variable     Subordinate         weighted average   Baa3        BBB
                                                             Rate                             rate
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Total Offered:      $348,117,559
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Non-Offered
Certificates(4):
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class B-4            $2,116,216         1, 2         (5)     Variable     Subordinate         weighted average   NR          BB
                                                             Rate                             rate
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class B-5            $1,763,513         1, 2         (5)     Variable     Subordinate         weighted average   NR          B
                                                             Rate                             rate
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class B-6             $705,404          1, 2         (5)     Variable     Subordinate         (8)                NR          NR
                                                             Rate
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Class P                 $100            1, 2         (5)     0.00%        Prepayment Charges  N.A                NR          NR
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------

---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Total                $4,585,133
Non-Offered:
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------
Total:              $352,702,692
---------------- -------------------- ---------- ----------- ------------ ------------------- ------------------ ----------- -------

(1)  Approximate. Subject to variance of plus or minus 5%.
(2) Interest-only certificates that will accrue interest on a notional amount. These certificates will not receive distributions of principal.
(3) The Class I-PO and Class II-PO certificates are principal-only certificates and are not entitled to payment of interest.
(4) The issuing entity will also issue the Class R certificates and the Class P Certificates, which are entitled to receive any prepayment penalties on the mortgage loans.
(5) The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates will be related to subgroups I-1, I-2, I-3, I-4 and II-1 and will receive a variable rate of interest based on the weighted average of the designated rates of each subgroup.
(6) The Class I-A-1 and Class I-A-6 certificates will not receive principal payments at the same rate as the other Senior Certificates because principal payments generally will not be distributable to the Class I-A-1 and Class I-A-6 certificates until the Distribution Date in January 2012.
(7)  Subject to minimum and maximum rates as described in this Agreement.
(8) The Class B-6 Certificates will accrue interest at a per annum rate equal to (i) the weighted average of the designated rates applicable to subgroups I-1, I-2, I-3, I-4 and II-1 on the basis of the group subordinate amounts thereof plus ((0.57687234% multiplied by the Class Certificate Balance of the Class B-1 Certificates) plus (0.32687234% multiplied by the Class Certificate Balance of the Class B-2 Certificates) divided by the Class Certificate Balance of the Class B-6 Certificates.

-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
                                             Final Scheduled
               Record      Delay/Acrual       Distribution          Minimum        Incremental
Class          Date(1)       Period(2)           Date(3)        Denomination(4)   Denomination       CUSIP Number       ISIN Number
=============  =========  ================  =================  ================  ================  ==================  =============
Offered
Certificates:
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-1       DD          24 day          December 2036         $25,000            $1             40431H AA 5       US40431HAA59
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-2       DD          24 day          December 2036         $25,000            $1             40431H AB 3       US40431HAB33
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-3       DD           0 day          December 2036         $25,000            $1             40431H AC 1       US40431HAC16
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-4       DD           0 day          December 2036         $25,000            $1             40431H AD 9       US40431HAD98
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-5       DD          24 day          December 2036         $25,000            $1             40431H AE 7       US40431HAE71
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-6       DD          24 day          December 2036         $25,000            $1             40431H AF 4       US40431HAF47
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-7       DD           0 day          December 2036         $25,000            $1             40431H AG 2       US40431HAG20
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-8       DD           0 day          December 2036         $25,000            $1             40431H AH 0       US40431HAH03
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-9       DD           0 day          December 2036         $25,000            $1             40431H AJ 6       US40431HAJ68
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-10      DD           0 day          December 2036         $25,000            $1             40431H AK 3       US40431HAK32
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-11      DD           0 day          December 2036         $25,000            $1             40431H AL 1       US40431HAL15
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-A-12      DD           0 day          December 2036         $25,000            $1             40431H AM 9       US40431HAM97
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-IO        DD          24 day          December 2036         $25,000            $1             40431H AN 7       US40431HAN70
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class I-PO        DD            N/A           December 2036         $25,000            $1             40431H AP 2       US40431HAP29
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class II-A-1      DD          24 day          December 2021         $25,000            $1             40431H AQ 0       US40431HAQ02
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class II-IO       DD          24 day          December 2021         $25,000            $1             40431H AR 8       US40431HAR84
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class II-PO       DD            N/A           December 2021         $25,000            $1             40431H AS 6       US40431HAS67
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class B-1         DD          24 day          December 2036         $25,000            $1             40431H AT 4       US40431HAT41
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class B-2         DD          24 day          December 2036         $25,000            $1             40431H AU 1       US40431HAU14
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class B-3         DD          24 day          December 2036         $25,000            $1             40431H AV 9       US40431HAV96
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------

-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Non-Offered
Certificates:
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class B-4         CM          24 day          December 2036         $25,000            $1             40431H AZ 0       US40431HAZ01
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class B-5         CM          24 day          December 2036         $25,000            $1             40431H BA 4       US40431HBA41
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------
Class B-6         CM          24 day          December 2036         $25,000            $1             40431H BB 2       US40431HBB24
-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------

-------------  ---------  ----------------  -----------------  ----------------  ----------------  ------------------  -------------

(1) CM = For any distribution date, the last business day of the calendar month immediately preceding the distribution date. DD = For any distribution date, the close of business on the business day immediately preceding the distribution date.

(2) 24 Day = For any distribution date, the interest accrual period will be the calendar month immediately preceding the month in which the related distribution date occurs. 0 Day = For any distribution date, the interest accrual period will be the period beginning on the immediately preceding distribution date (or the closing date, in the case of the first distribution date) and ending on the calendar day immediately before the related distribution date.

(3) Calculated as the distribution date in the month following the month in which the latest maturity date of any mortgage loan included in the related subgroup occurs.

(4) With respect to the initial European investors, the underwriters will only sell offered certificates in minimum total investment amounts of $100,000.

     The Mortgage Loans have an aggregate Stated Principal Balance as of the Cut-off Date of $352,702,693.

     Set forth below are designations of Classes of Certificates to the categories used herein:

Adjustable Rate Certificates........... Floater Certificates and Inverse Floater
                                        Certificates.

Book-Entry Certificates................ All Classes of  Certificates  other than the Junior Subordinate Certificates, the
                                        Class  R   Certificates   and   Class  P
                                        Certificates.

Class A Certificates................... Class I-A-1,  Class I-A-2,  Class I-A-3,
                                        Class I-A-4,  Class I-A-5,  Class I-A-6,
                                        Class I-A-7,  Class I-A-8,  Class I-A-9,
                                        Class I-A-10, Class I-A-11, Class I-A-12 and Class II-A-1 Certificates.

Class I-A Certificates................. The Class I-A-1, Certificates, the Class
                                        I-A-2    Certificates,    Class    I-A-3
                                        Certificates,     the    Class     I-A-4
                                        Certificates,  Class I-A-5 Certificates,
                                        Class  I-A-6  Certificates,  Class I-A-7
                                        Certificates,  Class I-A-8 Certificates,
                                        Class I-A-9  Certificates,  Class I-A-10
                                        Certificates, Class I-A-11 Certificates and Class I-A-12 Certificates.

Class II-A Certificates................ The Class II-A-1 Certificates.

Class IO Certificates.................. Class I-IO and Class II-IO Certificates

Class P Certificates................... The Class P Certificates.

Class PO Certificates.................. Class I-PO and Class II-PO Certificates

Class R Certificates................... Class R-I,  Class  R-II and Class  R-III
                                        Certificates

ERISA-Restricted Certificates.......... The  Junior  Subordinate   Certificates,
                                        Class    R    Certificates,    Class   P
                                        Certificates and any Certificate with a rating which falls below the lowest applicable permitted rating under the Underwriters' Exemption.

Floater Certificates:.................. Class I-A-3,  Class I-A-7,  Class I-A-9,
                                        and Class I-A-11 Certificates

Group 1 Certificates................... Any one of the Class I-A-1, Class I-A-2,
                                        Class I-A-3,  Class I-A-4,  Class I-A-5,
                                        Class I-A-6,  Class I-A-7,  Class I-A-8,
                                        Class I-A-9, Class I-A-10, Class I-A-11,
                                        Class  I-A-12,  Class I-IO and the Class
                                        I-PO.

Group 2 Certificates................... Any one of the Class II-A-1, Class II-IO
                                        and the Class II-PO.

Interest Only Certificates:............ Class  IO   Certificates,   Class  I-A-4
                                        Certificates,  Class I-A-8 Certificates,
                                        Class  I-A-10   Certificates  and  Class
                                        I-A-12 Certificates.

Inverse Floater Certificates:.......... Class I-A-4,  Class I-A-8,  Class I-A-10
                                        and Class I-A-12 Certificates

Junior Subordinate Certificates........ Class  B-4,  Class  B-5  and  Class  B-6
                                        Certificates.

NAS Certificates....................... Any one of the Class  I-A-1 or the Class
                                        I-A-6 Certificates.

Offered Certificates................... All Classes of  Certificates  other than the Private Certificates.

Physical Certificates:................. Any  one  of  the  Class  P or  Class  R
                                        Certificates.

Private Certificate.................... Any  Junior   Subordinate   Certificate,
                                        Class   R   Certificate   or   Class   P
                                        Certificate.

Rating Agencies........................ Moody's and Standard & Poor's.

Regular Certificates................... All Classes of  Certificates  other than the Class R Certificates.

Residual Certificates.................. Class R Certificates.

Senior Certificate..................... Any one of the Group 1  Certificates  or
                                        the Group 2 Certificates.

Senior Subordinate Certificates........ Class  B-1,  Class  B-2  and  Class  B-3
                                        Certificates.

Senior Support Certificates............ The Class I-A-6 Certificates.

Subgroup I-1 Certificates.............. Any one of the Class I-A-1 Certificates,
                                        Class  I-A-2  Certificates,  Class I-A-3
                                        Certificates,  Class I-A-4 Certificates,
                                        Class  I-A-5  Certificates,  Class I-A-6
                                        Certificates    or   the   Class    I-PO
                                        Certificates.

Subgroup I-2 Certificates.............. Any one of the Class I-A-7  Certificates
                                        or the Class I-A-8 Certificates.

Subgroup I-3 Certificates.............. Any one of the Class I-A-9  Certificates
                                        or the Class I-A-10 Certificates.

Subgroup I-4 Certificates.............. Any    one   of   the    Class    I-A-11
                                        Certificates,    the    Class    I-A-12,
                                        Certificates    or   the   Class    I-IO
                                        Certificates.

Subgroup II-1 Certificates............. Any    one   of   the    Class    II-A-1
                                        Certificates,     the    Class     II-IO
                                        Certificates    or   the   Class   II-PO
                                        Certificates.

Subordinate Certificate................ Any  one  of  the   Senior   Subordinate
                                        Certificates   or   Junior   Subordinate
                                        Certificates.

Super Senior Certificates.............. The  Class  I-A-1  Certificates  or  the
                                        Class I-A-3 Certificates.


                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     10-K Filing Deadline: As defined in Section 8.12(a)(ii).

     Accepted Servicing Practices: With respect to any Mortgage Loan and the related Servicer, the servicing and administration of such Mortgage Loan (i) in the same manner in which, and with the same care, skill, prudence and diligence with which such Servicer generally services and administers similar mortgage loans with similar mortgagors (A) for other third parties, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage lenders servicing their own mortgage loans or
(B) held in such  Servicer's own portfolio,  whichever  standard is higher,  and
(ii) in accordance with applicable local, state and federal laws, rules and regulations.

     Account: Any of the Collection Accounts, the Master Servicing Account, the Reserve Fund, the Class P Reserve Fund, the Distribution Account and any Escrow Account. Each Account shall be an Eligible Account.

     Accrued Certificate Interest: With respect to each Distribution Date, (a) in the case of each class of Offered Certificates (other than the Interest Only Certificates and Class PO Certificates) interest accrued during the related Interest Accrual Period on the Class Certificate Balance thereof, immediately prior to that Distribution Date at the related Pass-Through Rate and (b) in the case of the Interest Only Certificates, interest accrued during the related Interest Accrual Period on the related Notional Amount immediately prior to that Distribution Date at the then-applicable Pass-Through Rate that Class for that Distribution Date. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of:

          (i) Prepayment Interest Shortfalls on the Mortgage Loans in the related Loan Group (to the extent not offset by the related Servicer with a payment of Compensating Interest as provided in the related Servicing Agreement);

          (ii) the interest portions of Realized Losses, including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses on the Mortgage Loans included in the related Loan Group not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.04;

          (iii) the interest portion of any P&I Advances that were made with respect to delinquencies on the Mortgage Loans included in the related Loan Group that were ultimately determined under the terms of this Agreement to be, and reported to the Master Servicer and the Securities Administrator under the terms of this Agreement as, Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses; and

          (iv) any other interest shortfalls not allocated solely to one or more Specific Classes of Certificates pursuant to Section 4.04, including interest that is not collectible from the Mortgagor pursuant to the Relief Act.

     The related Loan Group Senior Percentage of these reductions with respect to the related Loan Group, will be allocated among the Holders of the related Senior Certificates, in proportion to the amounts of Accrued Certificate Interest that would have been payable to those Certificates on that Distribution Date absent such reductions. The remainder of these reductions will be allocated among the Holders of the Subordinate Certificates, in proportion to the respective amounts of Accrued Certificate Interest that would have been payable to those Certificates on that Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentences that are allocated to any Class of Subordinate Certificates, Accrued Certificate Interest on such Class of Subordinate Certificates will be reduced by the interest portion of Realized Losses that are allocated solely to such Class of Subordinate Certificates pursuant to Section 4.04.

     Additional Disclosure Notification: The form of notice set forth on Exhibit Y.

     Additional Form 10-D Disclosure: As defined in Section 8.12(a)(i).

     Additional Form 10-K Disclosure: As defined in Section 8.12(a)(ii).

     Advance: Any P&I Advance or Servicing Advance.

     Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

     Amounts Held for Future Distribution: As to the Certificates on any Distribution Date, the aggregate amount held in the Collection Accounts of the Servicers at the close of business on the related Determination Date on account of (i) Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Subsequent Recoveries on the Mortgage Loans received after the end of the related Prepayment Period and (ii) all Scheduled Payments on the Mortgage Loans due after the end of the related Due Period.

     Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trustee.

     Available Funds: With respect to any Distribution Date and each Loan Group, to the extent received by the Securities Administrator (x) the sum of (i) all scheduled installments of interest (net of the related Expense Fees and any Lender paid Primary Mortgage Insurance Policy premiums) and principal due on the Due Date on the related Mortgage Loans in the related Due Period and received by the Servicers on or prior to the related Determination Date, together with any P&I Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds and Subsequent Recoveries received by the
Servicers during the related Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all curtailments or Principal Prepayments in Full on the related Mortgage Loans received by the Servicers during the related Prepayment Period together with all Compensating Interest paid by the Servicers in connection therewith (excluding any Prepayment Charges); (iv) all Substitution Adjustment Amounts with respect to the substitutions of Mortgage Loans in such Loan Group that occur on or prior to the related Determination Date; (v) all amounts received with respect to such Distribution Date as the Repurchase Price in respect of a Mortgage Loan repurchased by a Mortgage Loan Seller or the Sponsor on or prior to the related Determination Date; and (vi) the proceeds with respect to the termination of the Trust Fund pursuant to clause (a) of Section 12.01; reduced by (y) amounts in reimbursement for Advances previously made with respect to the Mortgage Loans in such Loan Group and other amounts as to which the Servicers, the Depositor, the Master Servicer, the Securities Administrator or the Trustee are entitled to be paid or reimbursed pursuant to the Servicing Agreements or this Agreement.

     Available Funds Cap: with respect to any Distribution Date on or before the Distribution Date in August 2010 and the Class I-A-3 Certificates, 6.00% per annum plus amounts, if any, paid pursuant to the Yield Maintenance Agreement (which shall not be part of any REMIC hereunder) and on deposit in the Reserve Fund (which shall not be part of any REMIC hereunder) up to an amount equal to the Yield Supplement Amount for that Distribution Date, expressed as a per annum rate. With respect to any Distribution Dates after the Distribution Date in August 2010, 6.00% per annum.

     Bankruptcy Amount: As of any date of determination, an amount equal to $100,000 as reduced by (i) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.04 and (ii) any permissible reductions in the Bankruptcy Amount as evidenced by a letter of each Rating Agency to the Securities Administrator and the Master Servicer to the effect that any such reduction will not result in a downgrading, qualification or withdrawal of the then current ratings assigned to the Classes of Certificates rated by it.

     Bankruptcy Losses: Any Realized Losses attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the Stated Principal Balance of or the Mortgage Rate on a Mortgage Loan or an extension of maturity.

     Back-up Certification: As defined in Section 3.05.

     Book-Entry Certificates: As specified in the Preliminary Statement.

     Business Day: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in (a) the States of New York, California, Maryland or Minnesota, (b) the Commonwealth of Pennsylvania or any other State in which any Servicer's servicing operations are located, or (c) any State in which the Corporate Trust Office is located, are authorized or obligated by law or executive order to be closed.

     Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the applicable Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which such Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

     Certificate Group: As applicable, each of the Subgroup I-1 Certificates, the Subgroup I-2 Certificates, the Subgroup I-3 Certificates, the Subgroup I-4 Certificates or the Subgroup II-1 Certificates.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

     Certificate Register: The register maintained pursuant to Section 5.02.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100.00% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any Affiliate of the Depositor in determining which Certificates are registered in the name of an Affiliate of the Depositor.

     Certification Parties: As defined in Section 3.05.

     Certifying Person: As defined in Section 3.05.

     Citibank: Citibank, N.A. or its successor in interest.

     CitiMortgage: CitiMortgage, Inc. or its successor in interest.

     Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

     Class I-A Certificates: As specified in the Preliminary Statement.

     Class I-A-1 Certificates: All Certificates bearing the Class designation of "Class I-A-1".

     Class I-A-2 Certificates: All Certificates bearing the Class designation of "Class I-A-2".

     Class I-A-3 Certificates: All Certificates bearing the Class designation of "Class I-A-3".

     Class I-A-4 Certificates: All Certificates bearing the Class designation of "Class I-A-4".

     Class I-A-5 Certificates: All Certificates bearing the Class designation of "Class I-A-5".

     Class I-A-6 Certificates: All Certificates bearing the Class designation of "Class I-A-6".

     Class I-A-7 Certificates: All Certificates bearing the Class designation of "Class I-A-7".

     Class I-A-8 Certificates: All Certificates bearing the Class designation of "Class I-A-8".

     Class I-A-9 Certificates: All Certificates bearing the Class designation of "Class I-A-9".

     Class I-A-10 Certificates: All Certificates bearing the Class designation of "Class I-A-10".

     Class I-A-11 Certificates: All Certificates bearing the Class designation of "Class I-A-11".

     Class I-A-12 Certificates: All Certificates bearing the Class designation of "Class I-A-12".

     Class I-IO Notional Amount: Class I-IO Notional Amount on each Distribution Date will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group I having Net Mortgage Rates greater than or equal to 8.00% per annum (the "Loan Group I Premium Loans") multiplied by the following fraction:

                    weighted average Net Mortgage Rate of all
                     Loan Group I Premium Loans minus 8.00%
                           -------------------------
                                     6.00%.

     Class II-A Certificates: The Class II-A-1 Certificates.

     Class II-A-1 Certificates: All Certificates bearing the Class designation of "Class II-A-1".

     Class II-IO Notional Amount: Class II-IO Notional Amount on each Distribution Date will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group II having Net Mortgage Rates greater than or equal to 5.50% per annum (the "Loan Group II Premium Loans") multiplied by the following fraction:

                    weighted average Net Mortgage Rate of all
                     Loan Group II Premium Loans minus 5.50%
                            -------------------------
                                     5.50%.

     Class A Certificates: As specified in the Preliminary Statement.

     Class B-1 Certificates: All Certificates bearing the Class designation of "Class B-1".

     Class B-2 Certificates: All Certificates bearing the Class designation of "Class B-2".

     Class B-3 Certificates: All Certificates bearing the Class designation of "Class B-3".

     Class B-4 Certificates: All Certificates bearing the Class designation of "Class B-4".

     Class B-5 Certificates: All Certificates bearing the Class designation of "Class B-5".

     Class B-6 Certificates: All Certificates bearing the Class designation of "Class B-6".

     Class Certificate Balance: With respect to any Offered Certificate, other than the Interest Only Certificates, as of any date of determination, an amount equal to the initial Class Certificate Balance of that Certificate reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that Certificate and (b) any reductions in the Class Certificate Balance of that Certificate deemed to have occurred in connection with allocations  of  Realized  Losses in the  manner  described  in this  Agreement, provided  that,  the Class  Certificate  Balance  of any  Class of  Certificates
outstanding with the Highest Priority to which Realized Losses related to a Mortgage Loan, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated shall be increased by any Subsequent Recoveries related to that Mortgage Loan not previously allocated as set forth in Section 4.02(h), and the Class Certificate Balance of the Class of Certificates with a Class Certificate Balance greater than zero with the Lowest Priority shall be further reduced by an amount equal to the percentage interest evidenced thereby multiplied by the excess, if any, of (i) the then-aggregate Class Certificate Balance of all Classes of
Certificates then outstanding over (ii) the then-aggregate Stated Principal Balance of all of the Mortgage Loans.

     Class P Certificates:  All  certificates  bearing the designation of "Class
P".

     Class P Reserve Fund: The Eligible Account established pursuant to Section 3.01(e).

     Class PO Collection Shortfall: With respect to each Loan Group and each Cash Liquidation or REO Disposition of a Discount Mortgage Loan in such Loan Group in connection with each Distribution Date or any prior Distribution Date, the extent that (1) the amount included under clause (iii) of the definition of Class PO Principal Distribution Amount for that Distribution Date is less than
(2) the amount described in (a) under clause (iii) of the definition of Class PO Principal Distribution Amount.

     Class PO Principal Distribution Amount: With respect to any Distribution Date and each Loan Group, an amount equal to the aggregate of:

          (i) the related Discount Fraction of the principal portion of the Scheduled Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, less the related Discount Fraction of the principal portion of any related Debt Service

     Reductions which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

          (ii) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of a Principal Prepayment, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group described in clause
     (iii) below) including Principal Prepayments and repurchases of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan that is a Discount Mortgage Loan, the Discount Fraction of the amount of any Substitution Adjustment Amount deposited in the Collection Account in connection with such substitution);

          (iii) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the applicable Discount Fraction of the Stated Principal Balance of that Discount Mortgage Loan immediately prior to that Distribution Date and (b) the aggregate amount of collections on that Discount Mortgage Loan to the extent applied as recoveries of principal;

          (iv) any amounts allocable to principal for the related Loan Group for any previous Distribution Date calculated pursuant to clauses (i) through
     (iii) above that remain undistributed; and

          (v) an amount equal to the aggregate of the related Class PO Collection Shortfalls for all Distribution Dates on or prior to such Distribution Date, less any amounts paid under this clause on a prior Distribution Date, until paid in full; provided, that distributions under this clause (v) shall only be made to the extent of Eligible Funds for the related Loan Group on any Distribution Date.

     Notwithstanding the foregoing, on or after the Credit Support Depletion Date, the Class PO Principal Distribution Amount with respect to any Distribution Date and Loan Group will equal the Discount Fraction of the principal portion of Scheduled Payments and all collections other than Scheduled Payments received or advanced in respect of the Discount Mortgage Loans in the related Loan Group.

     Class R Certificates: As set forth in the Preliminary Statement.

     Closing Date: December 28, 2006.

     Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

     Collection Account: With respect to each Servicer, the account defined as "Custodial Account" in the related Servicing Agreement.

     Commission: The United States Securities and Exchange Commission.

     Compensating Interest: For any Distribution Date, the lesser of (a) the amount, if any, by which the Prepayment Interest Shortfall related to a Loan Group, if any, for such Distribution Date, with respect to all voluntary Principal Prepayments for such Loan Group (excluding any payments made upon liquidation of any Mortgage Loan) exceeds all Prepayment Interest Excesses for such Distribution Date and for such Loan Group, and (b) the aggregate amount of the Servicing Fees actually retained by or paid to the applicable Servicer for such Distribution Date and for such Loan Group.

     Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

     Corporate Trust Office: With respect to the Securities Administrator, (i) for transfer, presentation or surrender of Certificates, the office at 111 Wall Street, 15th Floor Window, New York, New York 10005, Attention: Corporate Trust Services - HALO 2006-2, and (ii) for all other purposes, 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Structured Finance Agency and Trust - HALO 2006-2 or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Trustee. With respect to the Trustee, the designated office of the Trustee in the State of California at which any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at 1761 East St. Andrew Place, Santa Ana, California 92705 4934, Attention: Trust
Administration - HB06L2, facsimile number (714) 247-6329, and its telephone number is (714) 247-6000 and which is also the address to which notices to and correspondence with the Trustee under this Agreement should be directed.

     Countrywide Servicing: Countrywide Home Loans Servicing LP.

     Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Certificate Balances of the Subordinate Certificates have been reduced to zero.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

     Custodial File: The meaning assigned to such term in Section 2.01(b).

     Custodian: Initially, Wells Fargo, or any successor custodian appointed hereunder.

     Cut-off Date: December 1, 2006.

     Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balances of all Mortgage Loans as of the Cut-off Date.

     Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

     Data Tape Information: With respect to each Mortgage Loan, the same information (provided as of the Cut-off Date) included in the data fields specified under the definition of "Mortgage Loan Schedule" in the applicable Transfer Agreement, with such additions and modifications as agreed upon by the applicable Mortgage Loan Seller and the Depositor.

     Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the United States
Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

     Definitive   Certificates:   Any   Certificate   evidenced  by  a  Physical
Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

     Deleted Mortgage Loan: A Mortgage Loan repurchased by a Mortgage Loan Seller or the Sponsor and removed from the Trust Fund.

     Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" (or initial notional balance, in the case of the Interest Only Certificates) or the Percentage Interest appearing on the face thereof.

     Depositor: HSI Asset Securitization Corporation, a Delaware corporation, and its successors in interest.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

     Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated P-1 by Moody's, F1+ by Fitch and A-1 by Standard & Poor's.

     Depository   Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Designated Rates: For Subgroup I-1, 6.0%, for Subgroup I-2, 7.0%, for Subgroup I-3, 7.5%, for Subgroup I-4, 8.0% and for Subgroup II-1, 5.5%.

     Determination Date: For each Remittance Date (i) with respect to Wells Fargo Bank, as Servicer, and Countrywide Servicing, the Business Day immediately preceding such Remittance Date, (ii) with respect to Wachovia, the 15th day of the calendar month in which such Remittance Date occurs, or if that day is not a Business Day, the immediately succeeding business day and (iii) with respect to HSBC Mortgage, the 16th day of the calendar month in which such Remittance Date occurs, or if that day is not a Business Day, the immediately succeeding Business Day.

     Discount Fraction: With respect to each Discount Mortgage Loan (a) in Loan Group I, a fraction, expressed as a percentage, the numerator of which is 6.00% minus the Net Mortgage Rate for such Discount Mortgage Loan in Loan Group I and the denominator of which is 6.00% and (b) in Loan Group II, a fraction, expressed as a percentage, the numerator of which is 5.50% minus the Net Mortgage Rate for such Discount Mortgage Loan in Loan Group II and the denominator of which is 5.50%.

     Discount Mortgage Loan: With respect to Loan Group I, any Mortgage Loan in Loan Group I with a Net Mortgage Rate less than 6.00% per annum, and with respect to Loan Group II, any Mortgage Loan in Loan Group II with a Net Mortgage Rate less than 5.50% per annum.

     Disqualified Non-U.S. Person: With respect to a Class R Certificate, any Non-U.S. Person or agent thereof other than (i) a Non-U.S. Person that holds the Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective IRS Form W-8ECI or (ii) a Non-U.S. Person that has delivered to both the transferor and the Securities Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of a Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes.

     Distribution Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.01(c) in the name of the Securities Administrator as paying agent for the benefit of the Trustee and the Certificateholders and designated "Citibank, N.A. as paying agent in trust for registered holders of HSI Asset Loan Obligation Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Distribution Date: The 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing in January, 2007.

     Document Certification and Exception Report: The form of report attached to Exhibit F hereto.

     Due Date: For a Mortgage Loan, the date specified in the related Mortgage Note on which the monthly scheduled payment of interest and principal (or interest only during the applicable interest-only period, if any, following origination) is due.

     Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

     EDGAR: The Commission's Electronic Data Gathering and Retrieval System.

     Eligible Account: Either (i) an account maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution, (ii) an account maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator.

     Eligible Funds: With respect to any Distribution Date and each Loan Group, the portion, if any, of the Available Funds for such Loan Group remaining after reduction by the sum of the related Senior Principal Distribution Amount (in each case determined without regard to Section 4.02(a)(iii)(E)), the Class PO Principal Distribution Amount (determined without regard to clause (v) of its definition), the Senior Interest Distribution Amount, and the aggregate amount of Accrued Certificate Interest on the Senior Subordinate Certificates, Class B-4 and Class B-5 Certificates.

     Eligible Institution: A federal or state-chartered depository institution or trust company the commercial paper, short-term debt obligations, or other short-term deposits of which are rated at least "A-1+" by Standard & Poor's if the amounts on deposit are to be held in the account for no more than 365 days (or at least "A-2" if the amounts on deposit are to be held in the account for no more than 30 days), "P-1" by Moody's and "F1+" by Fitch (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to each of the Servicers and the Securities Administrator) or long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the amounts on deposit are to be held in the account for no more than 365 days.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 96-84, 61 Fed. Reg. 58234 (1996), as amended by PTE 97-34, 62 Fed. Reg. 39021 (1997), PTE 2000-58, 65 Fed. Reg. 67765 (2000) and
PTE 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

     ERISA-Restricted Certificate: As specified in the Preliminary Statement.

     Escrow Account: With respect to each Servicer, the meaning assigned to such term in the related Servicing Agreement.

     Event of Default: With respect to each Servicer, the meaning assigned to such term in the related Servicing Agreement.

     Excess Bankruptcy Losses: Bankruptcy Losses on the Mortgage Loans in excess of the Bankruptcy Amount.

     Excess Fraud Losses: Fraud Losses on the Mortgage Loans in excess of the Fraud Loss Amount.

     Excess Special Hazard Losses: Special Hazard Losses on the Mortgage Loans in excess of the Special Hazard Amount.

     Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Class Certificate Balance of Class or Classes of Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses on the Mortgage Loans are to be allocated to that Class or those Classes, the amount, if any, by which (i) the amount of principal that would otherwise be distributable on that Class or those Classes of Certificates on that Distribution Date is greater than (ii) the excess, if any, of the aggregate Class Certificate Balance of that Class or those Classes of Certificates immediately prior to that Distribution Date over the aggregate amount of Realized Losses to be allocated to that Class or those Classes of Certificates on that Distribution Date, as reduced by any amount calculated pursuant to clause (v) of the definition of "Class PO Distribution Amount."

     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     Expense Fees: As to each Mortgage Loan and any Distribution Date, the Servicing Fees.

     Extraordinary Loss: A Realized Loss resulting from damage to a Mortgaged Property that was occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.

     Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

     Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Mortgage Loan Seller or the Sponsor as contemplated by this Agreement, any Transfer Agreement or the Purchase Agreement, as applicable), a determination made by any Servicer that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.

     Fitch: Fitch, Inc., or any successor thereto. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05 the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention:

MBS Monitoring - HALO (HSI Asset Loan Obligation Trust 2006-2), or such other address as Fitch may hereafter furnish to the Depositor and the Securities Administrator.

     Form 8-K Disclosure Information: As defined in Section 8.12(a)(iii).

     Fraud Loss Amount: As of the Closing Date, an amount equal to 2.00% of the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to reduction from time to time, by the amount of Fraud Losses allocated to the Certificates in accordance with Section 4.04. In addition, on each anniversary of the Cut-off Date, the Fraud Loss Amount will be reduced as follows: (a) on the first, second, third and fourth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 2% of the then-current Stated Principal Balance of the Mortgage Loans in the case of the first such anniversary and 1% of the then-current Stated Principal Balance of the Mortgage Loans in the case of the second, third and fourth such anniversaries and (ii) the excess of the Fraud Loss Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses allocated to the Certificates in accordance with Section 4.04 since such preceding anniversary; and (b) on the fifth anniversary of the Cut-off Date, to zero.

     Fraud Losses: A Realized Loss incurred on defaulted Mortgage Loans as to which there was a fraud in the origination of such Mortgage Loan.

     Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Group 1 Certificates: As specified in the Preliminary Statement.

     Group I Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

     Group 2 Certificates: As specified in the Preliminary Statement.

     Group II Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

     Group Subordinate Amount: With respect to each Subgroup and any Distribution Date, the excess of the sum of the Subgroup Fraction of the Stated Principal Balance for all Mortgage Loans included in such Subgroup (other than the Discount Fraction of any Discount Mortgage Loan) immediately prior to such Distribution Date over the total Class Certificate Balance of the Senior Certificates (other than any Class PO Certificates) of the related Certificate Group immediately prior to that Distribution Date.

     Highest Priority: As of any date of determination, the Class of Certificates then outstanding with a Certificate Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Senior Certificates, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

     HSBC Mortgage: HSBC Mortgage Corporation (USA).

     Independent: When used with respect to any accountants, a Person who is "independent" within the meaning of Rule 2-01(B) of the Commission's Regulation S-X. Independent means, when used with respect to any other Person, a Person who
(A) is in fact independent of another specified Person and any Affiliate of such other Person, (B) does not have any material direct or indirect financial interest in such other Person or any Affiliate of such other Person, (C) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions and (D) is not a member of the immediate family of a Person defined in clause (B) or (C) above.

     Initial Certificate Balance: With respect to each Class of Certificates, the Certificate Balance of such Class of Certificates as of the Cut-off Date, in the amount set forth in the Preliminary Statement.

     Initial Certification: As defined in Section 2.02.

     Initial  Subordinate  Class  Percentage:  With  respect  to each  Class  of
Subordinate  Certificates,  an amount  which is equal to the  initial  aggregate
Certificate Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

    ---------------------------  ---------------  ---------------------
    Class B-1:  2.35%                             Class B-4:  0.60%
    ---------------------------  ---------------  ---------------------
    Class B-2:  1.00%                             Class B-5:  0.50%
    ---------------------------  ---------------  ---------------------
    Class B-3:  0.60%                             Class B-6:  0.20%
    ---------------------------  ---------------  ---------------------

     Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including, but not limited to, any standard hazard insurance policy, flood insurance policy, earthquake insurance policy, title insurance policy or Primary Mortgage Insurance Policy (if any), including all riders and endorsements thereto in effect, including any replacement policy or policies.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of Insurance Policies insuring the Mortgage Loan or the related Mortgaged Property.

     Interest Accrual Period: For each Class of Certificates (other than the Adjustable Rate Certificates) and any Distribution Date, the calendar month immediately preceding the month in which the related Distribution Date occurs, assuming a 360-day year consisting of twelve 30-day months. The Interest Accrual Period for the Adjustable Rate Certificates will be the actual number of days elapsed during the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date assuming a 360-day year consisting of twelve 30-day months.

     Interest Only Certificates: As specified in the Preliminary Statement.

     Interest Transfer Amount: With respect to any Undercollateralized Group and any Distribution Date, one month's interest on the applicable Principal Transfer Amount at the Designated Rate for the related Subgroup, plus any shortfall of interest on the Senior Certificates of the applicable Undercollateralized Group from prior Distribution Dates.

     IRS: The Internal Revenue Service.

     Junior Subordinate Certificates: As specified in the Preliminary Statement.

     Late Collections: With respect to any Mortgage Loan and any Due Period, all amounts received after the Determination Date immediately following such Due Period, whether as late payments of Scheduled Payments or as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, Subsequent Recoveries or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

     LIBOR: With respect to any Interest Accrual Period for the Adjustable Rate Certificates, the per annum rate determined on the LIBOR Determination Date in the following manner by the Securities Administrator on the basis of the "Interest Settlement Rate" set by the British Bankers' Association (the "BBA") for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

     If on such a LIBOR Determination Date, the BBA's Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Securities Administrator will obtain such rate from Reuters' "page LIBOR 01" or, if such rate does not appear therein, the Securities Administrator will obtain such rate from Bloomberg's page "BBAM." If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Securities Administrator will designate an alternative index that has performed, or that the Securities Administrator expects to perform, in a manner substantially similar to the BBA's Interest Settlement Rate. The Securities Administrator will select a particular index as the alternative index only if it receives an Opinion of Counsel, which opinion shall be an expense reimbursed from the Distribution Account pursuant to Section 4.01, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

     LIBOR Determination Date: With respect to any Interest Accrual Period for the Adjustable Rate Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

     Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the applicable Servicer has certified to the Securities Administrator that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

     Liquidation Proceeds: Cash received in connection with the liquidation of a Liquidated Mortgage Loan, whether through a trustee's sale, foreclosure sale or otherwise.

     Loan Group: The Group I Mortgage Loans or the Group II Mortgage Loans, as applicable.

     Loan Group I: The group of Mortgage Loans comprised of the Group I Mortgage Loans.

     Loan Group II: The group of Mortgage Loans comprised of the Group II Mortgage Loans.

     London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

     Lower Priority: As of any date of determination and any Class of Certificates, any other Class of Certificates then outstanding with a Certificate Balance greater than zero, with later priority for payments pursuant to Section 4.02(a).

     Lowest Priority: As of any date of determination, the Class of Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Senior Certificates, Class B-6, Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 Certificates.

     Master Servicer: CitiMortgage, Inc., and any successor in interest, and if a successor master servicer is appointed hereunder, such successor.

     Master Servicer Event of Default: As defined in Section 9.06.

     Master Servicer Float Period: With respect to each Distribution Date and the related amounts in the Master Servicing Account, the period commencing on the applicable Remittance Date immediately preceding the related Master Servicer Remittance Date and ending on such Master Servicer Remittance Date.

     Master Servicer Remittance Date: As to any Distribution Date, 12:00 noon New York City time on the first Business Day immediately preceding such Distribution Date.

     Master Servicing Account: The separate Eligible Account created and maintained by the Master Servicer pursuant to Section 3.01(c) in the name of the Master Servicer for the benefit of the Trustee and the Certificateholders and designated "CitiMortgage, Inc., in trust for registered holders of HSI Asset Loan Obligation Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2". Funds in the Master Servicing Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

     Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

     MERS:  Mortgage   Electronic   Registration   Systems,   Inc.,  a  Delaware
corporation, and its successors in interest.

     MERS Designated Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Mortgage Note.

     MERS Procedure Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

     MERS(R)  System:   MERS  mortgage   electronic  registry  system,  as  more
particularly described in the MERS Procedures Manual.

     MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

     Monthly Statement: The statement made available to the Certificateholders by the Securities Administrator through its website pursuant to Section 4.03.

     Moody's: Moody's Investors Service, Inc. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 13.05(c) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-Through Group, HALO (HSI Asset Loan Obligation Trust Series 2006-2), or such other address as Moody's may hereafter furnish to the Depositor and the Securities Administrator.

     Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

     Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

     Mortgage Loan: An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage File, the Scheduled Payments, Principal Prepayments, Liquidation Proceeds, Subsequent Recoveries, Condemnation Proceeds, Insurance Proceeds, REO Disposition, Prepayment Charges, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased Mortgage Loans.

     Mortgage Loan Schedule: A schedule of Mortgage Loans prepared by the Depositor, delivered to the Trustee on the Closing Date and referred to on
Schedule I, such schedule setting forth the Data Tape Information with respect to each Mortgage Loan.

     Mortgage Loan Sellers: The entities which sold the Mortgage Loans to the Sponsor pursuant to the Transfer Agreements.

     Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

     Mortgage Rate: With respect to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Note from time to time, as of the related Due Date.

     Mortgaged Property: With respect to each Mortgage Loan, the real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by the related Mortgage Note.

     Mortgagor: The obligor(s) on a Mortgage Note.

     NAS Prepayment Percentage: With respect to any Distribution Date occurring prior to the Distribution Date in January 2012, 0%. For any Distribution Date occurring on or after January 2012, a percentage determined as follows:

     (i) for any Distribution Date on or after January 2012 and prior to January 2013, 30%;

     (ii) for any Distribution Date on or after January 2013 and prior to January 2014, 40%;

     (iii) for any Distribution Date on or after January 2014 and prior to January 2015, 60%;

     (iv) for any Distribution Date on or after January 2015 and prior to January 2016, 80%;

          and

     (v)  for any Distribution Date after January 2016, 100%.

     Net Mortgage Rate: As to any Mortgage Loan and any Distribution Date, the excess of the Mortgage Rate over the sum of the applicable Servicing Fee Rate and the rate at which any lender paid Primary Mortgage Insurance Policy premiums are paid, if applicable.

     Non-Discount Mortgage Loan means the Mortgage Loans in each Loan Group other than the Discount Mortgage Loans included in that Loan Group.

     Non-Permitted Transferee: A Person other than a Permitted Transferee.

     Non-U.S. Person: A person that is not a U.S. Person.

     Nonrecoverable P&I Advance: Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment (taking into account Accepted Servicing Practices) of the applicable Servicer, the

Master Servicer, as successor servicer, or any successor master servicer including the Trustee, as applicable, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related Late Collections on such Mortgage Loan or REO Property as provided herein.

     Nonrecoverable Servicing Advance: Any Servicing Advances previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in accordance with Accepted Servicing Practices, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related Late Collections.

     Notice of Final Distribution: The notice to be provided by the Securities Administrator pursuant to Section 12.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

     Notional Amount: As of any date of determination for the Class I-A-4 Certificates, the Notional Amount is equal to the Class Certificate Balance of the Class I-A-3 Certificates. For Class I-A-8 Certificates, the Notional Amount is equal to the Class Certificate Balance of the Class I-A-7 Certificates. For the Class I-A-10 Certificates, the Notional Amount is equal to the Class Certificate Balance of the Class I-A-9 Certificates. For the Class I-A-12 Certificates, the Notional Amount is equal to the Class Certificate Balance of the Class I-A-11 Certificates. The Notional Amount for the Class I-IO Certificates and Class II-IO Certificates will equal the Class I-IO Notional Amount and the Class II-IO Notional Amount, respectively.

     Offered Certificates: As specified in the Preliminary Statement.

     Offering Documents: Collectively, the Prospectus, Prospectus Supplement and the Private Placement Memorandum.

     Officer's Certificate: As defined in the applicable Servicing Agreement.

     Opinion of Counsel: A written opinion of counsel, which may be in-house or outside counsel to the Depositor, the Sponsor, the Master Servicer or the Trustee, acceptable to the Trustee or the Securities Administrator, as applicable, except that any opinion of counsel relating to (a) the qualification of any REMIC created hereunder as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

     Option to Purchase: On the initial or any subsequent Optional Termination Date, the Master Servicer, at its own option may purchase, or upon instruction by the Depositor, shall purchase the Mortgage Loans. In the event that the Depositor wishes to instruct the Master Servicer to purchase the Mortgage Loans on any Optional Termination Date, the Depositor shall provide instructions to the Master Servicer to exercise such option no later than 5 p.m. on the Business Day immediately preceding the Optional Termination Date, in which event the exercise by the Master Servicer of its option to purchase the Mortgage Loans shall be deemed to have been at the Depositor's instruction.

     Optional Termination Date: Any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is less than or equal to 10.00% of the Cut-off Date Pool Principal Balance.

     OTS: Office of Thrift Supervision, and any successor thereto.

     Outstanding:   With  respect  to  the   Certificates  as  of  any  date  of
determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

          (ii)  Certificates  in  exchange  for which or in lieu of which  other
     Certificates   have  been   executed  and   delivered  by  the   Securities
     Administrator pursuant to this Agreement.

     Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

     Overcollateralized Group: On any Distribution Date, when there is an Undercollateralized Group, any Certificate Group on such Distribution Date that is not itself an Undercollateralized Group.

     Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     P&I Advance: As to any Mortgage Loan or REO Property, any advance made by a Servicer in respect of any Remittance Date representing the aggregate of all payments of principal and interest, net of the applicable Servicing Fee and any lender paid Primary Mortgage Insurance Policy premiums, that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to the related Servicing Agreement.

     Pass-Through Rate: means:

     With respect to the Certificates (other than the Adjustable Rate Certificates, the Subordinate Certificates, the Class PO Certificates, the Class P Certificates and the Class R Certificates), and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. For the Adjustable Rate Certificates and the Subordinate Certificates and any Distribution Date:

     (i) With respect to the Class I-A-3 Certificates with respect to the initial Interest Accrual Period is 5.95% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to LIBOR plus 0.60%, with a maximum rate of the applicable Available Funds Cap and a minimum rate of 0.60% per annum;

     (ii) With respect to the Class I-A-4 Certificates with respect to the initial Interest Accrual Period is 0.05% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to 5.40% minus LIBOR, with a maximum rate of 5.40% per annum and a minimum rate of 0.00% per annum;

    (iii) With respect to the Class I-A-7 Certificates with respect to the initial Interest Accrual Period is 5.72% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to LIBOR plus 0.37%, with a maximum rate of the 7.00% and a minimum rate of 0.37% per annum;

     (iv) With respect to the Class I-A-8 Certificates with respect to the initial Interest Accrual Period is 1.28% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to 6.63% minus LIBOR, with a maximum rate of 6.63% per annum and a minimum rate of 0.00% per annum;

     (v) With respect to the Class I-A-9 Certificates with respect to the initial Interest Accrual Period is 5.65% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to LIBOR plus 0.30%, with a maximum rate of 7.50% and a minimum rate of 0.30% per annum;

     (vi) With respect to the Class I-A-10 Certificates with respect to the initial Interest Accrual Period is 1.85% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to 7.20% minus LIBOR, with a maximum rate of 7.20% per annum and a minimum rate of 0.00% per annum;

    (vii) With respect to the Class I-A-11 Certificates with respect to the initial Interest Accrual Period is 5.55% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to LIBOR plus 0.20%, with a maximum rate of 8.00% and a minimum rate of 0.20% per annum;

   (viii) With respect to the Class I-A-12 Certificates with respect to the initial Interest Accrual Period is 2.45% per annum, and as to any Interest Accrual Period thereafter, will be a per annum rate equal to 7.80% minus LIBOR, with a maximum rate of 7.80% per annum and a minimum rate of 0.00% per annum;

     (ix) With respect to the Class B-1 Certificate and as to any Interest Accrual Period, will be a per annum rate equal to the Subgroup WAC Rate for such Distribution Date minus 0.57687234%;

     (x) With respect to the Class B-2 Certificate and as to any Interest Accrual Period, will be a per annum rate equal to the Subgroup WAC Rate for such Distribution Date minus 0.32687234%;

     (xi) With respect to the Class B-3 Certificate and as to any Interest Accrual Period, will be a per annum rate equal to the Subgroup WAC Rate for such Distribution Date;

    (xii) With respect to the Class B-4 Certificate and as to any Interest Accrual Period, will be a per annum rate equal to the Subgroup WAC Rate for such Distribution Date;

   (xiii) With respect to the Class B-5 Certificate and as to any Interest Accrual Period, will be a per annum rate equal to the Subgroup WAC Rate for such Distribution Date; and

    (xiv) With respect to the Class B-6 Certificate and as to any Interest Accrual Period, will be a per annum rate equal to the Subgroup WAC Rate for such Distribution Date plus (((0.57687234% multiplied by the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date) plus (0.32687234% multiplied by the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date)) divided by the Class Certificate Balance of the Class B-6 Certificates immediately prior to such Distribution Date);

The Class PO Certificates, the Class P Certificates and the Class R Certificates have no Pass-Through Rates and are not entitled to Accrued Certificate Interest.

     Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

     Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Securities Administrator, the Trustee or any of their respective Affiliates:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by, any Depository Institution and rated F1+ by Fitch, A-1+ by Standard & Poor's and P-1 by Moody's;

          (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by Fitch, Moody's and Standard & Poor's (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement), and by each other Rating
     Agency that rates such securities, in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by Fitch, Moody's and Standard & Poor's (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement), and by each other Rating Agency that rates such securities, in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds, including money market funds managed by the Trustee, the Securities Administrator or an Affiliate thereof, that have been rated "Aaa" by Moody's, "AAA" by Standard & Poor's and, if rated by Fitch, "AAA" by Fitch; and

          (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to each of the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities; provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120.00% of the yield to maturity at par of the underlying obligations.

     Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is a Disqualified Non-U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any REMIC formed hereby to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

     Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     Prepayment Assumption: With respect to the Mortgage Loans, a prepayment assumption of 24% CPR, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes.

     Prepayment Charge: Any prepayment premium, penalty or charge collected by a Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any Principal Prepayment pursuant to the terms of the related Mortgage Note.

     Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Subordinate Certificates for each Loan Group, under the applicable circumstances set forth below, the respective percentages set forth below:

          (i) For any Distribution Date prior to the Distribution Date in January 2012 (unless the Certificate Balances of the related Senior Certificates other than the Class PO Certificates have been reduced to zero), 0%.

          (ii) For any Distribution Date for which clause (i) above does not apply, and on which any Class of Subordinate Certificates is outstanding with a Certificate Balance greater than zero:

               (a) in the case of the Class of Subordinate Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Balance of such Class of Subordinate Certificates then outstanding with the Highest Priority immediately prior to such date and the denominator of which is the sum of the Certificate Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

               (b) in the case of each other Class of  Subordinate  Certificates
          for  which  the  Prepayment   Distribution   Triggers  have  not  been
          satisfied, 0%.

          (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution as provided in Section 4.02 in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment
     Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class B-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

     Prepayment Interest Excess: With respect to any Distribution Date, any interest collected by Wells Fargo with respect to any related Mortgage Loan as to which a Principal Payment in Full occurs from the 1st day of the month through the 13th day of the month in which the Distribution Date occurs and that represents interest that accrues from the 1st day of such month to the date of such Principal Prepayment in Full.

     Prepayment Interest Shortfall: With respect to each Servicer, the meaning assigned to such term in the related Servicing Agreement for each Loan Group.

     Prepayment Period: With respect to each Servicer, the meaning assigned to such term (or to the term "Principal Prepayment Period" with respect to Wells Fargo) in the related Servicing Agreement.

     Primary Mortgage Insurance Policy: Any mortgage guaranty insurance, if any, on an individual Mortgage Loan as evidenced by a policy or certificate, whether such policy is obtained by the related Mortgage Loan Seller, the lender or the borrower.

     Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) that is received in advance of its scheduled Due Date, excluding any Prepayment Charge thereon, and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

     Principal Transfer Amount: With respect to any Distribution Date and any Undercollateralized Group, the excess of the aggregate Class Principal Amount of the Senior Certificates (other than the Class PO Certificates) related to that Subgroup over the Subgroup Fraction of the aggregate Stated Principal Balance of the Mortgage Loans related to that Undercollateralized Group (less the applicable Discount Fraction of any Discount Mortgage Loan in that Subgroup).

     Private Certificate: As specified in the Preliminary Statement.

     Private  Placement  Memorandum:  The Private  Placement  Memorandum,  dated
December  28,  2006   relating  to  the  offering  of  the  Junior   Subordinate
Certificates.

     Prospectus: The Prospectus, dated December 27, 2006, as supplemented by the Prospectus Supplement.

     Prospectus Supplement: The Prospectus Supplement, dated December 27, 2006 relating to the Offered Certificates.

     PTCE: As defined in Section 5.02(b).

     Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Depositor and the Sponsor.

     Rating Agency:  Each of the Rating  Agencies  specified in the  Preliminary
Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 13.05, the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Securities Administrator.

     Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the applicable Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of the amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

     Record Date: means, with respect to the Offered Certificates, the Business Day immediately preceding the related Distribution Date, unless the Offered Certificates are issued in definitive form, in which case the Record Date will be the last Business Day of the month immediately preceding the related Distribution Date.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Regular Certificates: As specified in the Preliminary Statement.

     Relevant Servicing Criteria: The Servicing Criteria applicable to the parties having reporting obligations hereunder, as set forth on Exhibit S attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to any Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Custodian or any Servicer, the term "Relevant Servicing Criteria" may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

     Relief Act: The Servicemembers Civil Relief Act, as amended, or similar legislation or regulations as in effect from time to time.

     Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers Civil Relief Act or any applicable similar state statutes.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code. As used herein, the term "the REMIC" or "the REMICs" shall mean one or more of the REMICs created under this Agreement.

     REMIC 1: The segregated pool of assets, with respect to which a REMIC election is made pursuant to this Agreement, consisting of:

     (a) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

     (b) all payments on and collections in respect of the Mortgage Loans due after the Cut off Date as shall be on deposit in any Collection Account or in the Distribution Account and identified as belonging to the Trust Fund,

     (c) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

     (d) the hazard insurance policies and Primary Insurance Policies, if any, and

     (e)  all funds on deposit in the Class P Reserve Fund;

     (f)  all proceeds of clauses (a) through (e) above.

     REMIC 1 Interest: The REMIC 1 Regular Interests and the Class R-I Certificates.

     REMIC 1 Subordinated Balance Ratio: The ratio among the Uncertificated Balances of each of the REMIC 1 Regular Interests ending with the designation "A," equal to the ratio among, with respect to each such REMIC 1 Regular
Interest, the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Subgroup (other than the Discount Fraction of the Stated Principal Balance of any such Mortgage Loan) over (y) the Class Certificate Balance of the Senior Certificates (other than the Class PO Certificates) in the related Subgroup.

     REMIC 2: The segregated pool of assets consisting of all of the REMIC 1 Regular Interests, with respect to which a separate REMIC election is to be made.

     REMIC 2 Certificate: Any Certificate, other than a Class R-I Certificate.

     REMIC 2 Regular Certificate: Any REMIC 2 Certificate, other than a Class R-2 Certificate.

     REMIC 3: The segregated pool of assets consisting of all of the REMIC 2 Regular Interests, with respect to which a separate REMIC election is to be made.

     REMIC 3 Certificate: Any Certificate, other than a Class R-2 Certificate.

     REMIC 3 Regular Certificate: Any REMIC 3 Certificate, other than a Class R-3 Certificate.

     REMIC 1 Regular Interest: Any of the fifteen separate non-certificated beneficial ownership interests in REMIC 1 issued hereunder and designated as a "regular interest" in REMIC 1. Each REMIC 1 Regular Interest shall accrue interest at the related REMIC 1 Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC 1 Regular Interests are set forth in the Preliminary Statement hereto.

     REMIC 1 Remittance Rate: As set forth in the Preliminary Statement.

     REMIC 2 Remittance Rate: As set forth in the Preliminary Statement.

     REMIC 2 Regular Interest: Any of the twenty certificated beneficial ownership interests in REMIC 2 issued hereunder, and, hereby, designated as a "regular interest" in REMIC 2, as follows: Class I-A-1, Class I-A-2, Class
I-A-3, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-9, Class I-A-11, Class I-IO, Class I-PO, Class II-A-1, Class P, Class II-IO, Class II-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

     REMIC 3 Regular Interest: Any of the twenty-four certificated beneficial ownership interests in REMIC 3 issued hereunder, and, hereby, designated as a "regular interest" in REMIC 3, as follows: Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-IO, Class I-PO, Class II-A-1, Class II-IO, Class II-PO, Class P, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

     Remittance Date: With respect to each Servicer, the 18th day of each month.

     REO Acquisition: The acquisition by the applicable Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property.

     REO Disposition: The final sale by the applicable Servicer of any REO Property.

     REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the applicable Collection Account upon the related REO Disposition.

     REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

     Reportable Event: As defined in Section 8.12(a)(iii).

     Reporting Servicer: As defined in Section 8.12(a)(ii).

     Repurchase Price: With respect to any Mortgage Loan, an amount equal to the sum of (i) the unpaid principal balance of such Mortgage Loan as of the date of repurchase, (ii) interest on such unpaid principal balance of such Mortgage Loan at the Mortgage Rate from the last date through which interest has been paid to the date of repurchase, (iii) all unreimbursed Servicing Advances, (iv) the amount of any costs and damages incurred by the Trust Fund as a result of any violation of any applicable federal, state or local predatory- or abusive-lending law arising from or in connection with the origination of such Mortgage Loan and (v) all expenses incurred by the Master Servicer, the Securities Administrator, the related Servicer or Trustee arising out of the Master Servicer's, the related Servicer's or Trustee's enforcement of the applicable Mortgage Loan Seller's or Sponsor's repurchase obligation hereunder.

     Request for Release: The Request for Release submitted by a Servicer to the Trustee, substantially in the form of Exhibit J.

     Residual Certificates: As specified in the Preliminary Statement.

     Reserve Fund: The fund established by the Securities Administrator on behalf of the Holders of the Class I-A-3 Certificates pursuant to Section 3.01(a).

     Responsible Officer: When used with respect to the Trustee, the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate, or any other officer of the Trustee, the Securities Administrator or the Master Servicer customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of this Agreement.

     Rule 144A Investment Letter: As defined in Section 5.02(b).

     Sarbanes-Oxley  Act:  The  Sarbanes-Oxley  Act of 2002  and the  rules  and
regulations   of  the   Commission   promulgated   thereunder   (including   any
interpretations thereof by the Commission's staff).

     Sarbanes-Oxley Certification: A written certification signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act, and (ii) Exchange Act Rules 13a-14(d) and 15d-14(d), as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act is amended,
(b) the Rules referred to in clause (ii) are modified or superseded by any subsequent statement, rule or regulation of the Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Commission from time to time pursuant to the Sarbanes-Oxley Act, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous that then form of the required certification as of the Closing Date, the Sarbanes-Oxley Certification shall be as agreed to by the Master Servicer, and the Depositor following a negotiation in good faith to determine how to comply with any such requirements.

     Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

     Securities Act: The Securities Act of 1933, as amended and the rules and regulations thereunder.

     Securities Administrator: Citibank, N.A. and any successors in interest, and if a successor securities administrator is appointed hereunder, such successor.

     Securities Administrator Float Period: With respect to the Distribution Date and the related amounts in the Distribution Account, the period commencing on the Remittance Date immediately preceding such Distribution Date and ending on such Distribution Date.

     Senior Accelerated Distribution Percentage means for each Subgroup and any Distribution Date occurring prior to the 60th Distribution Date 100%. The related Senior Accelerated Distribution Percentage for any Distribution Date thereafter will be as follows:

          (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Subgroup for such Distribution Date plus 70% of the related Subordinate Percentage for that Subgroup for such Distribution Date;

          (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Subgroup for such Distribution Date plus 60% of the related Subordinate Percentage for that Subgroup for such Distribution Date;

          (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Subgroup for such Distribution Date plus 40% of the related Subordinate Percentage for that Subgroup for such Distribution Date;

          (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Subgroup for such Distribution Date plus 20% of the related Subordinate Percentage for that Subgroup for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior Percentage for such Subgroup for such Distribution Date.

     If on any Distribution Date the Senior Percentages for any Subgroup exceeds the initial Senior Percentage for that Subgroup, then the Senior Accelerated Distribution Percentages for each Subgroup for that Distribution Date will once again equal 100%.

     Any scheduled reduction to such Senior Accelerated Distribution Percentage shall not be made as of any Distribution Date unless:

     (a) the Stated Principal Balance of the Mortgage Loans delinquent 60 days or more as set forth in the Monthly Statements (including Mortgage Loans in bankruptcy, foreclosure and REO) averaged over the last six months, as a percentage of the aggregate Group Subordinate Amounts, is less than 50% and

     (b) Realized Losses on the Mortgage Loans to date for that Distribution Date as set forth in the Monthly Statements, if occurring during the sixth, seventh, eighth, ninth or tenth year, or any year thereafter, after the closing date, are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the initial aggregate Group Subordinate Amounts;

     Notwithstanding the foregoing, upon reduction of the Class Certificate Balances of the Senior Certificates related to a Subgroup, other than the related Class PO Certificates, to zero, the Senior Accelerated Distribution Percentage, as the case may be, will equal 0%.

     Senior Certificates: As specified in the Preliminary Statement, as the context requires.

     Senior Interest Distribution Amount: With respect to any Distribution Date and each Loan Group, the aggregate amount of Accrued Certificate Interest to be distributed to the holders of the related Senior Certificates for that Distribution Date pursuant to Section 4.02(a)(i).

     Senior Percentage: means, as the context requires:

          (i) for each Distribution Date and each Subgroup, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Class PO Certificates) immediately prior to such Distribution Date, and the denominator of which is the Subgroup Fraction of the aggregate Stated Principal Balance of all Mortgage Loans in the related Subgroup immediately prior to such Distribution Date (without giving effect to any principal collections on such Mortgage Loan received or advanced to be distributed on such Distribution Date) (less the applicable Discount Fraction of each Discount Mortgage Loan in such Subgroup).

          (ii) for each Distribution Date and each Loan Group, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates related to such Loan Group (other than any Class PO Certificates) immediately prior to such Distribution Date (without giving effect to any principal collections on such Mortgage Loan received or advanced to be distributed on such Distribution Date), and the denominator of which is the aggregate Stated Principal Balance of all Mortgage Loans in the related Loan Group (less the applicable Discount Fraction of each Discount Mortgage Loan in such Loan Group).

          (iii)  for  each   Distribution  Date  and  all  Mortgage  Loans,  the
     percentage equivalent of a fraction, the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of all Mortgage Loans immediately prior to such Distribution Date (without giving effect to any principal collections on such Mortgage Loan received or advanced to be distributed on such Distribution Date) (less the Discount Fraction of any applicable Discount Mortgage Loan).

     Senior Principal Distribution Amount: With respect to each Subgroup and any Distribution Date, the amount of related Available Funds, if any, to be distributed to the related Senior Certificateholders pursuant to Section 4.02(a)(iii).

     Senior Subordinate Certificates: As specified in the Preliminary Statement.

     Servicer: Countrywide Servicing, HSBC Mortgage, Wachovia or Wells Fargo, as applicable, and if a successor Servicer to any is appointed hereunder, such successor. When the term "Servicer" is used in this Agreement in connection with the administration of servicing obligations with respect to any Mortgage Loan, Mortgaged Property, REO Property or Mortgage

File, "Servicer" shall mean the Person identified as the Servicer of such Mortgage Loan on the Mortgage Loan Schedule.

     Service(s)(ing): In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust Fund by an entity that meets the definition of "servicer' set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in Item 1108 of Regulation AB. For clarification purposes, any uncapitalized occurrence of this term in this Agreement shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

     Servicing Agreement: Each reconstituted servicing agreement or assignment, assumption and recognition agreement set forth on Exhibit M hereto and relating to a Servicer and the servicing of the related Mortgage Loans by such Servicer, as the same may be amended from time to time.

     Servicing Advances: With respect to the Servicers and the Master Servicer (including the Trustee in its capacity as successor master servicer), all customary and reasonable "out of pocket" costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Servicers in the performance of its servicing obligations under the related Servicing Agreement or by the Master Servicer (including the Trustee in its capacity as successor master servicer) in the performance of its obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of the REO Property and (iv) any other expenses permitted to be reimbursed as Servicing Advances under the related Servicing Agreement, as applicable.

     Servicing Criteria: The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

     Servicing Fee: With respect to each Servicer, the meaning assigned to such term in the related Servicing Agreement.

     Servicing Fee Rate: one-twelfth of 0.250%, in the case of Wells Fargo, HSBC Mortgage, and Wachovia, and equal to one-twelfth of 0.175% in the case of Countrywide Servicing, of the aggregate Stated Principal Balance of the Mortgage Loans serviced by such Servicer as of the prior Distribution Date (or the Cut-off Date in the case of the first Distribution Date).

     Servicing File: With respect to each Servicer, the meaning assigned to such term in the related Servicing Agreement.

     Servicing Function Participant: Any Subservicer or Subcontractor of any Servicer, the Master Servicer, the Custodian or the Securities Administrator, respectively.

     Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the

Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the applicable Servicer, default is reasonably foreseeable.

     Servicing Officer: As defined in the applicable Servicing Agreement.

     Similar Law: As defined in Section 5.02(b).

     Special Hazard Amount: With respect to the first Distribution Date, $4,991,152.90. With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the Stated Principal Balances of the Mortgage Loans, (ii) twice the Stated Principal Balance of the largest Mortgage Loan and (iii) the aggregate of the Stated Principal Balances of all Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate Stated Principal Balance of any such zip code area and (b) the Special Hazard Amounts of the Closing Date less the amount, if any, of Special Hazard
Losses allocated to the Certificates since the Closing Date. All Stated Principal Balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

     Special Hazard Loss: A Realized Loss incurred, to the extent that the loss was attributable to (i) direct physical damage to a mortgage property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in the hazard insurance policies. The amount of Special Hazard Loss is limited to the lesser of the cost of repair or replacement of the Mortgaged Property. Special Hazard Losses do not include losses incurred by war, civil insurrection, certain governmental actions, terrorism, errors in design, faulty workmanship or materials, nuclear reaction, chemical contamination or waste by the mortgagor.

     Sponsor:   HSBC  Bank  USA,  National   Association,   a  national  banking
association, and its successors in interest.

     Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 13.05(c) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention: Residential Mortgage Surveillance Group - (HSI Asset Loan Obligation Trust), Series 2006-2, or such other address as Standard & Poor's may hereafter furnish to the Depositor and the Securities Administrator.

     Startup Day: The Closing Date.

     Stated Principal Balance: As to each Mortgage Loan and as of any date of determination, (a) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (b) the sum of (i) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of scheduled payments of principal and (ii) any Realized Loss allocated to Certificateholders with respect to such Mortgage Loan for any previous Distribution Date. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any scheduled payments of principal received by the related Servicer on or prior to the related Determination Date or advanced by related Servicer for the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer, the Custodian or the Securities Administrator.

     Subgroup: Any of Subgroup I-1, Subgroup I-2, Subgroup I-3, Subgroup I-4 or Subgroup II-1.

     Subgroup Fraction: As applicable, the Subgroup I-1 Fraction, Subgroup I-2 Fraction, Subgroup I-3 Fraction, Subgroup I-4 Fraction or Subgroup II-1 Fraction.

     Subgroup I-1: the Mortgage Loans identified on the Mortgage Loan Schedule as Subgroup I-1 Loans.

     Subgroup I-1 Fraction: The percentage of each Mortgage Loan assigned to Subgroup I-1 as determined by the following:

     (a) 100% of the Stated Principal Balance of each Group I Mortgage Loan with a Net Mortgage Rate equal to or less than 6.00% per annum,

     (b) a portion of each Group I Mortgage Loan with a Net Mortgage Rate greater than 6.00% per annum and less than 7.00% per annum, equal to:

The Stated Principal Balance of               (Net Mortgage
such Mortgage Loan                             Rate - 6.00%)
                                      X 1 - ------------------
                                               1.00%

     and (c) 0% of the Stated Principal Balance of any other Group I Mortgage Loan or any Loan Group II Mortgage Loan.

     Subgroup I-1 Priority Amount: With respect to any Distribution Date, an amount equal to the sum of the following:

     (a) the product of (i) the Subgroup I-1 Priority Percentage for that Distribution Date, and (ii) the aggregate collections described in clauses
(b)(i), (b)(ii) and (b)(vi), to the extent clause

(b)(vi) relates to clause (b)(i) or (b)(ii), of Section 4.02(a)(iii)(A) of this Agreement for Subgroup I-1, without applying the related Senior Percentage plus

     (b) the product of (i) the Subgroup I-1 Priority Percentage for that Distribution Date, and (ii) the NAS Prepayment Percentage for that Distribution Date, and (iii) the aggregate collections described in clauses (b)(iii) and
(b)(vi), to the extent clause (b)(vi) relates to clause (b)(iii), of Section 4.02(a)(ii)(A) of this Agreement for Subgroup I-1, without applying the related Senior Accelerated Distribution Percentage.

     Subgroup I-1 Priority Percentage: With respect to any Distribution Date prior to the Distribution Date in January 2012, 0% and with respect to such Distribution Date and any Distribution Date thereafter, a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Class Certificate balance of the Class I-A-1 and Class I-A-6 Certificates and (ii) the denominator of which is the aggregate Subgroup I-1 Fraction of the Stated Principal Balance of the Mortgage Loan in Subgroup I-1 (other than the Discount Fraction of any Discount Mortgage Loans).

     Subgroup I-2: The Mortgage Loans identified on the Mortgage Loan Schedule as Subgroup I-2 Loans.

     Subgroup I-2 Fraction: The percentage of each Mortgage Loan assigned to Subgroup I-2 as determined by the following:

     (a) a portion of each Group I Mortgage Loan with a Net Mortgage Rate greater than 6.00% per annum and equal to or less than 7.00% per annum, equal to:

The Stated Principal Balance of             (Net Mortgage
such Mortgage Loan                          Rate - 6.00%)
                                      X   ------------------
                                               1.00%

     (b) a portion of each Group I Mortgage Loan with a Net Mortgage Rate greater than 7.00% per annum and less than 7.50% per annum, equal to:

The Stated Principal Balance of               (Net Mortgage
such Mortgage Loan                            Rate - 7.00%)
                                      X 1 - ------------------
                                                 0.50%

     and (c) 0% of the Principal Balance of any other Group I Mortgage Loan or any Group II Mortgage Loan.

     Subgroup I-3: Mortgage Loans identified on the Mortgage Loan Schedule as Subgroup I-3 Loans.

     Subgroup I-3 Fraction: The percentage of each Mortgage Loan assigned to Subgroup I-3 as determined by the following:

     (a) a portion of each Group I Mortgage Loan with a Net Mortgage Rate greater than 7.00% per annum and equal to or less than 7.50% per annum, equal to:

The Stated Principal Balance of             (Net Mortgage
such Mortgage Loan                          Rate - 7.00%)
                                      X   ------------------
                                                0.50%

     (b) a portion of each Group I Mortgage Loan with a Net Mortgage Rate greater than 7.50% per annum and less than 8.00% per annum, equal to:


The Stated Principal Balance of               (Net Mortgage
such Mortgage Loan                            Rate - 7.50%)
                                      X 1 - ------------------
                                                 0.50%

     and (c) 0% of the Stated Principal Balance of any other Group I Mortgage Loan or any Loan Group II Mortgage Loan.

     Subgroup I-4: Mortgage Loans identified on the Mortgage Loan Schedule as Subgroup I-4 Loans.

     Subgroup I-4 Fraction: The percentage of each Mortgage Loan assigned to Subgroup I-4 as determined by the following:

     (a) a portion of each Group I Mortgage Loan with a Net Mortgage Rate greater than 7.50% per annum and equal to or less than 8.00% per annum, equal to:

The Stated Principal Balance of             (Net Mortgage
such Mortgage Loan                          Rate - 7.50%)
                                      X   ------------------
                                                0.50%

     (b) 100% of the Stated Principal Balance of each Loan Group I Mortgage Loan with a Net Mortgage Rate greater than 8.00% per annum and (c) 0% of the Stated Principal Balance of any other Loan Group I Mortgage Loan or any Loan Group II Mortgage Loan.

     Subgroup II-1: Mortgage Loans identified on the Mortgage Loan Schedule as Subgroup II-I Loans.

     Subgroup II-1 Fraction: The percentage of each Mortgage Loan assigned to Subgroup II-I as determined by the following (a) 100% of the Stated Principal Balance of each Loan Group II Mortgage Loan and (b) 0% of the Stated Principal Balance of any Loan Group I Mortgage Loan.

     Subgroup WAC Rate: With respect to any Distribution Date (and the related Interest Accrual Period), a per annum rate equal to the weighted average of the Designated Rates of the related Subgroups, weighted on the basis of the Group Subordinate Amount for each Subgroup immediately prior to such Distribution Date.

     Subordinate Certificate: As specified in the Preliminary Statement.

     Subordinate Percentage:

          (i) as of any Determination Date and with respect to each Subgroup a percentage equal to 100% minus the related Senior Percentage as of that date for that Subgroup.

          (ii) as of any Determination Date and with respect to each Loan Group, a percentage equal to 100% minus the related Senior Percentage as of that date for that Loan Group.

          (iii) as of any Determination Date and with respect to all Mortgage Loans, a percentage equal to 100% minus the related Senior Percentage as of that date for all Mortgage Loans.

     Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) such Class's pro rata share, based on the Class Certificate Balance of each Class of Subordinate Certificates then outstanding of the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(iii)(A) (without giving effect to the Senior Percentage) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Class Certificate Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(iii)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess
Subordinate Principal Amount for such Distribution Date to the extent not payable to the Senior Certificates; and (v) any amounts described in clauses
(i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates with a Lower Priority minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any

Distribution Date shall in no event exceed the outstanding Class Certificate Balance of such Class of Certificates immediately prior to such date.

     Subsequent Recoveries: As of any Distribution Date, amounts received by the Servicers (net of any related expenses permitted to be reimbursed pursuant to the related Servicing Agreement) or surplus amounts held by the Servicers to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by a Mortgage Loan Seller pursuant to
Section 2.03) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

     Subservicer: Any Person that services Mortgage Loans on behalf of a Servicer, and is responsible for the performance (whether directly or through subservicers or Subcontractors) of servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

     Substitute Mortgage Loan: A Mortgage Loan substituted by a Mortgage Loan Seller or the Sponsor for a Deleted Mortgage Loan which must, in the case of a Mortgage Loan substituted by the Sponsor, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit J, (i) have a Stated Principal Balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate not lower than and not more than 1.00% higher than that of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan; and (v) conforms to each representation and warranty applicable to the Deleted Mortgage Loan made in the Purchase Agreement.

     Substitution Adjustment Amount: As provided in the related Transfer Agreement with respect to each Mortgage Loan Seller, the amount (if any) by which the aggregate unpaid principal balance of all Substitute Mortgage Loans as of the date of substitution is less than the aggregate unpaid principal balance of all Deleted Mortgage Loans, increased by the aggregate amount of any unreimbursed Advances with respect to such Deleted Mortgage Loans. Such amount to be remitted by the applicable Mortgage Loan Seller in accordance with its respective Transfer Agreement.

     Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

     Termination Price: As defined in Section 12.01.

     Total Transfer Amount: An amount equal to the sum of the Interest Transfer Amount and the Principal Transfer Amount for the Undercollaterized Group.

     Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

     Transfer Affidavit: As defined in Section 5.02(c).

     Transfer Agreement: The various agreements by which the Sponsor purchased the Mortgage Loans from the Mortgage Loan Sellers.

     Transfer Payments: collectively, the Interest Transfer Amount and Principal Transfer Amount.

     Transferor Certificate: As defined in Section 5.02(b).

     Trust: The express trust created hereunder in Section 2.01(c).

     Trust Fund: The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal with respect thereto received on or after the related Cut-off Date (other than such amounts which were due on the Mortgage Loans on or prior to the related Cut-off Date and payments received under the Yield Maintenance Agreement and amounts on deposit in the Reserve
Fund); (ii) the Accounts (other than the Reserve Account) and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the Depositor's rights under the Purchase Agreement, each Transfer Agreement and each Servicing Agreement; (v) the Insurance Policies; and (vi) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

     Trustee:   Deutsche  Bank  National  Trust  Company,   a  national  banking
association, and its successors in interest and, if a successor trustee is appointed hereunder, such successor.

     Uncertificated Interest: With respect to any REMIC 1 Regular Interest for any Distribution Date, one month's interest at the Uncertificated REMIC 1 Pass-through Rate applicable to such REMIC 1 Regular Interest for such Distribution Date, accrued on the Uncertificated Principal Balance (or Notional Balance) thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC 1 Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months. Uncertificated Interest with respect to each Distribution Date, as to any REMIC 1 Regular Interest, shall be reduced by any interest shortfalls allocated to the Related Classes of Certificates on such Distribution Date. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC 1 Regular Interest shall be reduced by interest portion of Realized Losses

(including Excess Special Hazard Losses,  Excess Fraud Losses, Excess Bankruptcy
Losses  and   Extraordinary   Losses)   allocated  to  the  Related  Classes  of
Certificates on such Distribution Date.

     Uncertificated Principal Balance: The amount of any REMIC 1 Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its Initial Uncertificated Principal Balance (or Notional Amount). On each Distribution Date, the Uncertificated Principal Balance of each REMIC 1 Regular Interest shall be reduced, first, by the portion of Realized Losses allocated in reduction of the principal balances of the related Classes of Certificates on such Distribution Date and, second, by all distributions of principal deemed made on such REMIC 1 Regular Interest, as applicable, on such Distribution Date pursuant to Section 11.04. The Uncertificated Principal Balance (or Notional Amount) of each Uncertificated REMIC 1 Regular Interest shall never be less than zero.

     Undercollateralized Amount: With respect any Certificate Group and Distribution Date, the excess of (i) the aggregate Certificate Balance of such Certificate Group over (ii) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, in each case calculated on such Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed pursuant to Section 4.02(d) on such Distribution
Date).

     Undercollateralized Group: Any Certificate Group in which the aggregate Class Certificate Balance of the related class or classes of Senior Certificates (other than any Class PO Certificates) is greater than the Subgroup Fraction of the aggregate Stated Principal Balance of the Mortgage Loans (less the applicable Discount Fraction of any Discount Mortgage Loan in such Subgroup) of the related Subgroup.

     Underwriters' Exemption: Any exemption listed under footnote 1 of, and amended by, Prohibited Transaction Exemption 96-84, 61 Fed. Reg. 58234 (1996), as amended by PTE 97-34, 62 Fed. Reg. 39021 (1997), PTE 2000-58, 65 Fed. Reg.
67765  (2000) and PTE 2002-41,  67 Fed.  Reg.  54487  (2002),  or any  successor exemption.

     U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (i) 0.33333% of all Voting Rights shall be allocated pro rata to the Class R-1, Class R-2 and Class R-3 Certificates; (ii) 1.00% of all Voting Rights shall be allocated to the Class I-IO Certificates; (iii) 1.00% of all Voting Rights shall be allocated to the Class II-IO Certificates; (iv) 1.00% of all Voting Rights shall be allocated to the Class I-PO Certificates; (v) 1.00% of all Voting Rights shall be allocated to the Class II-PO Certificates; (vi) 1.00% of all Voting Rights shall be allocated to the Class P Certificates; and (vii) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests).

     Wachovia: Wachovia Mortgage Corporation.

     Wells Fargo: Wells Fargo Bank, N.A., a national banking association, and its successors in interest.

     Yield Maintenance Agreement: The agreement between the Securities Administrator, not in its individual capacity but solely as Securities Administrator for the Trust, and the Yield Maintenance Agreement Provider, as described in Section 4.05.

     Yield Maintenance Agreement Provider: Bear Stearns Financial Products Inc.

     Yield Maintenance Agreement Termination Payment: Upon the designation of an "Early Termination Date" as defined in the related Yield Maintenance Agreement, the payment to be made by the Yield Maintenance Agreement Provider to the Securities Administrator for payment to the Reserve Fund pursuant to the terms of the Yield Maintenance Agreement.

     Yield Maintenance Payment: For any Distribution Date, the payment, if any, to be paid by the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement in respect of such Distribution Date. With respect to any Distribution Date and the Class I-A-3 Certificates, the Yield Maintenance Payment shall be the amount equal to the product of (I) the excess, if any, of
(a) the lesser of (x) LIBOR or (y) 8.90%, over (b) 5.40% per annum, and (II) the amount set forth for that Distribution Date in Schedule I of the Yield
Maintenance Agreement, and (III) a fraction, the numerator of which is 30 and the denominator of which is 360.

     Yield Supplement Amount: With respect to any Distribution Date and the Class I-A-3 Certificates, an amount equal to the product of (a) the Class
Certificate Balance of the Class I-A-3 Certificates immediately prior to the Distribution Date, (b) the excess of (i) the lesser of (x) LIBOR and (y) 8.90% per annum, over (ii) 5.40% per annum, and (c) a fraction, the numerator of which is 30 and the denominator of which is 360.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

     Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than Scheduled Payments due on the Mortgage Loans on or before the Cut-off
Date).

     Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under
(i) the Purchase Agreement, including the right to enforce the Sponsor's obligation to repurchase or substitute defective Mortgage Loans under Section 4 of the Purchase Agreement and (ii) each Servicing Agreement and each Transfer Agreement, to the extent assigned under the Purchase Agreement. The Trustee hereby accepts such assignment, and as set forth herein in Section 2.03(d), shall be entitled to exercise all the rights of the Depositor under the Purchase Agreement as if, for such purpose, it were the Depositor.

     (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the Custodian for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed in blank, "Pay to the order of _____________, without recourse", and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee;

          (ii) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Mortgage shall be assigned, with assignee's name left blank;

          (iii) the original of each guarantee executed in connection with the Mortgage Note, if any;

          (iv) the original recorded Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the original Mortgage cannot be delivered with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Depositor shall deliver or cause to be delivered to the Custodian, (A) in the case of a delay caused by the public recording office, a copy of such Mortgage certified by the applicable Mortgage Loan Seller, escrow agent, title insurer or closing attorney to be a true and complete copy of the original recorded Mortgage and (B) in the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

          (v) originals or a certified copy of each modification agreement, if any;

          (vi) the originals of all intervening assignments of Mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening assignment of Mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of Mortgage, a photocopy of such intervening assignment of Mortgage, together with (A) in the case of a delay caused by the public recording office, an officer's certificate of the applicable Mortgage Loan Seller, escrow agent, closing attorney or the title insurer insuring the Mortgage stating that such intervening assignment of Mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of Mortgage or a copy of such intervening assignment of Mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of Mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the officer's certificate or by the applicable Mortgage Loan Seller; or (B) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of Mortgage or in the case where an intervening assignment of Mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of Mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of Mortgage;

          (vii) if the Mortgage Note, the Mortgage, any Assignment of Mortgage or any other related document has been signed by a Person on behalf of the Mortgagor, the copy of the power of attorney or other instrument that authorized and empowered such Person to sign;

          (viii) the original lender's title insurance policy (or a marked title insurance commitment, in the event that an original lender's title insurance policy has not yet been issued) in the form of an ALTA mortgage title insurance policy, containing all required endorsements and insuring the Trustee and its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan;

          (ix) if applicable, the original of any Primary Mortgage Insurance Policy or certificate or, an electronic certification, evidencing the existence of the Primary Mortgage Insurance Policy or certificate, if private mortgage guaranty insurance is required; and

          (x) original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage, if any.

     From time to time, the applicable Mortgage Loan Seller, the Depositor or the applicable Servicer, as applicable, shall forward to the Custodian additional original documents, additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan, in accordance with the terms of this Agreement, the Transfer Agreements and the Servicing Agreements upon receipt of such documents. All such mortgage documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File".

     Assignments of Mortgage shall not be required to be completed and submitted for recording with respect to any Mortgage Loan if the Trustee and each Rating Agency have received an Opinion of Counsel from the Depositor, satisfactory in form and substance to the Trustee and each Rating Agency to the effect that the recordation of such Assignments of Mortgage in any specific jurisdiction is not necessary to protect the Trust Fund's interest in the related Mortgage Note. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned by the Mortgage Loan Seller to "Deutsche Bank National Trust Company, as trustee under the Pooling and Servicing Agreement dated as of December 1, 2006, for HSI Asset Loan Obligation Trust 2006-2".

     (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "HSI Asset Loan Obligation Trust 2006-2 and Deutsche Bank National Trust Company is hereby appointed as Trustee and Citibank N.A. is appointed as Securities Administrator in accordance with the provisions of this Agreement. The parties hereto acknowledge and agree that it is the policy and intention of the Trust to acquire only Mortgage Loans meeting the requirements set forth in this Agreement, including without limitation, the representations and warranties set forth in the Schedules hereto.

     (d) The Trust shall have the capacity, power and authority, and the Trustee on behalf of the Trust is hereby authorized, to accept the sale, transfer, assignment, set over and conveyance by the Depositor to the Trust of all the right, title and interest of the Depositor in and to the Trust Fund (including, without limitation, the Mortgage Loans) pursuant to Section 2.01(a).

     Section 2.02 Acceptance by the Custodian of the Mortgage Loans. The Custodian shall acknowledge, on the Closing Date, receipt by the Custodian of the documents identified in the Initial Certification in the form annexed hereto as Exhibit E ("Initial Certification"), and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Custodian shall maintain possession of the related Mortgage Notes in the States of Minnesota, California, and Utah unless otherwise permitted by the Rating Agencies.

     In connection with the Closing Date, the Custodian shall be required to deliver via facsimile (with original to follow the next Business Day) to the Depositor, the Securities Administrator and the Trustee an Initial Certification prior to the Closing Date, or, as the

Depositor agrees on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage for each Mortgage Loan. The Custodian shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodian File.

     Within 90 days of the Closing Date, the Custodian shall ascertain that all documents identified in the Document Certification and Exception Report in the form attached hereto as Exhibit F are in its possession, and shall deliver to the Depositor, the Securities Administrator, the Trustee, the Mortgage Loan Seller and the Servicers, a Document Certification and Exception Report, in the form annexed hereto as Exhibit F, to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents identified in the Document Certification and Exception Report and required to be reviewed by it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (1), (2), (3), (15), (18) and (22) of the Data Tape Information respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section 2.01 of this Agreement. Neither the Trustee nor the Custodian shall be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

     The Custodian shall retain possession and custody of each Custodial File in accordance with and subject to the terms and conditions set forth herein.

     Section 2.03 Remedies for Breaches of Representations and Warranties with Respect to the Mortgage Loans.

     (a) Upon the removal of a Deleted Mortgage Loan and the substitution of a Substitute Mortgage Loan and the deposit to the related Collection Account of the amount required to be deposited therein in connection with such substitution, the Custodian shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the applicable Mortgage Loan Seller and the Trustee, upon receipt of a Request for Release certifying that all amounts required to be deposited in accordance with this Section 2.03(a) have been deposited in the related Collection Account, shall execute and deliver at the applicable Mortgage Loan Seller's direction such instruments of transfer or assignment prepared by the applicable Mortgage Loan Seller in each case without recourse, as shall be necessary to vest title in the applicable Mortgage Loan Seller of the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

     (b) In addition to the repurchase or substitution obligations referred to in Section 2.03(d) below, the Sponsor shall indemnify the Depositor, any of its Affiliates, the Master Servicer, each Servicer, the Securities Administrator, the Trustee and the Trust and hold such parties harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses (including, without limitation, any taxes payable by the Trust) resulting from any third party claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach by the Sponsor of any of its representations and warranties or obligations contained in this Agreement.

     (c) Upon receipt of a Request for Release substantially in the form of Exhibit J hereto, the Custodian shall release the related Custodial File held for the benefit of the Certificateholders to the related Mortgage Loan Seller or the Sponsor, as applicable, as directed by the applicable Servicer, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. In accordance with
Section 13.05(a), if a Responsible Officer of the Securities Administrator has actual knowledge of a purchase of a Mortgage Loan pursuant to this Section 2.03 or pursuant to a Transfer Agreement, the Securities Administrator shall promptly notify each Rating Agency of such purchase.

     (d) The Trustee acknowledges that, except as provided in Section 5 of the Purchase Agreement, the Sponsor shall not have any obligation or liability with respect to any breach of a representation or warranty made by it with respect to a Mortgage Loan sold by it, provided that such representation or warranty was also made by a Mortgage Loan Seller with respect to the related Mortgage Loan. It is understood and agreed that the representations and warranties of the Sponsor set forth in Section 4 of the Purchase Agreement and assigned to the Trustee by the Depositor hereunder shall survive the transfer of the Mortgage Loans by the Depositor to the Trustee on the Closing Date, and shall inure to the benefit of the Trustee and the Certificateholders notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage and shall continue throughout the term of this Agreement. Upon the discovery by any of the Sponsor, the Depositor, the Securities Administrator, the Trustee, the Master Servicer or any Servicer of a breach of any of the Sponsor's representations and warranties set forth in Section 4 of the Purchase Agreement, the party discovering the breach shall give prompt written notice to the others. Within 30 days of the earlier of either discovery by or notice to the Sponsor of any breach of any of the foregoing representations or warranties that materially and adversely affects the value of any Mortgage Loan or the interest of the Trustee or the Certificateholders therein, the Sponsor shall use its best efforts to cure such breach in all material respects and, if such defect or breach cannot be remedied, the Sponsor shall, at the Depositor's instructions as specified in writing and provided to the Sponsor and the Trustee, (i) if such 30 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the same manner and subject to the same conditions set forth in this Section 2.03 or (ii) repurchase such Mortgage Loan at the Repurchase Price; provided, however, that any such substitution pursuant to clause (i) above shall not be effected prior to the delivery to the Custodian of a Request for Release substantially in the form of Exhibit J, and the delivery of the Mortgage File to the Custodian for any such Substitute Mortgage Loan. It is understood and agreed that the obligations of the Sponsor under this Agreement to cure, repurchase or substitute any Mortgage Loan as to which a breach of a representation and warranty has occurred and is continuing, together with any related indemnification obligations of the Sponsor set forth in Section 2.03(b), shall constitute the sole remedies against the Sponsor available to the Certificateholders, the Depositor and any of its affiliates, or the Trustee on their behalf.

     The  provisions  of  this  Section  2.03  shall  survive  delivery  of  the
respective   Custodial   Files  to  the   Custodian   for  the  benefit  of  the
Certificateholders.

     Section 2.04 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to, or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

     Section 2.05 [Reserved]

     Section 2.06 [Reserved]

     Section 2.07 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the other parties to this agreement that as of the date of this Agreement or as of such date specifically provided herein:

     (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (b) The Depositor has the power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

     (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite company action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (d) No consent, approval, authorization or order of, or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been received or obtained on or prior to the Closing Date;

     (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

     (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

     (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder; and

     (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or
(ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 13.04.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.07 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Trustee.


                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

     Section 3.01 Establishment of Certain Accounts.

     (a) On or before the Closing Date, the Securities Administrator shall establish a Reserve Fund on behalf of the Holders of the Class I-A-3 Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, Deutsche Bank National Trust Company, as Trustee for the benefit of holders of HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-2 Class I-A-3 Certificates". The Securities Administrator shall demand payment of all money payable by the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement. The Securities Administrator shall deposit in the Reserve Fund all payments received by it from the Yield Maintenance Agreement Provider pursuant to the Yield Maintenance Agreement. On each Distribution Date, the Securities Administrator shall remit amounts received by it from the Yield Maintenance Agreement Provider to the Holders of the Class I-A-3 Certificates, as applicable, in the manner provided in Section 4.02(g) of this Agreement.

     (b) The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any REMIC. The Trust shall be the nominal owner of the Reserve Fund. HSBC Securities (USA)

Inc. shall be the beneficial owner of the Reserve Fund, including for federal income tax purposes, subject to the power of the Securities Administrator to distribute amounts under Sections 4.02(g) and 4.05 of this Agreement. Amounts in the Reserve Fund shall be held uninvested with no liability for interest or other compensation thereon.

     (c) The Master Servicer shall establish and maintain the Master Servicing Account on behalf of the Certificateholders. The Master Servicer shall, promptly upon receipt, deposit in the Master Servicing Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicers to the Master Servicer pursuant to the Servicing Agreements;

          (ii) any amount deposited by the Servicers pursuant to the Servicing Agreements in connection with any losses on Permitted Investments; and

          (iii) any other amounts deposited hereunder which are required to be deposited in the Master Servicing Account.

     In the event that a Servicer shall remit any amount not required to be remitted, it may at any time direct the Master Servicer in writing to withdraw such amount from the Master Servicing Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering notice to the Master Servicer which describes the amounts deposited in error in the Master Servicing Account. All funds deposited in the Master Servicing Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement. On each Master Servicer Remittance Date, the entire amount on deposit in the Master Servicing Account (subject to permitted withdrawals as set forth above) shall be remitted to the Securities Administrator for deposit into the Distribution Account by wire transfer in immediately available funds.

     (d) The Securities Administrator shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Securities Administrator shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicers to the Securities Administrator pursuant to the Servicing Agreements;

          (ii) any amount deposited by the Servicers pursuant to the Servicing Agreements in connection with any losses on Permitted Investments;

          (iii) any amount remitted by the Master Servicer from the Master Servicing Account pursuant to this Agreement; and

          (iv) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

     In the event that a Servicer or the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Securities Administrator in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering notice to the Securities Administrator which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 4.02.

     (e) On the Closing Date, the Securities Administrator shall establish an account (the "Class P Reserve Fund"), which shall be an Eligible Account. The Class P Reserve Fund shall be entitled "Class P Reserve Fund, Deutsche Bank National Trust Company, as Trustee for the benefit of the holders of the HALO 2006-2 Class P Certificates." On the Closing Date the Depositor will deposit $100 into the Class P Reserve Fund, which shall be uninvested. On each Distribution Date, the Securities Administrator shall distribute the aggregate of all Prepayment Charges for the Mortgage Loans collected or paid by the Servicers and received by the Securities Administrator with respect to the preceding Prepayment Period to the Class P Certificates. On the Distribution Date in December 2036, the Class P Certificates shall be entitled to its outstanding Class Principal Amount from amounts on deposit in the Class P Reserve Fund under Section 4.02(j).

     Section 3.02 Investment of Funds in the Distribution Account and the Master Servicing Account. (a) During the Securities Administrator's Float Period, the Securities Administrator shall hold the funds in the Distribution Account uninvested, and shall have the benefit of the use of such funds. During the Master Servicer's Float Period, the Master Servicer shall hold the funds in the Master Servicing Account uninvested, and shall have the benefit of the use of such funds.

     (b) The Securities Administrator or its Affiliates are permitted to receive compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. The Master Servicer or its Affiliates are permitted to receive compensation that could be deemed to be in the Master Servicer's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable for payable pursuant to this Agreement.

     Section 3.03 Report on Assessment of Compliance with Relevant Servicing Criteria. On or before March 15th of each calendar year for so long as the Depositor is required to file reports with respect to the Trust under the Exchange Act, commencing in March 2007, the Master Servicer, the Securities
Administrator and the Custodian, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish, each at its own expense, to the Securities Administrator and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria set forth in Exhibit S that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the

Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria,
(C) such party's assessment of compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 8.12, including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Relevant Servicing Criteria as of and for such period.

     Promptly after receipt of each such report on assessment of compliance as well as the reports on assessment of compliance provided to the Depositor under the Servicing Agreements, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, any Servicer and any Servicing Function Participant engaged by any such party as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Master Servicer shall confirm that the assessments, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit S or as set forth in the applicable Servicing Agreement.

     The Master Servicer shall enforce any obligation of each Servicer to cause to be delivered to the Master Servicer an annual report on assessment of compliance within the time frames set forth in the related Servicing Agreements, and in such form and substance as required by the related Servicing Agreements. The Master Servicer will promptly forward any assessment of compliance it receives from any Servicer to the Securities Administrator.

     In the event the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under, or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide a report on assessment of compliance pursuant to this Section 3.03, or to such other applicable agreement, for the period of time in such reporting period prior to such termination, assignment or resignation, notwithstanding any such termination, assignment or resignation.

     Section 3.04 Report on Attestation of Compliance with Relevant Servicing Criteria. On or before March 15th of each calendar year for so long as the Depositor is required to file reports with respect to the Trust under the Exchange Act, commencing in March 2007, the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, the Custodian or such other Servicing Function Participants, as the case may be) that is a member of the American Institute of Certified Public Accountants to furnish an attestation report to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language.

     Prior to executing any Form 10-K, the Master Servicer shall confirm that each assessment submitted pursuant to Section 3.03 and the Servicing Agreements is coupled with an attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

     The Master Servicer shall enforce any obligation of each Servicer to cause to be delivered to the Master Servicer an attestation within the time frames set forth in the related Servicing Agreements, and in such form and substance as may be required by the related Servicing Agreements. The Master Servicer will promptly forward any attestation it receives on behalf of any Servicer to the Securities Administrator.

     In the event the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement or any other applicable agreement, as the case may be, such party shall cause a registered public accounting firm to provide an attestation pursuant to this Section 3.04, or to such other applicable agreement, notwithstanding any such termination, assignment or resignation.

     Section 3.05 Annual Officer's Certificates. (a) Each Form 10-K filed with the Commission shall include a Sarbanes-Oxley Certification exactly as set forth in Exhibit L attached hereto, required to be included therewith pursuant to the Sarbanes-Oxley Act. The Securities Administrator and the Custodian shall, and shall cause any Servicing Function Participant engaged by them to, provide to the Person who signs the Sarbanes-Oxley Certification (the "Certifying Person"), by March 10th of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a "Back-Up Certification"), in the form attached hereto as Exhibit L, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity's officers, directors and Affiliates (collectively with the Certifying Person, "Certification Parties") can reasonably rely. The senior officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust. Such officer of the Certifying Person can be contacted by facsimile at 469-220-1572. In the event any such party or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 3.05 with respect to the period of time it was subject to this Agreement or any applicable sub servicing agreement, as the case may be. Notwithstanding the foregoing, (i) the Securities Administrator shall not be required to deliver a Back-Up Certification to the Master Servicer if both are the same Person and the Master Servicer is the Certifying Person and (ii) the Master Servicer shall not be obligated to sign the Sarbanes-Oxley Certification in the event that it does not receive any Back-Up Certification required to be furnished to it pursuant to this section or any Servicing Agreement.

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


     (b) On or before March 15th of each calendar year, for so long as the Depositor is required to file reports with respect to the Trust under the Exchange Act, commencing in March 2007, the Master Servicer shall deliver (or otherwise make available) (and the Master Servicer shall cause any Servicing Function Participant engaged by it to deliver) to the Depositor and the Securities Administrator, an Officer's Certificate substantially in the form of Exhibit U stating, as to the signer thereof, that (A) a review of such party's activities during the preceding calendar year or portion thereof and of such party's performance under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, has been made under such officer's supervision and (B) to the best of such officer's knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of a Servicing Function Participant, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

     In the event the Master Servicer or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of a Servicing Function Participant, as the case may be, such party shall provide an Officer's Certificate covering the portion of the reporting period for which it served pursuant to this Section 3.05 or to such applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

     The Master Servicer shall enforce any obligation of each Servicer to cause to be delivered to the Master Servicer such annual Officer's Certificate (in respect of Item 1123 of Regulation AB) within the time frames set forth in the related Servicing Agreements, and in such form and substance as required by the related Servicing Agreements. The Master Servicer will promptly forward any such Officer's Certificate it receives from any Servicer to the Securities Administrator.

     Section 3.06 Indemnification. (a) Each of the Depositor, the Master Servicer, the Securities Administrator, the Custodian, and any Servicing Function Participant (each, an "Indemnifying Party") engaged by any such party, shall indemnify and hold harmless the Trustee and each other Indemnifying Party, and each of its directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any if its obligations hereunder, including particularly its obligations to provide any annual statement of compliance, annual assessment of compliance with Servicing Criteria or attestation report or any information, data or materials required to be included in any Exchange Act report, (b) any material misstatement or omission in any information, data or materials provided by such party including any material misstatement or material omission in (i) any annual statement of compliance or annual assessment of compliance with Servicing Criteria delivered by it, or by any Servicing Function Participant engaged by it, pursuant to this Agreement, or (ii) any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information provided by it, or (c) the negligence, bad faith or willful misconduct of such indemnifying party in connection with its performance hereunder. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, the Securities Administrator, the Trustee, the Custodian or the Depositor, as the case may be, then each Indemnifying Party agrees that it shall contribute to the amount paid or payable by the Master Servicer, the Securities Administrator, the Trustee, the Custodian or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (b) The Depositor, the Securities Administrator, the Custodian and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, the Securities Administrator, the Custodian, the Trustee or the Trust to indemnification from the Master Servicer, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim. If the Master Servicer and any such indemnified party have a conflict of interest with respect to any such claim, the indemnified party shall have the right to retain separate counsel.

     Section 3.07 Advances. (a) To the extent provided in the related Servicing Agreement, the amount of P&I Advances to be made by each Servicer for any Remittance Date shall equal, subject to Section 3.07(c), the sum of (i) the aggregate amount of Scheduled Payments (with each interest portion thereof net of the related Servicing Fee), due during the Due Period immediately preceding such Remittance Date in respect of the Mortgage Loans, which Scheduled Payments were not received as of the close of business on the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the Scheduled Payments (with each interest portion thereof net of the related Servicing Fee) that would have been due on the related Due Date in respect of the related Mortgage Loans, over the net income from such REO Property transferred to the Collection Account for distribution on such Remittance Date.

     (b) To the extent provided in the related Servicing Agreement, on each Remittance Date, each Servicer shall remit in immediately available funds to the Master Servicer or Securities Administrator, as applicable, an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Remittance Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the Collection Account that Amounts Held for Future Distribution have been, as permitted by this Section 3.07, used by it in discharge of any such P&I Advance) or (iii) in the form of any combination of
(i) and (ii) aggregating the total amount of P&I Advances to be made by the applicable Servicer with respect to the Mortgage Loans and REO Properties. To the extent provided in the related Servicing Agreement, any Amounts Held for Future Distribution and so used shall be appropriately reflected in the applicable Servicer's records and replaced by such Servicer by deposit in the Collection Account on or before any future Remittance Date to the extent required.

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


     (c) To the extent provided in the related Servicing Agreement, the obligation of each Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from coverage under this Agreement, except as otherwise provided in this Section.

     (d) To the extent provided in the related Servicing Agreement, notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by any Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. To the extent provided in the related Servicing Agreement, the determination by any Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by a Servicing Officer's certificate of the applicable Servicer delivered to the Master Servicer. In addition, to the extent provided in the related Servicing Agreement, the Servicer shall not be required to advance any Relief Act Interest Shortfalls.

     (e) To the extent provided in the related Servicing Agreement, except as otherwise provided herein, the Servicer shall be entitled to reimbursement pursuant the applicable section of its related Servicing Agreement for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds, Condemnation Proceeds and Subsequent Recoveries) with respect to the related Mortgage Loan.


                                    ARTICLE IV

                                  DISTRIBUTIONS

     Section 4.01 The Distribution Account. On each Remittance Date, the Securities Administrator shall deposit in the Distribution Account all funds remitted to it by the Servicers pursuant to the Servicing Agreements and on each Master Servicer Remittance Date, the Securities Administrator shall deposit in the Distribution Account all Funds remitted to it by the Master Servicer pursuant to this Agreement. The Securities Administrator may retain or withdraw from the Distribution Account, (i) amounts necessary to reimburse the Servicers pursuant to the Servicing Agreements, (ii) amounts necessary to reimburse the Master Servicer for any previously unreimbursed Advances and any Advances the Master Servicer deems to be nonrecoverable from the related Mortgage Loan proceeds, (iii) an amount to indemnify the Master Servicer or the Servicers for amounts due in accordance with this Agreement, (iv) all amounts representing Prepayment Charges (payable to the Class P Certificateholders in accordance with
Section 4.02(j)), (v) to reimburse the Master Servicer, the Securities Administrator, any Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of any breach or defect giving rise to the repurchase obligation of a Mortgage Loan Seller under a Transfer Agreement or the Sponsor under this Agreement that were included in the Repurchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the repurchase obligation, to the extent not otherwise paid pursuant to the terms hereof and (vi) any other amounts that each of the Depositor, Trustee, Master Servicer and the

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


Securities Administrator is entitled to receive hereunder for reimbursement, indemnification or otherwise.

     Section 4.02 Priorities of Distribution. (a) On each Distribution Date, the Securities Administrator shall make the disbursements and transfers from amounts then on deposit in the Distribution Account, and shall distribute such amounts in the following order of priority and to the extent of the related Available
Funds:

          (i) to the related Senior Certificates (other than the Class PO Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a), in each case in respect of interest on such Class;

          (ii) to the Class I-PO Certificates from the Available Funds for Loan Group I and to the Class II-PO Certificates from the Available Funds for Loan Group II, the Class PO Principal Distribution Amount for the related Loan Group, until the Class Certificate Balance of the related Class PO Certificates has been reduced to zero; and

          (iii) to the Subgroup I-1 Certificates, the Subgroup I-2 Certificates, the Subgroup I-3 Certificates and the Subgroup I-4 Certificates (other than the Class I-PO Certificates or any Interest Only Certificates) from the Available Funds for Loan Group I, and to the Subgroup II-1 Certificates (other than Class II-PO Certificates or Class II-IO Certificates) from the Available Funds for Loan Group II, in each case in the priorities and amounts set forth in Section 4.02 (b), the sum of the following amounts for each Subgroup (applied to reduce the Class Certificate Balance of such Certificates):

               (A) the Senior Percentage for that Subgroup for such Distribution Date times the sum of the following:

                         1. the Subgroup Fraction for that Subgroup of the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the Subgroup Fraction for that Subgroup of the principal portion of any Debt Service Reductions other than the related Discount Fraction of the principal portion of the Debt Service Reductions (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) with respect to a Discount Mortgage Loan in the related loan group, which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                         2. the Subgroup Fraction for that Subgroup of the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.03 or the Subgroup Fraction for that Subgroup of the amount of any Substitution Adjustment Amount deposited in the related Collection Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or Substitution Adjustment Amount with respect to each Discount Mortgage
                    Loan); and

                         3. the Subgroup Fraction for that Subgroup of the principal portion of all other collections (other than Scheduled Payments, Principal Prepayments in Full, Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(iii)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) including Subsequent Recoveries received during the preceding calendar month to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to the related Servicing Agreement (other than the related Discount Fraction of such unscheduled collections with respect to each Discount Mortgage Loan);

                    (B) with  respect  to each  Mortgage  Loan for  which a Cash
               Liquidation or a REO Disposition occurred during the preceding calendar month and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage of the Subgroup Fraction for that Subgroup for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of the Stated Principal Balance with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage of the Subgroup Fraction for that Subgroup for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to the related Servicing Agreement (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (iii) of the definition of Class PO Principal Distribution Amount);

                    (C) the related Senior Accelerated  Distribution  Percentage of the Subgroup Fraction for that Subgroup for such Distribution Date times the aggregate of all Principal Prepayments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments with respect to each Discount Mortgage Loan);

                    (D) any related Excess Subordinate Principal Amount for such
               Distribution Date related to Realized Losses on Mortgage Loans in that Subgroup;

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


                    (E) any amounts described in subsection (iii),  clauses (A),
               (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iv) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
          (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Class Certificate Balance of the Class B-1 Certificates;

               (vi) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix),
          (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Class Certificate Balance of the Class B-2 Certificates;

               (viii) to the Holders of the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

                  (ix) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
         (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Class Certificate Balance of the Class B-3 Certificates;

               (x) to the Holders of the Class B-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-4 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such

          Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Class Certificate Balance of the Class B-4 Certificates;

               (xii) to the Holders of the Class B-5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-5 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (xiv) and (xv) are insufficient therefor, applied in reduction of the Class Certificate Balance of the Class B-5 Certificates;

               (xiv) to the Holders of the Class B-6 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

               (xv) to the Holders of the Class B-6 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class PO Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Class Certificate Balance of the Class B-6 Certificates;

               (xvi) to the Senior Certificates related to any Loan Group, in the priority set forth in Section 4.02(b), the portion, if any, of the related Available Funds remaining after the foregoing distributions, applied to reduce the Class Certificate Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Class Certificate Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the related Available Funds remaining after the related Senior Certificates have been retired, applied to reduce the Class Certificate Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Class Certificate Balance of each such Class of Subordinate Certificates;

               (xvii) to the Class R-I Certificates, the balance, if any, of the Available Funds for either Loan Group.

     Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date shall be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest in any Class of related certificates results from an interest rate reduction in connection with a Servicing Modification on a Mortgage Loan in the related Loan Group, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the related Servicer to the Master Servicer to make any required Advance, or the determination by the Servicer or the Master Servicer that any proposed Advance would be a Nonrecoverable P&I Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b) Distributions of principal on the Senior Certificates (other than the Class PO Certificates and Interest Only Certificates) on each Distribution Date occurring prior to the Credit Support Depletion Date shall be made as follows:

               (i) The Available Funds for Loan Group I available for distribution pursuant to Section 4.02(a)(iii) shall be distributed, pro rata, to Sections 4.02(b)(i)(A), 4.02(b)(i)(B), 4.02(b)(i)(C), and
          4.02(b)(i)(D) below based on the Senior Principal Distribution Amount for Subgroup I-1, the Senior Principal Distribution Amount for Subgroup I-2, the Senior Principal Distribution Amount for Subgroup I-3 and the Senior Principal Distribution Amount for Subgroup I-4, as applicable:

                    (A) to the Subgroup I-1 Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for Subgroup I-1, the Senior Principal Distribution Amount in the following order of priority:

                         1. first, to the Class I-A-1 and Class 1-A-6 Certificates, pro rata, in accordance with their respective Class Certificate Balances, an amount up to the Subgroup I-1 Priority Amount for that Distribution Date, until the Class Certificate Balances thereof have been reduced to zero;

                         2.  second,  to the to the Class  I-A-2 and Class I-A-3
                    Certificates,   concurrently,   up  to   $628,948   on  each
                    Distribution Date concurrently as follows:

                              1. 97.00000% of the amount described in Section 4.02(b)(i)(A)(2) to the Class I-A-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                              2. 3.00000% of the amount described in Section 4.02(b)(i)(A)(2) to the Class I-A-3 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

                              3. third, to the Class I-A-3  Certificates,  until
                         the Class Certificate Balance thereof has been reduced to zero;

                              4. fourth, to the Class I-A-2 Certificates,  until
                         the Class Certificate Balance thereof has been reduced to zero;

                              5. fifth, to the Class I-A-5  Certificates,  until
                         the Class Certificate Balance thereof has been reduced to zero;

                              6. sixth, to the Class I-A-1 and Class I-A-6 Certificates, pro rata, in accordance with their respective Class Certificate Balances, without regard to the Subgroup I-1 Priority Amount, until the Class Certificate Balances thereof have been reduced to zero.

                    (B) to the Subgroup I-2 Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for Subgroup I-2 in the following order of priority:

                         1. to the  Class  I-A-7  Certificates,  until the Class
                    Certificate Balance thereof has been reduced to zero.

                    (C) to the Subgroup I-3 Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for Subgroup I-3 in the following order of priority:

                         1. to the  Class  I-A-9  Certificates,  until the Class
                    Certificate Balance thereof has been reduced to zero.

                    (D) to the Subgroup I-4 Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for Subgroup I-4 in the following order of priority:

                         1. to the Class  I-A-11  Certificates,  until the Class
                    Certificate Balance thereof has been reduced to zero.

               (ii) to the Subgroup II-1 Certificates, in an aggregate amount up to the Senior Principal Distribution Amount for Subgroup II-1 in the following order of priority:

                    (A) to the Class II-A-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero.

     (c) Prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Class Certificate Balances of the Senior Certificates (other than any Class PO Certificates) related to any Subgroup to zero, if either (i) the Subordinate Percentage for such Subgroup on that date is less than 200% of the Subordinate Percentage as of the Closing Date or (ii) the Subgroup Fraction of the Stated Principal Balance of the Mortgage Loans in any Subgroup delinquent 60 days or more (including, for this purpose, Mortgage Loans in REO, foreclosure or bankruptcy status) averaged over the six months prior to the Determination Date, as a percentage of such Subgroup's Group Subordinate Amount, is greater than or equal to 50%, 100% of all Scheduled Payments, Principal Prepayments or any other payment of principal received or advanced with respect to the Mortgage Loans in the Subgroup relating to the Senior

Certificates of which the aggregate Class Certificate Balance has been paid in full, will be applied on the related Distribution Date as a distribution of principal to the remaining Senior Certificates (other than the related Class PO Certificates and Interest Only Certificates) of such other Certificate Groups, pro rata, on the basis of the aggregate Class Certificate Balance of the Senior Certificates of such Certificate Groups rather than applied as a principal distribution to the Subordinate Certificates. Such principal will be distributed on the related Distribution Date in the same priority as those Senior Certificates would receive other distributions of principal;

     (d) If on any Distribution Date prior to the Credit Support Depletion Date any Subgroup is an Undercollateralized Certificate Group and any other Subgroup is an Overcollateralized Group, in each case after giving effect to distributions to be made on such Distribution Date, the applicable Subgroup Fraction of the principal portion of Monthly Payments on Mortgage Loans allocable to the related Overcollateralized Group will be paid in the following priority: (1) first, such amount, up to the Total Transfer Amount for that Undercollateralized Group will be distributed first to the Senior Certificates (other than the Class PO Certificates) related to the Undercollateralized Group in payment of accrued but unpaid interest, if any, and then to those Senior
Certificates   (other  than  the  Class  PO   Certificates   and  Interest  Only
Certificates)  as principal  (in  accordance  with the  priorities  set forth in
Section 4.02(b)) and (2) second, any remaining amount will be distributed to the Subordinate Certificates (in accordance with the priorities set forth in Section 4.02(b); provided, that if more than one Undercollateralized Group exists on any Distribution Date, the related Transfer Payments shall be allocated among such Undercollateralized Groups, pro rata, on the basis of the amount by which the aggregate Class Certificate Balance of the related Senior Certificates (other than the Class PO Certificates) immediately prior to such Distribution Date is greater than the applicable Subgroup Fraction of the aggregate Stated Principal Balance of the Mortgage Loans (less the Discount Fraction of any Discount Mortgage Loans) in the related Subgroup; provided, further, that if more than one Overcollateralized Group exists on any Distribution Date the related Transfer Payments shall be allocated among such Overcollateralized Groups, pro rata, on the basis of the Class Certificate Balance of the related Senior Certificates (other than the Class PO Certificates).

     (e) On and after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions of the related Available Funds shall remain as set forth in Section 4.02(b), except the priority of distributions set forth in Section 4.02(b)(i)(A) relating to principal among the Subgroup I-1 Certificates will be disregarded, and the amount available for distribution under clause Section 4.02(b)(i)(A) will be distributed to the remaining Subgroup I-1 Certificates, pro rata, in accordance with their respective outstanding Class Certificate Balances.

     (f) After the reduction of the Class Certificate Balances of the Senior Certificates of any Certificate Group (other than the Class PO Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the related Class PO Certificates) shall be entitled to no further distributions of principal thereon, and the related Available Funds shall be distributed solely to the holders of the related Class PO, Class IO, and Subordinate Certificates, in each case as described herein.

     (g) On each Distribution Date, the Securities Administrator will first transfer to the Distribution Account and then distribute to the Class I-A-3 Certificates to the extent of any amounts on deposit in the Reserve Fund an amount up to the Yield Supplement Amount for such Distribution Date.

     (h) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the related Servicer shall deposit such funds into the related Collection Account. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss with respect to any Mortgage Loan is reduced, the amount of such Subsequent Recoveries will be applied to increase the Class Certificate Balance of the Class of related Subordinate Certificates with the Highest Priority to which Realized Losses for such Mortgage Loan, other than any related Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses with respect to such Mortgage Loan previously allocated to that Class of Certificates pursuant to Section 4.04. The amount of any remaining Subsequent Recoveries from such Mortgage Loan will be applied to increase the Class Certificate Balance of the Class of Certificates with the next Lower Priority, up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04. Any remaining Subsequent Recoveries from the related Mortgage Loan will in turn be applied to increase the Class Certificate Balance of the Class of Certificates with the next Lower Priority up to the amount of such Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.04, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs. Any application of Subsequent Recoveries to the Senior Certificates will be made in proportion to the allocation of the original Realized Loss to the Senior Certificates of the related Subgroup or Subgroups. Any such increases shall be applied to the Class Certificate Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

     (i) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Securities Administrator, the Sponsor, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (j) On each Distribution Date, the Securities Administrator shall withdraw from the Distribution Account all amounts representing Prepayment Charges in respect of the Mortgage Loans received during the related Prepayment Period and will distribute these amounts to the holders of the Class P Certificates. On the first Distribution Date immediately following the expiration of the latest prepayment penalty term on the Mortgage Loans, the Securities Administrator will distribute all amounts on deposit in the Class P Reserve Fund established for the benefit of the Class P Certificates pursuant to Section 3.01(e) to the holders of the Class P Certificates, up to its Class Certificate Balance.

     (k) On each Distribution Date following the date on which the Class Certificate Balance of the Class B-6 Certificates has been reduced to zero, the Securities Administrator shall distribute to the Class B-6 Certificates any Additional Interest Amount (as defined below) for such date. Such amounts shall be distributed from the Available Funds for each Loan Group in the same order of priority that Accrued Certificate Interest otherwise would be distributable to such Class.

     (l) For purposes hereof, the "Additional Interest Amount" for the Class B-6 Certificates on each Distribution Date shall equal the sum of (1) the product of 0.57687234% per annum multiplied by the Class Certificate Balance of the Class B-1 Certificates on such date; and (2) the product of 0.32687234% per annum multiplied by the Class Certificate Balance of the Class B-2 Certificates on such date; Calculations of Additional Interest Amounts shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     Section 4.03 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Master Servicer, each Servicer, the Depositor, the Trustee and each Rating Agency a statement, based on information and to the extent provided by the Servicers, setting forth with respect to the related distribution:

          (i) the amount thereof allocable to principal (other than with respect to the Interest Only Certificates), separately identifying the aggregate amount of any Principal Prepayments, Liquidation Proceeds and Subsequent Recoveries;

          (ii) the amount thereof allocable to interest for such Distribution Date;

          (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

          (v) the Pool Stated Principal Balance for the following Distribution Date;

          (vi) the amount of the Expense Fees (in the aggregate and separately stated) paid to or retained by the Servicers and any Subservicer with respect to such Distribution Date;

          (vii) the Interest Rate for each such Class of Certificates (other than the Class PO Certificates) with respect to such Distribution Date;

          (viii) by Loan Group, Subgroup and in the aggregate, the amount of P&I Advances included in the distribution on such Distribution Date and the aggregate amount of P&I Advances outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

          (ix) by Loan Group, Subgroup and in the aggregate, the number and aggregate outstanding principal balances of Mortgage Loans (except those Mortgage Loans that are liquidated as of the end of the related Prepayment Period) (1) as to which the Scheduled Payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last Business Day of the immediately preceding month;

          (x) by Loan Group, Subgroup and in the aggregate, with respect to Mortgage Loans that became REO Properties during the preceding calendar month, the number and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xi) by Loan Group, Subgroup and in the aggregate, the total number and aggregate principal balance of any REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

          (xii) in the aggregate and for each Class of Certificates, the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through such Distribution Date; and

          (xiii) the amount of any Bankruptcy Losses, Fraud Losses, Special Hazard Losses or Extraordinary Losses sustained through such Distribution Date.

          (xiv) Prepayment Charges collected by the Servicers.

     (b) For purposes of preparing the Monthly Statement, delinquencies shall be determined and reported by the Master Servicer based on the so-called "OTS" methodology irrespective of the method for determining delinquencies utilized by the applicable Servicer on mortgage loans similar to the Mortgage Loans. By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan's next succeeding Due Date, and a Mortgage Loan would be more than 30-days Delinquent with respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan's second succeeding Due Date.

     (c) The Securities Administrator's responsibility for making available the above statement to the Certificateholders, each Rating Agency, the Master Servicer, each Servicer, the Trustee and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and the Servicers. The Securities Administrator will provide the above statement via the Securities Administrator's internet website. The Securities Administrator's website will initially be located at
https://www.sf.citidirect.com and assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (1-800) 422-2066. Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first Class mail by notifying the Securities Administrator at Citibank, N.A., 388 Greenwich Street, 14th

Floor, New York, New York 10013, Attention:  Structured Finance Agency and Trust
- HALO 2006-2. The Securities Administrator shall have the right to change the manner in which the above statement is distributed in order to make such distribution more convenient and/or more accessible, and the Securities Administrator shall provide timely and adequate notification to the Certificateholders and the parties hereto regarding any such changes. A paper copy of the statement will also be made available upon written request.

     (d) Within a reasonable period of time after the end of each calendar year, the Securities Administrator shall, upon written request, cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii), and
(a)(vi) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall have previously been provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

     Section 4.04 Allocation of Realized Losses. Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, based solely upon the information provided by the Servicers (to the extent provided by them), if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Scheduled Payment due during the related Due Period. The amount of each Realized Loss shall be based solely on and evidenced by an Officers' Certificate provided by the Servicers. With respect to all Realized Losses (i) the principal portion of Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated by the Securities Administrator as follows: first, to the Class B-6 Certificates until the Class Certificate Balance thereof has been reduced to zero; second, to the Class B-5 Certificates until the Class Certificate Balance thereof has been reduced to zero; third, to the Class B-4 Certificates until the Class Certificate Balance thereof has been reduced to zero; fourth, to the Class B-3 Certificates until the Class Certificate Balance thereof has been reduced to zero; fifth, to the Class B-2 Certificates until the Class Certificate Balance thereof has been reduced to zero; sixth, to the Class B-1 Certificates until the Class Certificate Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the related Class PO Certificates in an amount equal to the Discount Fraction of the principal portion of such Discount Mortgage Loan, and the remainder of such Realized Losses on that Discount Mortgage Loan will be allocated among all remaining classes of Senior Certificates (other than the Interest Only Certificates and Class PO Certificates) related to the Subgroup that includes that Discount Mortgage Loan and the Subgroup Fraction of the amount of any Realized Loss on any Non-Discount Mortgage Loans included in a Subgroup will be allocated among all the remaining classes of Senior Certificates (other than the Interest Only Certificates and Class PO Certificates) related to that Subgroup on a pro rata basis and (ii) the interest portion of Realized Losses, other than any Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated by the Securities Administrator as follows: first, to the Subordinate Certificates in reverse order of seniority, in reduction of the Accrued Certificate Interest thereon payable on the related Distribution Date and then in reduction of the Class

Certificate Balance of such Subordinate Certificate, and, second, to the remaining classes of Senior Certificates (other than the Class PO Certificates) related to such Subgroup on a pro rata basis until the Class Certificate Balances thereof have been reduced to zero; provided, however, that (A) such Realized Losses otherwise allocable to the Class I-A-1 and Class I-A-3 Certificates will be allocated to the Class I-A-6 Certificates until the Class Certificate Balance of the Class I-A-6 Certificates has been reduced to zero, provided, that, the principal portion of any such Realized Losses allocable to the Class I-A-6 Certificates will be limited to a maximum of (i) in the case of the principal portion of such Realized Losses allocable to the Class I-A-1 Certificates, $910,324 less any portion of the Class I-A-1 Certificates' share of Realized Losses allocated to the Class I-A-6 Certificates on prior
Distribution Dates, and (ii) in the case of the principal portion of such Realized Losses allocated to the Class I-A-3 Certificates, $2,135,280 less any portion of the Class I-A-3 Certificates' share of Realized Losses allocated to the Class I-A-6 Certificates on prior Distribution Dates, until the Class Certificate Balance of the Class I-A-6 Certificates has been reduced to zero.

     The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on any Discount Mortgage Loan shall be allocated to the related Class PO Certificates in an amount equal to the Discount Fraction thereof and the applicable Subgroup Senior Percentage of the Subgroup Fraction of the remainder of such Realized Loss on such Discount Mortgage Loan and the applicable Subgroup Senior Percentage of the Subgroup Fraction of the entire amount of such Realized Loss on any Non-Discount Mortgage Loan, will be allocated among the Senior Certificates (other than the Class PO Certificates and Interest Only Certificates) related to each Subgroup that includes all or portion of such Mortgage Loan. The remainder of the principal portion of such losses will be allocated to the Subordinate Certificates. The interest portion of such losses will be allocated to all of the Certificates related to the Loan Group that includes such Mortgage Loan, on a pro rata basis, based on the Accrued Certificate Interest thereon payable from the related Loan Group in respect to the related Distribution Date, provided, however, that (A) such Realized Losses otherwise allocable to the Class I-A-1 and Class I-A-3 Certificates will be allocated to the Class I-A-6 Certificates until the Class Certificate Balance of the Class I-A-6 Certificates has been reduced to zero, provided, that, the principal portion of any such Realized Losses allocable to the Class I-A-6 Certificates will be limited to a maximum of
(i) in the case of the principal portion of such Realized Losses allocable to the Class I-A-1 Certificates, $910,324 less any portion of the Class I-A-1 Certificates' share of Realized Losses allocated to the Class I-A-6 Certificates on prior Distribution Dates, and (ii) in the case of the principal portion of such Realized Losses allocated to the Class I-A-3 Certificates, $2,135,280 less any portion of the Class I-A-3 Certificates' share of Realized Losses allocated to the Class I-A-6 Certificates on prior Distribution Dates, until the Class Certificate Balance of the Class I-A-6 Certificates has been reduced to zero.

     On any Distribution Date, Realized Losses will be allocated by the Securities Administrator as set forth herein after distributions of principal on the Certificates as set forth herein.

     As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses to a Class of Certificates shall be made by reducing the Certificate Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Balance of the Certificates below the aggregate Stated Principal Balance of the Mortgage Loans.

     Section 4.05 The Yield Maintenance Agreement.

     (a) On the Closing Date, the Securities Administrator is hereby directed to enter into, on behalf of the Trust Fund, the Yield Maintenance Agreement for the benefit of the Class I-A-3 Certificates with the Yield Maintenance Agreement Provider. The Seller, the Master Servicer, the Depositor, the Servicers and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Securities Administrator is executing and delivering the Yield Maintenance Agreement solely in its capacity as Securities Administrator on behalf of the Trust and not in its individual capacity. The Depositor hereby authorizes and directs the Securities Administrator to enter into the Yield Maintenance Agreement and authorizes it to represent in the Yield Maintenance Agreement that it is not required by any applicable law of any relevant jurisdiction to make any deduction or withholding for or on account of any Tax (as defined in the Yield Maintenance Agreement) from any payment to be made by it to the Yield Maintenance Provider. Furthermore, the Depositor hereby authorizes the Securities Administrator, in its capacity as Securities Administrator on behalf of the Trust to perform all of the obligations of the Trust under the Yield Maintenance Agreement. The Securities Administrator shall have no duty or responsibility to enter into any other Yield Maintenance Agreement upon the expiration or termination of the Yield Maintenance Agreement unless directed to do so by the Sponsor under Section 4.05(d).

     (b) The Securities Administrator shall deposit or cause to be deposited any amount received under the Yield Maintenance Agreement into the Reserve Fund on the date such amount is received from the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement (including Yield Maintenance Agreement Termination Payments, if any). All Yield Maintenance Payments received under the Yield Maintenance Agreement and amounts on deposit in the Reserve Fund shall be transferred to the Distribution Account and then to the Class I-A-3 Certificates in an amount up to the Yield Supplement Amount for such Distribution Date pursuant to Section 4.02(g) hereof. All Yield Maintenance Agreement Termination Payments received under the Yield Maintenance Agreements shall be used as set forth in Section 4.05(d) hereof. Any amounts remaining in the Reserve Fund on any Distribution Date following the distribution described in Section 4.02(g) shall remain on deposit in the Reserve Fund and will be available on any future Distribution Date to cover any shortfall between the Yield Supplement Amount and Yield Maintenance Payment, if any, for such Distribution Date. None of the Yield Maintenance Agreement, Yield Maintenance Payments (including any Yield Maintenance Termination Payments) nor the Reserve Fund constitute a part of any REMIC created hereunder.

     (c) Any amounts on deposit in the Reserve Fund on the Distribution Date immediately following the earlier of (i) the Distribution Date in August 2010 and (ii) the date on which the Class Certificate Balance of the Class I-A-3 Certificates is reduced to zero, will be distributed to HSBC Securities (USA), Inc. and will not be available for payment to any holder of the Class I-A-3 Certificates.

     (d) In the event that the Yield Maintenance Agreement, or any replacement thereof, terminates prior to the Distribution Date in August 2010, the Sponsor shall direct the Securities Administrator in writing, to the extent that the termination value under such Yield Maintenance Agreement is sufficient therefor and only to the extent of the Yield Maintenance Agreement Termination Payment received from the Yield Maintenance Agreement Provider, to (i) cause a new yield maintenance provider to assume the obligations of such terminated yield maintenance agreement provider or (ii) cause a new yield maintenance agreement provider to enter into a new interest rate yield maintenance agreement with the Trust Fund having substantially similar terms as those set forth in such terminated Yield Maintenance Agreement. Any Yield Maintenance Agreement Termination Payment having a termination value which is not sufficient to comply with clauses (i) and (ii) of this Section 4.05(d) shall be deposited into the Reserve Fund and may be distributed pursuant to Section 4.02(g) and Section 4.05(c) herein.

     Section 4.06 Certain Matters Relating to the Determination of LIBOR. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of LIBOR. The Interest Rate for each Class of Adjustable Rate Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each Adjustable Rate Determination Date so long as the Adjustable Rate Certificates are outstanding on the basis of LIBOR and the respective Pass-Through Rate relating to the Certificates. The establishment of LIBOR by the Securities Administrator and the Securities Administrator's subsequent calculation of the Pass-Through Rate applicable to the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.


                                     ARTICLE V

                                THE CERTIFICATES

     Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount) and aggregate denominations per Class set forth in the Preliminary Statement. The Depositor hereby directs the Securities Administrator to register the Class P Certificates in the name of HSBC Securities (USA) Inc. or its designee.

     Subject to Section 12.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Holder has so notified the Securities Administrator at least five Business Days prior to the applicable Distribution Date or (y) by check mailed by first Class mail to such Certificateholder at the address of such holder appearing in the Certificate Register;

provided, however, so long as such Certificate is a Book-Entry Certificate, all distributions on such Certificate will be made through the Depository or the Depository Participant.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

     Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections
(b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities
Administrator duly executed by the holder thereof or his attorney duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

     All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

     (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In determining whether a transfer is being made pursuant to an effective registration statement, the Securities Administrator shall be entitled to rely solely upon a written notice to such effect from the Depositor. In the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the "Transferor Certificate") and there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the "Rule 144A Investment Letter") or (ii) there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel stating that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Investment Letter, in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. As directed by the Depositor, the Securities Administrator shall provide to any Holder of a Private Certificate, and any prospective transferee designated by any such
Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Depositor, the Master Servicer and the Trustee shall cooperate with the Securities Administrator in providing the Rule 144A information referenced in the preceding sentence, including providing to the Securities Administrator such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Securities Administrator shall reasonably determine to meet its obligation under the preceding sentence. Each Holder of a Private Certificate, desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator, the Trustee, each Servicer, the Master Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, or (ii) in the case of an ERISA-Restricted Certificate (other than a Residual

Certificate or the Class P Certificate) that has been the subject of an ERISA-Qualifying Underwriting, and the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate other than a Residual Certificate or the Class P Certificate presented for registration in the name of an employee benefit plan subject to Title I of ERISA, a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Depositor, the Trustee, the Master Servicer, the Servicers, the Securities Administrator or the Trust Fund, addressed to the Securities Administrator, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Securities Administrator, the Master Servicer or any Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Physical Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, (a) any purported transfer of an ERISA-Restricted Certificate that is a Physical Certificate or Residual Certificate or the Class P Certificate, to or on behalf of an employee benefit plan subject to ERISA, the Code or Similar Law without the delivery to the Securities Administrator of a representation letter or an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect and (b) any purported transfer of a Residual Certificate or the Class P Certificate to a transferee that does not make the representation in clause (i) above shall be void and of no effect.

     None of the Class R or Class P Certificates may be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any person investing on behalf or with plan assets of such plan.

     To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as, in the case of a Physical Certificate, the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

     (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

          (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit G;

          (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is a Non-Permitted Transferee;

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Securities Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(a) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and the Rule 144A Letter. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual
     Certificate that was in fact a Non-Permitted Transferee at the time it became a Holder or, at such subsequent time as it became a Non-Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an

     Ownership Interest in a Residual Certificate to any Holder who is a Non-Permitted Transferee.

     The  restrictions on Transfers of a Residual  Certificate set forth in this
Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Securities Administrator or any Servicer, to the effect that the elimination of such restrictions will not cause any REMIC created hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is a Non-Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is a Non-Permitted Transferee to a Holder that is a Permitted Transferee.

     (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

     (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or (y) the Depositor notifies the Depository (and the Securities Administrator consents) of its intent to terminate the book-entry system through the Depository and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry
Certificates agree in writing to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners
requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. None of the Servicers, the Depositor or the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

     (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

     Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Securities Administrator and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to a Responsible Officer of the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


     Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Trustee, the Depositor, the Securities Administrator nor any agent of the Trustee, the Depositor or the Securities Administrator shall be affected by any notice to the contrary.

     Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or any Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, the applicable Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its offices located at 111 Wall Street, 15th Floor Window, New York, New York 10005,
Attention: Corporate Trust Services HALO 2006-2. The Securities Administrator shall give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


                                   ARTICLE VI

                                  THE DEPOSITOR

     Section 6.01 Liabilities of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by it herein.

     Section 6.02 Merger or Consolidation of the Depositor. (a) The Depositor will keep in full effect its existence, rights and franchises as a corporation, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) Any Person into which the Depositor may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any person succeeding to the business of the Depositor, shall be the successor of the Depositor, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03 Limitation on Liability of the Depositor and Others. Neither the Depositor, nor any of its respective directors, officers, employees or agents, shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, its Affiliates, and any of their respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, its Affiliates, and any of their respective directors, officers, employees or agents shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action (or direct the Trustee to undertake such actions pursuant to Section 2.03 for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor out of the Distribution Account.


                                   ARTICLE VII

                                     DEFAULT

     Section 7.01 Master Servicer to Act; Appointment of Successor. (a) The Master Servicer or the Trustee (as successor master servicer), as applicable, shall be entitled to terminate the rights and obligations of any Servicer under the applicable Servicing Agreement in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement. Upon termination of a Servicer under the applicable Servicing Agreement, the Master Servicer or the Trustee (as successor master servicer), as applicable, shall, subject to the rights of the Master Servicer or the Trustee (as successor master servicer), as applicable, to appoint a successor servicer pursuant to this Section 7.01, be the successor to such Servicer in its capacity as servicer under the applicable Servicing Agreement, provided, however, that the Master Servicer or the Trustee (as successor master servicer), as applicable, shall not be (i) liable for losses of the predecessor Servicer with respect to such predecessor's investment of funds in its Collection Account; (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.03, (iii) responsible for expenses of the predecessor servicer related to any repurchase or substitution of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.03, (iv) deemed to have made any of the representations and warranties of the terminated Servicer under the applicable Servicing Agreement or (v) liable for any obligations of the predecessor Servicer incurred prior to its termination.

     (b) It is understood and acknowledged by the parties hereto that there will be a period of transition before the transfer of servicing obligations is fully effective. Notwithstanding the foregoing, the Master Servicer or the Trustee (as successor master servicer), as applicable, will have a period (not to exceed 90 days) to complete the transfer of all servicing data and correct or manipulate such servicing data as may be required by the Master Servicer or the Trustee (as successor master servicer), as applicable, to correct any errors or insufficiencies in the servicing data or otherwise enable the Master Servicer or the Trustee (as successor master servicer), as applicable, to service the Mortgage Loans in accordance with the applicable Servicing Agreement. Except as provided in Section 7.01(e) below, the Master Servicer or the Trustee (as successor master servicer), as applicable, shall be entitled to be reimbursed from each Servicer (or by the Trust Fund, if such Servicer is unable to fulfill such obligation) for all costs associated with the transfer of servicing from the predecessor servicer, including without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data, as may be required by the Master Servicer or the Trustee (as successor master servicer), as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer or the Trustee (as successor master servicer), as applicable, to service the Mortgage Loans properly and effectively. As compensation in its role as successor servicer, the Master Servicer or the Trustee (as successor master servicer), as applicable, shall be entitled to the applicable Servicing Fee and any income on investments or gain related to the related Collection Account. Notwithstanding the foregoing, if the Master Servicer or the Trustee (as successor master servicer), as applicable, has become the successor to a Servicer pursuant to an Event of Default, the Master Servicer or the Trustee (as successor master servicer), as applicable, may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making P&I Advances and Servicing Advances pursuant to the applicable Servicing Agreement, if it is otherwise unable to so act, or at the written request of Certificateholders entitled to at least a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Servicer under the applicable Servicing Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer thereunder.

     (c) Any successor to a Servicer shall be an institution which is willing to service the Mortgage Loans, having a net worth of not less than $25,000,000, and which executes and delivers to the Depositor, the Master Servicer and the Trustee (as successor master servicer) an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the applicable Servicer (other than liabilities of the predecessor servicer incurred prior to its termination), with like effect as if originally named as a party to such Servicing Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to a Servicer under any Servicing Agreement, the Master Servicer or the Trustee (as successor master servicer), as applicable, unless such party is prohibited by law from so acting, shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer or the Trustee (as successor master servicer), as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree in accordance with the applicable Servicing Agreement; provided, however, that no such compensation shall be in excess of the applicable Servicing Fee and any income on investments or gain related to the related Collection Account. The Master Servicer or the Trustee (as successor master servicer), as applicable, and such successor servicer shall take such action, consistent with this Agreement and the applicable Servicing Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor the Trustee (as successor master servicer) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of any Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

     (d) Notwithstanding the foregoing, the parties hereto agree that the Master Servicer or the Trustee (as successor master servicer), as applicable, in its capacity as successor servicer, immediately shall assume all of the obligations of such terminated Servicer to make Advances and the Master Servicer or the Trustee (as successor master servicer), as applicable, will assume the other duties of such Servicer as soon as practicable, but in no event later than 90 days after the Master Servicer or the Trustee (as successor master servicer), as applicable, becomes successor servicer pursuant to the preceding paragraph. If the Master Servicer or the Trustee (as successor master servicer), as applicable, acts as a successor servicer, it will have no obligation to make an Advance if it determines in its reasonable judgment that such Advance is non-recoverable. To the extent that the Master Servicer or the Trustee (as successor master servicer) is unable to find a successor servicer that is willing to service the Mortgage Loans for the Servicing Fee because of the obligation of the applicable Servicer to make Advances regardless of whether such Advance is recoverable, the applicable Servicing Agreement may be amended to provide that the successor servicer shall have no obligation to make an Advance if it determines in its reasonable judgment that such Advance is non-recoverable and provides an Officer's Certificate to such effect to the Master Servicer and the Trustee. Notwithstanding the foregoing, the Master Servicer or the Trustee (as successor master servicer), as applicable, in its capacity as successor servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts; provided, however, that any failure to perform any duties or responsibilities caused by such Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee (as successor master servicer) hereunder. In the Trustee's capacity as such successor, the Trustee (as successor master servicer) shall have the same limitations on liability granted to the Servicer under this Agreement and the related Servicing Agreement.

     (e) In the event that the Master Servicer or the Trustee (as successor master servicer), as applicable, is the terminated Servicer (except in the case where the Master Servicer in its role as successor servicer is being terminated pursuant to an Event of Default caused solely by the Master Servicer as the successor servicer and not by the predecessor Servicer's actions or omissions), such costs shall be paid by such prior terminated Servicer promptly upon presentation of reasonable documentation of such costs.

     Section 7.02 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to any Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders and each Rating Agency.

     (b) Within 60 days after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such event shall have been cured or waived.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     Section 8.01 Duties of the Trustee. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct.

     Unless an Event of Default known to the Trustee has occurred and is continuing:

     (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believes in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

     (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25.00% of the Voting Rights of Certificates relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

     Section 8.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

     (a) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

     (b) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (c) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing not less than 25.00% of the Voting Rights allocated to each Class of Certificates;

     (e) the  Trustee  may  execute  any of the  trusts or powers  hereunder  or perform any duties hereunder either directly or by or through agents, accountants, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

     (f) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it;

     (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement;

     (h) unless a Responsible Officer of the Trustee has actual knowledge of the occurrence of a Master Servicer Event of Default or an Event of Default, the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default or an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

     (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; and

     (j) if the Trustee, in its role as successor master servicer under this Agreement, assumes the servicing or master servicing with respect to any of the Mortgage Loans, it shall not assume liability for the representations and warranties of any Servicer or the Master Servicer, as applicable, or for any errors or omissions of any Servicer or the Master Servicer, as applicable.

     (k) In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), the Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustee. Accordingly, each of the parties agrees to provide to the Trustee upon its request from time to time such identifying information and documentation as may be available to such party in order to enable the Trustee to comply with Applicable Law.

     Section 8.03 Trustee Not Liable for  Certificates  or Mortgage  Loans.  The
recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Yield Maintenance Agreement or of the Certificates or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor, the Master Servicer, any Servicer, the Securities Administrator or the Yield Maintenance Agreement Provider of any funds paid to the Depositor, the Master Servicer, such Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from any Collection Account, the Master Servicing Account, the Distribution Account or any other fund or account with respect to the
Certificates by the Depositor, the Master Servicer, the Servicers, the Securities Administrator or the Yield Maintenance Agreement Provider.

     The Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder.

     Section 8.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

     Section 8.05 Trustee's Fees Indemnification and Expenses. (a) As compensation for its activities under this Agreement, the Trustee shall be paid its fee by the Sponsor from the Sponsor's own funds pursuant to a separate agreement. The Trustee shall have no lien on the Trust Fund for the payment of such fees.

     (b) The Trustee shall be entitled to be reimbursed, from funds on deposit in the Distribution Account, amounts sufficient to indemnify and hold harmless the Trustee and any director, officer, employee, or agent of the Trustee against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with any claim or legal action relating to:

          (i) this Agreement or any Servicing Agreement,

          (ii) the Certificates, or

          (iii) the performance of any of the Trustee's duties under this Agreement or any Servicing Agreement,

other than any loss, liability, or expense (i) resulting from any breach of a Servicer's obligations in connection with its respective Servicing Agreement for which such Servicer has performed its obligation to indemnify the Trustee, (ii) resulting from any breach of a Mortgage Loan Seller's obligations in connection with its respective Transfer Agreement for which such Mortgage Loan Seller has performed its obligation to indemnify the Trustee, (iii) resulting from any breach of the Master Servicer's obligation hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee pursuant to this Agreement or (iv) incurred because of willful misconduct, bad faith, or negligence in the performance of any of the Trustee's duties under this Agreement or any Servicing Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misconduct, the Trust Fund shall pay or reimburse the Trustee for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

               (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates, and

               (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

     The Trustee's right to indemnity and reimbursement under this Section 8.05(b) shall survive the termination of this Agreement and the resignation or removal of the Trustee under this Agreement.

     Except as otherwise provided in this Agreement or a separate letter agreement between the Trustee and the Depositor, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other routine expenses incurred by the Trustee; provided, further, that no expense shall be reimbursed hereunder if it would not constitute an "unanticipated expense incurred by the REMIC" within the meaning of the REMIC Provisions.

     The Trustee shall not be (a) liable for any acts or omissions of any Servicer (other than where the Trustee (as successor master servicer) is such Servicer), (b) obligated to make any Advance if it is prohibited from doing so under applicable law, (c) responsible for expenses of any Servicer (other than where the Trustee (as successor master servicer) is such Servicer) pursuant to the terms a Servicing Agreement, (d) liable for any amount necessary to induce any successor servicer to act as successor servicer under a Servicing Agreement and enter into the transactions set forth or provided for therein.

     Section 8.06 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause any of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates, the Master Servicer, the Securities Administrator or the Servicers and their respective affiliates; provided, however, that such entity cannot be an affiliate of the Depositor or a Servicer other than the Trustee in its role as successor to the Master Servicer.

     Section 8.07 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect and acceptance by a successor trustee in accordance with Section
8.08 meeting the qualifications set forth in Section 8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee  shall cease to be eligible in  accordance  with
Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor may remove the Trustee and, subject to the approval of the Rating Agencies, appoint a successor trustee by written instrument, one copy of which shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer, one copy of which shall be delivered to each Servicer and one copy of which shall be delivered to the successor trustee.

     The Holders of Certificates entitled to at least a majority of the Voting Rights may at any time remove the Trustee and, subject to the approval of the Rating Agencies, appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to each Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

     Section 8.08 Successor Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and each Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

     No successor  trustee shall accept  appointment as provided in this Section
8.08 unless at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not adversely affect then the current rating of the Certificates.

     Upon  acceptance of appointment by a successor  trustee as provided in this
Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     Section 8.09 Merger or Consolidation of the Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be eligible under Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (a) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor master servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

     (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

     (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

     (d) The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection and indemnity to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11 [Reserved]

     Section 8.12 Commission Reporting. (a) The Securities Administrator shall, in accordance with industry standards, prepare (for execution by the Master Servicer) and file with the Commission, via EDGAR, the following reports in respect of the Trust as and to the extent required under the Exchange Act:

          (i) (A) Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto. Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D
     ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit V to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for the inaccuracy of any Additional 10 D Disclosure provided by any party other than the Securities Administrator, or for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except to the extent of its obligations set forth in the next paragraph.

               (B) As set forth on Exhibit V hereto, within 5 calendar days after the related Distribution Date, (i) the parties specified in
          Exhibit V hereto,  shall be  required  to  provide  to the  Securities
          Administrator and to the Depositor, to the extent known, in EDGAR-compatible format, or in such other format as agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable, together with an Additional Disclosure Notification, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit V of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure information. The Depositor shall be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

               (C) After  preparing the Form 10-D, the Securities  Administrator shall, upon request, forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure). Within two Business Days after receipt of such copy, but no later than the 12th calendar day after the Distribution Date, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-D, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the process for execution and filing of the Form 10-D. A duly authorized representative of the Master Servicer shall sign each Form 10-D. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in paragraph (d) of this Section 8.12. Each party to this Agreement acknowledges that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 8.12(a)(i) related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 8.12(a)(i). The Depositor acknowledges that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 8.12(i) related to the timely preparation, execution and filing of Form 10-D is also contingent upon any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities
          Administrator of any necessary Additional Form 10-D Disclosure pursuant to any applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

               (D) Form 10-D requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days." The Depositor hereby instructs the Administrator to check "Yes" for each item, unless the Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D, that the answer to either item should be "no." The Depositor has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports) and it has been subject to such filing requirement for the past 90 days." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such Form 10-D.

          (ii) (A) On or prior to the 90th day after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the "10-K Filing Deadline") (it being understood that the fiscal year for the Trust ends on December 31st of each year), for so long as the Depositor is required to file reports with respect to the Trust under the Exchange Act, commencing in March 2007, the Securities Administrator shall prepare (for execution by the Master Servicer) and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement or the Servicing Agreements, (i) an annual compliance statement for each Servicer and the Master Servicer and any Servicing Function Participant engaged by any such party (together with the Custodian and the Securities Administrator, each a "Reporting Servicer") as described under Section 3.05(b), (ii)(A) the annual reports on assessment of compliance with Servicing Criteria for each Reporting Servicer, as described under Section 3.03, and (B) if any Reporting Servicer's report on assessment of compliance with Servicing Criteria described under Section 3.03 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer's report on assessment of compliance with Servicing Criteria described under Section 3.03 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any assessment of compliance or attestation report described in clause (iii) below that is not required to be filed with such Form 10-K pursuant to Regulation AB; (iii)(A) the registered public accounting firm attestation report for each Reporting Servicer, as described under Section 3.04, and
     (B) if any registered public accounting firm attestation report described under Section 3.04 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 3.05. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall be reported by the parties set forth on Exhibit W to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except to the extent of its obligations set forth in the next paragraph.

               (B) As set forth on Exhibit W hereto, no later than March 10 (with a 5 calendar day cure period, but in no event later than March
          15) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties specified on Exhibit W shall be required to provide to the Securities
          Administrator and to the Depositor, to the extent known, in EDGAR-compatible format, or in such other format as agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with an Additional Disclosure Notification, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit W of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The
          Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this Section 8.12(a)(ii)(B).

               (C) After  preparing the Form 10-K, the Securities  Administrator shall, upon request, forward electronically a copy of the Form 10-K to the Depositor. Within three Business Days after receipt of such copy, but no later than March 25th, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 10-K, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form and the Securities Administrator may proceed with the process for execution and filing of the Form 10-K. A senior officer of the Master Servicer in charge of the master servicing function shall sign the Form 10-K. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in paragraph (d) of this Section 8.12. Promptly (but no later than one Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 8.12(a)(ii) related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 8.12(a)(ii) and Sections 3.03, 3.04 and 3.05. The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 8.12(ii) related to the timely preparation, execution and filing of Form 10-K is also contingent upon any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Additional Form 10-K Disclosure, any annual statement of compliance and any assessment of compliance and attestation pursuant to any applicable agreement. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

               (D) Form 10-K requires the registrant to indicate (by checking "yes" or "no") that it "(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirement for the past 90 days." The Depositor hereby instructs the Securities Administrator to check "Yes" for each item, unless the Depositor shall notify the Securities Administrator in writing, no later than the 15th calendar day of March in any year in which the Trust is subject to the reporting requirements of the Exchange Act, that the answer to either item should be "no." The Depositor has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the Depositor was required to file such reports) and it has been subject to such filing requirement for the past 90 days." The Securities Administrator shall be entitled to rely on such representations in preparing, executing and/or filing any such Form 10-K.

          (iii) (A) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), if directed by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall be reported by the parties set forth on Exhibit X to the Depositor and the Securities Administrator and directed and approved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except to the extent of its obligations set forth in the next paragraph.

               (B) As set forth on Exhibit X hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the close of business New York City time on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties hereto shall be required to provide to the Securities

          Administrator and the Depositor, to the extent known, in EDGAR-compatible format, or in such other format as agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

               (C) After preparing the Form 8-K, the Securities Administrator shall, upon request, forward electronically a copy of the Form 8-K to the Depositor. Promptly, but no later than the close of business on the third Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, or if the Depositor does not request a copy of a Form 8-K, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the process for execution and filing of the Form 8-K. A duly authorized representative of the Master Servicer shall sign each Form 8-K. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in paragraph (d) of this Section 8.12. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 8.12(d)(iii) related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 8.12(D)(iii). The Depositor acknowledges that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 8.12(D)(iii) related to the timely preparation, execution and filing of Form 8-K is also contingent upon any Servicing Function Participant strictly observing deadlines no later than those set forth in this paragraph that are applicable to the parties to this Agreement in the delivery to the Securities Administrator of any necessary Form 8-K Disclosure Information pursuant to the related any applicable agreement. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

     (b) The Depositor acknowledges and agrees that the Securities Administrator may include in any Exchange Act report all relevant information, data, and exhibits as the Securities Administrator may receive in connection with such report irrespective of any provision or Regulation AB that may permit the exclusion of such material. By the way of example, the Securities Administrator may file all assessments of compliance, attestation reports and compliance statements timely received from any Item 1122 Servicing Function Participant irrespective of any applicable minimum pool asset percentage requirement for disclosure related to such Servicing Function Participant.

     (c)  The   Depositor   agrees  to  furnish   promptly  to  the   Securities
Administrator, from time to time upon request, such additional information, data, reports, documents, and financial statements within the Depositor's possession or control as the Securities Administrator reasonably requests as necessary or appropriate to prepare and file the foregoing reports. The Securities Administrator shall make available to the Depositor copies of all Exchange Act reports filed hereunder.

     (d) (i) On or before January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

          (ii) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify electronically the Depositor. In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than, in the case of Form 10-D, for the purpose of restating any Monthly Statement), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will notify electronically the Depositor and such other parties to this Agreement as are affected by this Amendment and such parties will cooperate to prepare any necessary 8-KA, 10-DA or 10-KA. Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized representative or senior officer in charge of master servicing, as applicable, of the Master Servicer. The parties to this Agreement acknowledge that the performance by each of the Master Servicer and the Securities Administrator of its duties under this Section 8.12(d) related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto or any Servicing Function Participant needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct. The Depositor shall be responsible for all costs and expenses of the Securities Administrator related to the preparation and filing of any such amendment. Notwithstanding the foregoing, if any Form 10-D needs to be amended solely to change the information contained in the Monthly Statement, the Securities Administrator shall not be required to notify the Depositor of such amendment.

     (e) Other than the Exchange Act reports specified above, the Securities Administrator shall have no responsibility to file any items or reports with the Commission under the Exchange Act or otherwise; provided, however, the Securities Administrator and Master Servicer will cooperate with the Depositor in connection with any additional filings with respect to the Trust as the Depositor deems necessary under the Exchange Act.

     (f) The Depositor shall pay all costs and expenses of the Securities Administrator related to the preparation and filing of any current report on Form 8-K, any periodic report on Form 10-D (other than the costs and expense of the Securities Administrator associated with the preparation and filing of the Monthly Statement), or any amendment to any Exchange Act report. Except as otherwise provided herein, all expenses incurred by the Securities Administrator in connection with its preparation and filing of Exchange Act reports hereunder shall not be reimbursable from the Trust.

     (g) Any notice required under this Section 8.12 may be given by facsimile or by electronic mail.


                                   ARTICLE IX

                      ADMINISTRATION OF THE MORTGAGE LOANS
                             BY THE MASTER SERVICER

     Section 9.01 Duties of the Master Servicer; Enforcement of each Servicer's Obligations. (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of the obligations of each Servicer under their respective Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause each Servicer to duly and punctually perform its duties and obligations under its respective Servicing Agreement. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer or, if the Master Servicer and the applicable Servicer are the same entity, the
Trustee, has actual knowledge, the Master Servicer or the Trustee, as applicable, shall promptly notify the Securities Administrator and the Trustee, as applicable, and shall specify in such notice the action, if any, the Master Servicer or the Trustee, as applicable, plans to take in respect of such default. So long as an Event of Default shall occur and be continuing, the Master Servicer or the Trustee, as applicable, shall take the actions specified in Article VII.

     If (i) a Servicer reports a delinquency on a monthly report and (ii) such Servicer, by 11 a.m. (New York Time) on the related Remittance Date, neither makes an Advance nor provides the Securities Administrator, the Master Servicer and the Trustee with an Officer's Certificate certifying that such an Advance would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, then the Master Servicer or, if the Master Servicer and such

Servicer are the same entity, the Trustee, shall deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date an Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the related Servicer was required to make an Advance pursuant to the related Servicing Agreement and
(y) amounts deposited in the related Collection Account to be used for Advances with respect to such Mortgage Loan, except to the extent the Master Servicer or the Trustee, as applicable, determines any such Advance to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. Subject to the foregoing and
Section 7.01, the Master Servicer or the Trustee, as applicable, shall continue to make such Advances for so long as the applicable Servicer is required to do so under its respective Servicing Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make an Advance in a stated amount and detailing the reason(s) it deems the Advance to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. Any amounts deposited by the Master Servicer or the Trustee, as applicable, pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans.

     (b) The Master Servicer or the Trustee (as successor master servicer), as applicable, shall pay the costs of monitoring the Servicers (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or (iii) the transfer to and assumption of the servicing by the Master Servicer or the Trustee, as applicable) and shall, to the extent permitted under the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer or the Trustee (as successor master servicer), as applicable, are not paid for by the predecessor or successor servicer (provided such successor servicer is not the Master Servicer or the Trustee (as successor master servicer)), the Master Servicer or the Trustee, as applicable, may be reimbursed therefor by the Trust for all costs incurred by the Master Servicer or the Trustee (as successor master servicer), as applicable, associated with any such transfer of servicing duties from the applicable Servicer to the Master Servicer or the Trustee, as applicable, or any other successor servicer.

     (c) If the Master Servicer or the Trustee (as successor master servicer), as applicable, assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of the applicable Servicer it replaces or for any errors or omissions of such Servicer.

     (d) Neither the Depositor nor the Securities Administrator shall consent to the assignment by any Servicer of such Servicer's rights and obligations under that Servicer's Servicing Agreement without the prior written consent of the Master Servicer and the Trustee, which consent shall not be unreasonably withheld.

     Section 9.02 Provision to the Securities Administrator of Loan-Level Information. Not later than two Business Days preceding each Distribution Date, the Master Servicer shall deliver to Securities Administrator, in a format mutually agreed upon by the Master Servicer and Securities Administrator, "loan level' information with respect to the

Mortgage Loans as of the related Determination date, to the extent that such information has been provided to the Master Servicer by the Servicers.

     Section 9.03 [Reserved].

     Section 9.04 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

     Section 9.05 Representations and Warranties of the Master Servicer. (a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

          (i) it is a New York corporation, duly organized existing and in good standing under the laws of the State of New York, with corporate power and authority to conduct its business as presently conducted by it, and to enter into, execute and deliver and to perform its obligations as Master Servicer under this Agreement;

          (ii) the  execution  and  delivery  of this  Agreement  by the  Master
     Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

          (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

          (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

          (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

          (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

          (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

          (viii) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

     (b) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, the Securities Administrator, the Trustee and the Trust and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.05(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section
9.05 to indemnify the Depositor, Securities Administrator, the Trustee and the Trust constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, any termination of this Agreement and resignation or removal of the Trustee.

     Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.05 shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, the Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

     Section 9.06 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

     (a) any failure by the Master Servicer to make any P&I Advance required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

     (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this

Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and Trustee by the holders of Certificates evidencing at least 25.00% of the Voting Rights;

     (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

     (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

     (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

     (f) Except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Securities Administrator and the Depositor;

     (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days);

     (h) After receipt of notice from the Securities Administrator, any failure of the Master Servicer to remit to the Securities Administrator any payment required to be made to the Securities Administrator for the benefit of Certificateholders under the terms of this Agreement, including any Advance, on any Master Servicer Remittance Date which such failure continues unremedied for a period of one Business Day after the date upon which notice o f such failure shall have been given to the Master Servicer by the Securities Administrator; or

     (i) failure of the Master Servicer to timely provide the Depositor with the assessment, attestation and annual statement of compliance required by Item 1122 of Regulation AB in accordance with Sections 3.03, 3.04 and 3.05.

     In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity or to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and upon the request of the Holders of Certificates representing at least 51.00% of the Voting Rights shall, terminate with cause all the rights and obligations of the Master Servicer under this Agreement.

     Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Master Servicing Account or are thereafter received with respect to the Mortgage Loans.

     Section 9.07 Waiver of Default. By a written notice, the Trustee may at the direction of Holders of Certificates evidencing at least 51.00% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     Section 9.08 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Depositor shall use its reasonable good faith efforts to appoint a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Depositor may make such arrangements for the compensation of such successor as it and such successor shall agree; provided, however, that in no event shall the master servicing fee paid to such successor master servicer be in excess of the prevailing market rate at the time that the successor master servicer is appointed. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.05(a) hereof and the remedies available to the Trustee under Section 9.05(b) hereof, it being understood and agreed that the provisions of Section 9.05 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Agreement; or

(ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

     If no successor master servicer has accepted its appointment within 90 days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor master servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. Notwithstanding anything herein to the contrary, the Trustee in its role as successor master servicer shall have no obligation to monitor or supervise any Servicer, shall only have the obligation to make Advances if it terminates the Servicer pursuant to an Event of Default (in its role as successor master servicer), and shall make such Advances only pursuant to
Section 7.01. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer.

     Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer, the Depositor and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.05 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption of such obligations, duties and responsibilities.

     Upon a successor's acceptance of appointment as such, the successor master servicer shall notify by mail the Trustee, the Securities Administrator and the Depositor of its appointment.

     Section 9.09 [Reserved].

     Section 9.10 Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and Freddie Mac (provided further that a successor master servicer that satisfies subclause (i) through an

Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and Freddie Mac guidelines) and (ii) have a net worth of not less than $25,000,000.

     Section 9.11 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

     If at any  time,  CitiMortgage,  as Master  Servicer,  resigns  under  this
Section 9.11, or is removed as Master Servicer pursuant to Section 9.06, then at such time Citibank shall also resign (and shall be entitled to resign) as Securities Administrator under this Agreement.

     Section 9.12 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld, denied, or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

     Section 9.13 Limitation on Liability of the Master Servicer. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account in accordance with the provisions of Section 9.14.

     The Master Servicer shall not be liable under this Agreement for any acts or omissions of the Servicers except to the extent that damages or expenses are incurred as a result of such acts or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the performance of the obligations of the Servicers as required under this Agreement.

     Section 9.14 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify and hold harmless the Trustee as successor master servicer from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses (including, but not limited to, reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under such agreement.

     The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses (including, but not limited to, reasonable attorneys' fees) that the Master Servicer may incur or sustain in connection with, arising out of or related to this Agreement or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in this Agreement, (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under this Agreement or (iii) failure to provide the assessment, attestation and annual statement of compliance in accordance with Sections 3.03, 3.04 and 3.05; provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

                                    ARTICLE X

                     CONCERNING THE SECURITIES ADMINISTRATOR

     Section  10.01  Duties  of   Securities   Administrator.   The   Securities
Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

     The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non-conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

     No provision of this Agreement shall be construed to relieve the Securities Administrator of liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) the duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this
     Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Securities Administrator shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination not subject to appeal, that the Securities Administrator was negligent in ascertaining the pertinent facts;

          (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25.00% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

          (iv) the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

     Section 10.02 Certain Matters Affecting the Securities Administrator. Except as otherwise provided in Section 10.01:

          (i) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

          (ii) the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (iii) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than
     25.00% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from the obligation of the Securities Administrator to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Securities Administrator shall have no liability for disclosure required by this Agreement;

          (v) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

          (vi) the Securities Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Trustee under this Agreement;

          (vii) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

          (viii) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that in the event of a breach or default by the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement, the Securities Administrator shall pursue all legal remedies available against the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement in consultation with the Depositor; provided, further, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee, the Securities Administrator and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account.

          (ix) the Securities Administrator shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Securities Administrator shall have received written notice or obtained actual knowledge thereof. In the absence of receipt of such notice or actual knowledge, the Securities Administrator may conclusively assume that there is no default or Event of Default;

          (x) the right of the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Securities Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (xi) the Securities Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

          (xii) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians, and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care.

     The Securities Administrator shall have no duty (A) to undertake or ensure any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to procure or maintain any insurance or (C) to pay or discharge any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

     Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to the validity or sufficiency of this Agreement, the Yield Maintenance Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Securities Administrator's execution and authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor, the Trustee, the Master Servicer, the Yield Maintenance Agreement Provider of any funds paid to the Depositor, the Trustee, any Servicer, the Yield Maintenance Agreement Provider or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from any Collection Account or any other fund or account with respect to the Certificates by the Depositor, the Trustee, any Servicer, the Yield Maintenance Agreement Provider or the Master Servicer.

     The Securities Administrator executes and authenticates the Certificates not in its individual capacity but solely as Securities Administrator of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Securities Administrator on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Securities Administrator but is made and intended for the purpose of binding only the Trust Fund.

     Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

     Section 10.05 Securities Administrator's Fees and Expenses. The Securities Administrator shall be entitled to the investment income and/or earnings on and/or use of funds of the amounts in the Distribution Account during the Securities Administrator Float Period. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including but not limited to reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or (iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders to the extent of indemnity provided by the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G 1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and
(C) printing and engraving expenses in connection with preparing any Definitive Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

     The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

     Section 10.06 Eligibility Requirements for Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

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


     Any successor securities administrator (i) may not be a Mortgage Loan Seller, the Master Servicer, a Servicer, the Depositor or an affiliate of the Depositor unless such successor securities administrator's functions are operated through an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency and if rated by Fitch, or the equivalent rating by Standard & Poor's or Moody's. If no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to Section 10.07, then the Trustee may (but shall not be obligated to) become the successor securities administrator. The Depositor shall appoint a successor to the Securities Administrator in accordance with Section
10.07. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

     Section 10.07 Resignation and Removal of Securities Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor securities administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06. If no successor securities administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor securities administrator.

     If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different securities administrator, then the Depositor may remove the Securities Administrator and appoint a successor securities administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor securities administrator.

     The Holders of Certificates entitled to at least 51.00% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor securities administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to the Yield Maintenance Agreement Provider and each Rating Agency by the successor securities administrator.

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


     Any resignation or removal of the Securities Administrator and appointment of a successor securities administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance by the successor securities administrator of appointment as provided in Section 10.08 hereof.

     If at any time, Citibank, as Securities  Administrator,  resigns under this
Section  10.07,  or is  removed as  Securities  Administrator  pursuant  to this
Section 10.07, then at such time CitiMortgage shall also resign (and shall be entitled to resign) as Master Servicer under this Agreement.

     Section 10.08 Successor Securities Administrator. Any successor securities administrator (which may be the Trustee) appointed as provided in Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective and such successor securities administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator herein. The Depositor, the Trustee, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor securities administrator all such rights, powers, duties, and obligations.

     No successor securities administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor securities administrator shall be eligible under the provisions of Section 10.06 hereof and its appointment shall not adversely affect then current rating of the Certificates, as confirmed in writing by each Rating Agency.

     Upon acceptance by a successor securities administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates and the Yield Maintenance Agreement Provider. If the Depositor fails to mail such notice within 10 days after acceptance by the successor securities administrator of appointment, the successor securities administrator shall cause such notice to be mailed at the expense of the Depositor.

     Section 10.09 Merger or Consolidation of Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section
10.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however, that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Yield Maintenance Agreement Provider and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.


                                   ARTICLE XI

                                REMIC PROVISIONS

     Section 11.01 REMIC Administration.

     (a) The Securities Administrator shall make an election to treat certain segregated assets comprising the Trust Fund, as defined herein, as three REMICs under the Code and, if necessary, under applicable state law. The assets of each REMIC are set forth in this Agreement. Such election shall be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC elections in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in each REMIC shall be set forth in Section 11.03. The Securities Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

     (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     (c) The Holder of the largest Percentage Interest of the Class R Certificates shall act as tax matters person for each REMIC created hereunder, within the meaning of Treasure Regulations Section 1.860F 4(d), and the Securities Administrator is hereby designated as agent of such Certificateholder for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the tax matters person in accordance with the REMIC Provisions). The Securities Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the Securities Administrator shall be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.02(a) unless such legal expenses and costs are incurred by reason of the Securities Administrator's willful misfeasance, bad faith or gross negligence.

     (d) The Securities Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Securities Administrator without any right of reimbursement therefor. The Master Servicer shall promptly provide the Securities Administrator with such information as the Securities Administrator may from time to time request for the purpose of enabling the Securities Administrator to prepare Tax Returns.

     (e) The Securities Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

     (f) The Master Servicer and the Securities Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the Securities Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the Securities Administrator, to the extent reasonably requested by the Master Servicer and the Securities Administrator to do so). None of the Master Servicer, the Securities Administrator or the Trustee shall (i) permit the creation of any interests in any REMIC other than the regular and residual interests set forth in the Preliminary Statement, (ii) receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement or the related Mortgage Loan documents) or (iii) otherwise knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC or the Trust Fund (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code, or the tax on "net income from foreclosure property") unless the Securities Administrator receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Securities Administrator determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Securities Administrator) to the effect that the contemplated action will not, with respect to the

Trust Fund or any REMIC created hereunder, endanger such status or result in the imposition of such a tax an "Adverse REMIC Event"). The Master Servicer or the Securities Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the Securities Administrator. At all times as may be required by the Code, the Master Servicer shall to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be paid by (i) the Master Servicer, the Trustee, or the Securities Administrator, as applicable, if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable, in the performance of any of its obligations under this Agreement, (ii) the Sponsor, if such tax arises out of or results from the Sponsor's obligation to repurchase a Mortgage Loan pursuant to Section 2.03(d), or (iii) in all other cases, or if the Master Servicer, the Trustee or the Securities Administrator fails to honor its obligations under the preceding clause (i) or (ii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.02(a)..

     (h) The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (i) Following the Startup Day, none of the Master Servicer, The Securities Administrator or the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 11.01(f)) the Master Servicer, the Securities Administrator and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (j) None of the Master Servicer, the Securities Administrator or the Trustee shall (subject to Section 11.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a) (3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (k) Solely for the purposes of Section 1.860G-1(a)(4) (iii) of the Treasury Regulations, the "latest possible maturity date" for each REMIC 1, REMIC 2 and REMIC 3

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


Regular Interest shall be its latest possible maturity date as set forth or described in the Preliminary Statement.

     (l) Within 30 days after the Closing Date, the Securities Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

     (m) None of the Trustee, the Securities Administrator or the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of the applicable REMIC pursuant to Article XII of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the applicable Collection Account or the Distribution Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     (n) The Securities Administrator shall apply for an employer identification number from the Internal Revenue Service on a Form SS-4 or any other acceptable method for all tax entities.

     Section 11.02 [Reserved]

     Section 11.03 Designation of REMIC(s).

     The Securities Administrator shall make an election to treat the entire segregated pool of assets described in the definition of REMIC 1, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC 1 "), shall make an election to treat the pool of assets comprised of the uncertificated REMIC 1 Regular Interests as a REMIC ("REMIC 2 ") for federal income tax purposes and shall make an election to treat the pool of assets comprised of the uncertificated REMIC 2 Regular Interests as a REMIC ("REMIC 3 ") for federal income tax purposes.

     The REMIC 1 Regular Interests will be "regular interests" in REMIC 1 and the Class R-I Certificates will be the sole class of "residual interests" in REMIC 1 for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

     The REMIC 2 Regular Interests will be "regular interests" in REMIC 2, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

     The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class P, Class I-IO, Class I-PO, Class II-A-1, Class II-IO, Class II-PO, Class B-1, Class B-2, Class B-3 Class B-4, Class B-5 and Class B-5 Certificates, will be "regular interests" in REMIC 3, and the Class R-III Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

     Section 11.04 Distributions on Uncertificated REMIC 1 Regular Interests, REMIC 2 Regular Interests, and REMIC 3 Regular Interests. (a) On each Distribution Date, the Trustee, on behalf of REMIC 1, shall be deemed to distribute to REMIC 2 in respect of the REMIC 1 Regular Interests, the following amounts in the following order of priority to the extent of the Available Funds reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

          (i) Uncertificated Interest on the REMIC 1 Regular Interests for such Distribution Date, plus any Uncertificated Interest thereon remaining unpaid from any previous Distribution Date; and

          (ii) Distributions of principal shall be deemed to be made to the REMIC 1 Regular Interests, in each case from the related Subgroup, first, to each REMIC 1 Regular Interest ending with the designation "A," so that the Uncertificated Balance of each such REMIC 1 Regular Interest is equal to 0.01% of the excess of (x) the aggregate Stated Principal Balance of the Mortgage Loans in the related Subgroup (other than the Discount Fraction of the Stated Principal Balance of any such Mortgage Loan) over (y) the Class Certificate Balance of the Senior Certificates (other than the Class PO Certificates) in such Subgroup (except that if any such excess is a larger number than on the preceding Distribution Date, the least amount of principal shall be distributed to such REMIC 1 Regular Interests such that the REMIC 1 Subordinated Balance Ratio is maintained as close as possible to the related Subordinate Percentages for each Subgroup); and second, any remaining principal in each Subgroup to the related REMIC 1 Regular Interest ending with the designation ZZZ (provided that a portion of the remaining principal equal to the Class PO Certificate Principal Distribution Amount attributable to the Discount Mortgage Loans will be distributed to REMIC 1 Regular Interest PO).

     (b) The amount described in Section 11.04(a)(ii) shall be deemed distributed by REMIC 1 to REMIC 2 in respect of the REMIC 1 Regular Interests held by the Trustee, on behalf of REMIC 2 (other than the Class R-1 Certificates), until the Uncertificated Balance of each such interest is reduced to zero.

     (c) On each Distribution Date, the Trustee, on behalf of REMIC 2, shall be deemed to distribute to REMIC 3 in respect of the REMIC 2 Regular Interests, the following amounts in the following order of priority to the extent of the amounts deemed distributed to REMIC 2 pursuant to Section 11.04(a) hereof on such Distribution Date reduced by distributions made to the Class R-II Certificates pursuant to Section 4.02(a):

          (i) Uncertificated Interest on the REMIC 2 Regular Interests for such Distribution Date, plus any Uncertificated Interest thereon remaining unpaid from any previous Distribution Date; and

          (ii) In accordance with the priority set forth in Section 11.04(d), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I and Class R-II Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(a)-(j).

     (d) The amount described in Section 11.04(c)(ii) shall be deemed distributed by REMIC 2 to REMIC 3 in respect of the REMIC 2 Regular Interests held by the Trustee, on behalf of REMIC 3, in accordance with the respective priority assigned to each Related Class of Certificates or Related Classes of Certificates (other than the Class R-I and Class R-II Certificates), under
Section 4.02(a)-(j), until the Uncertificated Balance of each such interest is reduced to zero.

     (e) The Uncertificated Interest amounts described in Section 11.04(a)(i) shall be deemed distributed by REMIC 1 ratably to each REMIC 2 Regular Interest in accordance with its entitlement to interest and the applicable REMIC 1 Remittance Rate.

     (f) The Uncertificated Interest amounts described in Section 11.04(c)(i) shall be deemed distributed by REMIC 2 to REMIC 3 in accordance with the priority assigned to Related Classes of Certificates for the REMIC 2 Regular Interests under Section 4.02(a).

     (g) In determining from time to time the amounts distributable on the REMIC 1 Regular Interests, Realized Losses from each Subgroup shall be applied after all distributions have been made on each Distribution Date, first, to the related REMIC 1 Regular Interest ending with the designation "A," so that the Uncertificated Balance of each such REMIC 1 Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Subgroup (other than the Discount Fraction of the Stated Principal Balance of any such Mortgage Loan) over (y) the Class Certificate Balance of the Senior Certificates in the related Subgroup (other than the Class PO Certificates) (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC 1 Regular Interests such that the REMIC 1 Subordinated Balance Ratio is maintained as close as possible to the related Subordinate Percentages for each Subgroup); and second, any remaining Realized Losses from each Subgroup shall be allocated to the related REMIC 1 Regular Interests ending with the designation ZZZ (except that if a Realized Loss is recognized with respect to a Discount Mortgage Loan, the applicable portion of such Realized Loss will be allocated to REMIC 1 Regular Interest PO). In determining from time to time the amounts distributable on the REMIC 2 Regular Interests, Realized Losses allocated to the REMIC 3 Regular Interests shall be deemed allocated to the REMIC 2 Regular Interests in accordance with the priority assigned to each Related Class of Certificates (other than in the case of the REMIC 2 Regular Interests, the Class R-II Certificates) respectively under Section 4.04.

     (h) On each Distribution Date, the Trustee, on behalf of REMIC 3, shall be deemed to distribute the amounts deemed received by 3 REMIC 3 in respect of the REMIC 2

Regular Interests held by the Trustee, on behalf of REMIC 3, pursuant to Section 11.04(c) on such Distribution Date, in the priority set forth in Sections 4.02(a), - (j) to the Holders of each Class of REMIC 3 Certificates, the amounts distributable thereon on such Distribution Date.

     (i) Notwithstanding the deemed distributions on the Uncertificated REMIC 1 Regular Interests and the Uncertificated REMIC 2 Regular Interests described in this Section 11.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

     Section 11.05. Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Securities Administrator, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Securities Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Securities Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Securities Administrator shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.


                                   ARTICLE XII

                                   TERMINATION

     Section 12.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 12.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Securities Administrator and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the exercise of an Option to Purchase, on or after the Optional Termination Date, in the aggregate of all Mortgage Loans (and REO Properties) at the price (the "Termination Price") equal to the sum of (i) 100.00% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Rate, (ii) the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of that Trust Fund and
(y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate, (iii) all unreimbursed P&I Advances, Servicing Advances and indemnification payments payable to the applicable Servicer and
(iv) any unreimbursed indemnification payments payable to the Trustee, the Securities Administrator, the Master Servicer or the Depositor under this Agreement and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

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


     Section 12.02 Final Distribution on the Certificates. If on any Remittance Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in any Collection Account, the Master Servicer shall direct the Securities Administrator promptly to send a Notice of Final Distribution to each Certificateholder and the Yield Maintenance Agreement Provider. If the Master Servicer (upon instruction from the Depositor or voluntarily) elects to exercise their option to purchase the Mortgage Loans pursuant to clause (a) of Section 12.01, at least 20 days prior to the date the Notice of Final Distribution is to be mailed to the affected Certificateholders, the Master Servicer shall notify the Depositor, the Yield Maintenance Agreement Provider and the Securities Administrator of (a) the date on which the Master Servicer intends to exercise such purchase option and (b) the Termination Price.

     A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not earlier than the 10th day and not later than the 15th day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

     Upon the final deposit with respect to the Trust Fund and the receipt by the Custodian of a Request for Release therefor, the Custodian shall promptly release to each Servicer the applicable Custodial Files for the Mortgage Loans serviced by such Servicer.

     Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due to the Servicers under the Servicing Agreements, the Master Servicer, the Securities Administrator, the Depositor and the Trustee), in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, up to an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus for each such Class accrued interest thereon in the case of an interest-bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.02 and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

     In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the Notice of Final Distribution, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after such second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

     Section 12.03 Additional Termination Requirements. In the event an Option to Purchase is exercised with respect to the Mortgage Loans as provided in
Section 12.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the party upon whose instruction causes the exercise of an Option to Purchase, to the effect that the failure to comply with the requirements of this Section 12.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any REMIC formed hereby as defined in Section 860F of the Code or (ii) cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificates are outstanding:

     (a) The Securities Administrator on behalf of the Trustee shall sell all of the assets of the Trust Fund to the party exercising the Option to Purchase, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each REMIC formed hereby; and

     (b) The Securities Administrator shall attach a statement to the final federal income tax return for each REMIC formed hereby stating that pursuant to Treasury Regulations Section 1.860F-1, the first day of the 90-day liquidation period for each such REMIC was the date on which the Securities Administrator on behalf of the Trustee sold the assets of the Trust Fund to the Master Servicer.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     Section 13.01 Amendment. (a) This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Master Servicer, the Servicers, the Securities Administrator or the Trustee, (iv) to add any other provisions with respect to matters or questions arising hereunder,
(v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement, (vi) to comply with the requirements of the Internal Revenue Code or (vii) to conform this Agreement to the Offering Documents provided to investors in connection with the offering of the Certificates; provided, that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, further, that any such action pursuant to clause (iv) or (v) above shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Master Servicer and the Securities Administrator also may at any time and from time to time amend this Agreement, but without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each REMIC created hereunder under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC created hereunder pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee and the Master Servicer have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable,
(i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

     This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, but with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66(2)/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66(2)/3% or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

     Notwithstanding any contrary provision of this Agreement, the Trustee and the Master Servicer shall not consent to any amendment to this Agreement unless
(i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee, the Master Servicer or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC created hereunder or the Certificateholders or cause any such REMIC to fail to qualify as a REMIC or the grantor trust to fail to qualify as a grantor trust at any time that any Certificates are outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee and the Master Servicer) of such amendment, stating the provisions of the Agreement to be amended.

     Notwithstanding the foregoing provisions of this Section 13.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee, any Certificate beneficially owned by the Depositor shall be deemed not to be outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 13.01 have been obtained.

     Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

     It shall not be necessary for the consent of Certificateholders  under this
Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Nothing in this Agreement shall require the Trustee, the Master Servicer or the Securities Administrator to enter into an amendment without receiving an Opinion of Counsel (which opinion shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator or the Trust Fund), satisfactory to the Trustee, the Master Servicer and the Securities Administrator, as applicable, that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 13.01.

                  (b) No party hereto shall agree to amend any Servicing Agreement unless the party requesting such amendment, at such party's expense, has delivered to the Trustee, the Securities Administrator and the Master Servicer an Opinion of Counsel that such amendment (i) is permitted under the terms of the applicable Servicing Agreement and (ii) will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans.

     Section 13.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Securities Administrator at the direction and expense of the Depositor, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 13.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND

REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 13.04 Intention of Parties. (a) It is intended that the conveyance of the Depositor's right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest to secure repayment of an obligation in an amount equal to the aggregate Class Certificate Balances of the Certificates in all of the Depositor's right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund Yield Maintenance Agreement and the Yield Maintenance Reserve Account and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed by the Securities Administrator as herein provided.

     (b) The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and shall be maintained as such throughout the term of this Agreement. The Depositor shall, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee. Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by
(1) any change of name of the Sponsor, the Depositor or the Trustee, (2) any change of location of the jurisdiction of organization of the Sponsor or the Depositor, (3) any transfer of any interest of the Sponsor or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws. Neither the Sponsor nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the
Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee. Before effecting such change, the Sponsor or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and intermediate transferees, including the Trustee, in the Mortgage Loans. In connection with the transactions contemplated by this Agreement, each of the Sponsor and the Depositor authorizes its immediate or intermediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

     Section 13.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which a Responsible Officer of the Securities Administrator has actual knowledge:

                    1. Any amendment to this Agreement;

                    2. The  occurrence of any Event of Default that has not been cured;

                    3. The resignation or termination of a Servicer,  the Master
               Servicer, the Securities Administrator or the Trustee and the appointment of any successor;

                    4. The repurchase or substitution of Mortgage Loans pursuant to Section 2.03 or pursuant to a Transfer Agreement;

                    5. The final payment to Certificateholders; and

               An Early Termination Event with respect to the Yield Maintenance Agreement.

     (b) In addition, the Securities Administrator shall promptly make available on its internet website to each Rating Agency copies of the following:

                    1. Each report to  Certificateholders  described  in Section
               4.03; and

                    2. Any notice of a purchase of a Mortgage  Loan  pursuant to
               Section 2.03.

     (c) All directions, demands, consents and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to:

          (i)  in  the  case  of  the   Depositor,   HSI  Asset   Securitization
     Corporation,  452 Fifth  Avenue,  10th  Floor,  New York,  New York  10018,
     Attention: Head MBS Principal Finance, or such other address as may be hereafter furnished to the other parties by the Depositor in writing;

          (ii) in the case of the Master Servicer, CitiMortgage, Inc., 4000 Regent Boulevard, Irving, TX 75063, Attention: Master Servicing Division, Compliance Manager - HALO 2006-2, or such other address as may be hereafter furnished to the to the other parties by CitiMortgage, Inc. in writing;

          (iii) in the case of the Securities Administrator, 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Structured Finance Agency and Trust,

     HALO 2006-2, or such other address as may be hereafter furnished to the other parties by Citibank, N.A. in writing;

          (iv) in the case of the Trustee, the Corporate Trust Office (Attention: Corporate Trust Services - HB06L2), or such other address as may be hereafter furnished to the to the other parties by the Trustee in writing; and

          (v) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency.

     Section 13.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 13.07 [Reserved.]

     Section 13.08 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25.00% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or  themselves  of any  provisions  of this  Agreement  to  affect,  disturb  or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 13.09 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Securities Administrator pursuant to this Agreement, are and shall be deemed fully paid.

     Section 13.10 Rule of Construction. Article and section headings are for the convenience of the reader and shall not be considered in interpreting this Agreement or the intent of the parties hereto.

     Section 13.11 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE
LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the parties below have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                          HSI ASSET SECURITIZATION
                                          CORPORATION, as Depositor



                                          By:___________________________________
                                             Name: Andrea Lenox
                                             Title: Vice President

                                          DEUTSCHE BANK NATIONAL TRUST
                                            COMPANY, solely as Trustee and
                                            not in its individual capacity

                                          By:___________________________________
                                             Name:
                                             Title:

                                          By:___________________________________
                                             Name:
                                             Title:


                                          CITIMORTGAGE, INC., as Master Servicer

                                          By:___________________________________
                                             Name:
                                             Title:

                                          CITIBANK,    N.A.,     as   Securities
                                          Administrator

                                          By:___________________________________
                                             Name:
                                             Title:

                                          WELLS FARGO BANK, N.A., as Custodian

                                          By:___________________________________
                                             Name:
                                             Title:

                                          ACKNOWLEDGED  BY HSBC  BANK  USA,
                                          NATIONAL ASSOCIATION,  as Sponsor,
                                          solely  for the  purposes of Section
                                          2.03(k).

                                          By:___________________________________
                                             Name:  Jon E. Voigtman
                                             Title:  Managing Director #14311

                                   SCHEDULE I

                             Mortgage Loan Schedule

[To be retained in a separate closing binder entitled "[___] 2006-[__] Mortgage Loan Schedules" at the Chicago, Illinois offices of Mayer, Brown, Rowe & Maw LLP]

                                  SCHEDULE I-1

                                    EXHIBIT A

          FORM OF CLASS [ ]-A-[ ] AND CLASS B-1, CLASS B-2, CLASS B-3

                   CLASS [ ]-IO AND CLASS [ ]-PO CERTIFICATES

[THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [AND THE CLASS B-1] [AND CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN). Include for the Class B-Certificates, as necessary]]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE
INTERNAL  REVENUE  CODE OF 1986,  AS AMENDED  (THE  "CODE"),  AND CERTAIN  OTHER
ASSETS.

                                  EXHIBIT A-1

            Certificate No:                               1

             Cut-off Date:                         December 1, 2006

       First Distribution Date:                    January 25, 2007

 Initial Class Certificate Balance of                $[          ]
           this Certificate
           ("Denomination"):                   [Exclude for Class [ ] -
                                            IO Certificates, Class [ ]-A-
                                              [ ] Certificates


  [Initial Class Certificate Balances of       [Exclude for Class [ ] -
   all Certificates of this Class:]         IO Certificates, Class [ ]-A-
                                                  [ ] Certificates






     [* Notional Amount]                      [Include for Class [ ]-IO,
                                            Class [ ]-A-[ ] Certificates]



      [Interest Rate:]                 [Exclude for Class [ ] - PO Certificates]






         CUSIP:

                                  EXHIBIT A-1

                      HSI ASSET SECURITIZATION CORPORATION

                   HSI Asset Loan Obligation Trust, 2006-[__]
             Mortgage Pass-Through Certificates, Series 2006- [___]
          Class[[ ]-A-[ ]][B-1] [B-2] [Class B-3] [[ ] - IO]][[ ] - PO]

             evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

       [Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. Remove for the Class IO Certificates and the Inverse Floater Certificates] This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

       This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate [Notional Balance] by the aggregate of the denominations of all Certificates [Class Notional Balance] of the Class to which this Certificate belongs) in certain monthly distributions of [principal] [and] [interest]
pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), CitiMortgage, Inc. as master servicer (the "Master Servicer"), Citibank N.A., as securities administrator (the "Securities Administrator") Wells Fargo Bank, N.A., as custodian (the "Custodian"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

       Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                 *     *     *

                                  EXHIBIT A-4

       IN  WITNESS  WHEREOF,  the  Securities   Administrator  has  caused  this
Certificate to be duly executed.

Dated:

                              CITIBANK, N.A.,
                              not in its individual capacity, but solely as Securities Administrator
                              By:_______________________________________________


Authenticated:



By:____________________________________________
   Authorized Signatory of
   CITIBANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                                  EXHIBIT A-5

                      HSI ASSET SECURITIZATION CORPORATION

                    HSI Asset Loan Obligation Trust 2006-[__]
                       Mortgage Pass-Through Certificates

       This Certificate is one of a duly authorized issue of Certificates designated as HSI Asset Loan Obligation Trust 2006-[__] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

       The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Trustee nor the Securities Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

       This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

       Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. [Include for Class [ ] - IO Certificates and Inverse Floater Certificates: The Notional Amount of the Class [ ] - IO] [Class I-A-[ ]] Certificates as of any date of determination is equal to [the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the applicable Subgroup represented by such Class [ ] - IO Certificates] [the Class Certificate Balance of the Class I-A-[ ] Certificates]. The Class [[ ] - IO] [I-A- [ ]] Certificates have no Class Certificate Balance.]

       Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

       The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the parties to the Agreement with the

                                  EXHIBIT A-6
       consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

       As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

       The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

       No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Depositor, the Securities Administrator nor any such agent shall be affected by any notice to the contrary.

       The Master Servicer, upon the instruction of the Depositor or at its own discretion, shall purchase the Mortgage Loans and therefore cause the termination of the Trust on any Optional Termination Date, which is any Distribution Date in which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

       The  obligations   and  responsibilities  created  by the Agreement  will
terminate as provided in Section 12.01 of the Agreement.

       Any term used  herein  that is  defined in the  Agreement  shall have the
meaning  assigned  in  the  Agreement,   and  nothing  herein  shall  be  deemed
inconsistent with that meaning.

                                  EXHIBIT A-7

                                   ASSIGNMENT

FOR  VALUE RECEIVED, the  undersigned hereby  sell(s), assign(s) and transfer(s)
unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

       I (We)  further  direct  the  Securities  Administrator  to  issue  a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

             The   assignee   should  include   the  following for  purposes  of
             distribution:

       Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number __________, or, if mailed by check, to _________________________.
Applicable statements should be mailed to _____________________________________,
________________________________________________________________________________


       This information is provided by ________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                  EXHIBIT A-8

                                  EXHIBIT B

                   FORM OF CLASS B-[4] [-5] [-6] CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, CLASS B-1, CLASS B-2 CERTIFICATES, [AND] CLASS B-3 CERTIFICATES, [AND CLASS B-4 CERTIFICATES,] [AND CLASS B-5 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST HEREIN) MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER WITH EITHER (A) A CERTIFICATION PURSUANT TO SECTION 5.02(d) OF THE AGREEMENT OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE DEPOSITOR AND THE MASTER SERVICER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF
1986, AS AMENDED (THE "CODE") (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) AND WILL NOT SUBJECT THE TRUSTEE, THE COMPANY OR THE MASTER SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS AND LIABILITIES UNDER
ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE DEPOSITOR OR THE MASTER SERVICER.

                                  EXHIBIT B-1

      Certificate No. [____]          [____]% Pass-Through Rate

    Class [B-___] Subordinate


      Date of Pooling and               Principal Balance of the Class B-___
      Servicing Agreement              Certificates as of the Cut-off Date:
        and Cut-off Date:                      $________
        December 1, 2006


    First Distribution Date:          Initial Class Certificate Balance of this
       January 25, 2007                            Certificate:
                                                $[______________]



       Master Servicer:
      CitiMortgage, Inc.


Assumed Final Distribution Date:                      CUSIP
     [__________________]                       [______________]

                                  EXHIBIT B-2

                      HSI ASSET SECURITIZATION CORPORATION

                   HSI Asset Loan Obligation Trust, 2006-[__]
             Mortgage Pass-Through Certificates, Series 2006- [___]
                                  Class B[-__]

             evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

       Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Class Certificate Balance at any time may be less than the Class Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

       This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Class Certificate Balance of this Certificate by the aggregate Initial Class Certificate Balance of all Class B-___ Certificates, both as specified above) in certain monthly distributions of principal and interest pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), CitiMortgage, Inc., as master servicer (in such capacity, the "Master Servicer"), Citibank N.A., as securities administrator (the "Securities Administrator"), Wells Fargo Bank, N.A. as custodian (the "Custodian"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

       No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefore) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by Section 5.02(b) of the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

       As described above, no transfer of this Certificate (or any interest herein) shall be made unless the transferee provides the Trustee, the Depositor and the Master Servicer with either (a) a certification pursuant to Section 5.02(b) of the Agreement stating that either (i) the transferee is

                                  EXHIBIT B-3
not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including, without limitation, an investment manager, a named fiduciary or a trustee of any Plan) who is using "plan assets," within the meaning of the U.S. Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition or (ii) the transferee is an insurance company, the source of funds used to purchase or hold such Certificate (or any interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied, or (b) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase and holding of this Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

       Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                 *     *     *

                                  EXHIBIT B-4

       IN  WITNESS  WHEREOF,  the  Securities  Administrator   has  caused  this
Certificate to be duly executed.

Dated:

                              CITIBANK, N.A.,
                              not in its individual capacity, but solely as Securities Administrator
                              By:_______________________________________________



Authenticated:



By:____________________________________________
   Authorized Signatory of
   CITIBANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                                  EXHIBIT B-5

                      HSI ASSET SECURITIZATION CORPORATION

                    HSI Asset Loan Obligation Trust 2006-[__]
                       Mortgage Pass-Through Certificates

       This Certificate is one of a duly authorized issue of Certificates designated as HSI Asset Loan Obligation Trust 2006-[__] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

       The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Trustee nor the Securities Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

       This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

       Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class B-
[ ] Certificates on such Distribution Date pursuant to the Agreement.

       Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution. The Initial Class Certificate Balance of this Certificate is set forth above. The Class Certificate Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

       The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this

                                  EXHIBIT B-6

Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

       As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

       The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

       No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Depositor, the Securities Administrator nor any such agent shall be affected by any notice to the contrary.

       The Master Servicer, upon the instruction of the Depositor or at its own discretion, shall purchase the Mortgage Loans and therefore cause the termination of the Trust on any Optional Termination Date, which is any Distribution Date in which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

       The obligations and responsibilities created by the Agreement will terminate as provided in Section 12.01 of the Agreement.

       Any term used  herein  that is  defined in the  Agreement  shall have the
meaning  assigned  in  the  Agreement,   and  nothing  herein  shall  be  deemed
inconsistent with that meaning.

                                  EXHIBIT B-7

                                   ASSIGNMENT

FOR  VALUE  RECEIVED, the undersigned hereby  sell(s), assign(s) and transfer(s)
unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

       I (We)  further  direct  the  Securities  Administrator  to  issue  a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

             The  assignee   should   include  the   following  for  purposes of
             distribution:

       Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number __________, or, if mailed by check, to__________________________.
Applicable statements should be mailed to______________________________________,
________________________________________________________________________________

       This information is provided by ________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                  EXHIBIT B-8

                                   EXHIBIT C

                        FORM OF CLASS R-[ ] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (I) TO A PERSON OTHER THAN A PERMITTED TRANSFEREE IN COMPLIANCE WITH SECTION 5.02I OF THE AGREEMENT OR (II) UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.


             Certificate No.                :                         R-[ ]

              Cut-off Date                  :                   December 1, 2006

        First Distribution Date             :                   January 25, 2007

Percentage Interest of this Certificate     :                        100.00%

              Interest Rate                 :                         None


                  CUSIP                     :

                   ISN                      :

                                  EXHIBIT C-1

                     HSI ASSET SECURITIZATION CORPORATION

                   HSI Asset Loan Obligation Trust 2006-[__]
             Mortgage Pass-Through Certificates, Series 2006-[__]

                                  Class R-[__]

             evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

       Distributions in respect of this Certificate are distributable monthly as set forth herein. This Class R-[ ] Certificate has no Certificate Balance and is not entitled to distributions in respect of principal or interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

       This certifies that HSBC SECURITIES (USA) INC. is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class R-[ ] Certificates pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), CitiMortgage, Inc., as master servicer (the "Master Servicer"), Citibank N.A., as securities administrator (the "Securities Administrator") Wells Fargo Bank, N.A. as custodian (the "Custodian"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

       Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Class R-[ ] Certificate at the offices designated by the Securities Administrator for such purpose, or such other location specified in the notice to Certificateholders.

       No transfer of a Class R-[ ] Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Securities Administrator, the Depositor, the Master Servicer or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to
Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

                                  EXHIBIT C-3

       Each Holder of this Class R-[ ] Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class R-[ ] Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class R-[ ] Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class R-[ ] Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class R-[ ] Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under
Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class R-[ ] Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class R-[ ] Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class R-[ ] Certificate, (C) not to cause income with respect to the Class R-[ ] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class R-[ ] Certificate or to cause the Transfer of the Ownership Interest in this Class R-[ ] Certificate to any other Person if it has actual knowledge that such Person is a Non-Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class R-[ ] Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

       Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

       This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *     *     *

                                  EXHIBIT C-4

       IN  WITNESS  WHEREOF,  the  Securities   Administrator  has  caused  this
Certificate to be duly executed.

Dated:

                              CITIBANK, N.A.,
                              not in its individual capacity, but solely as Securities Administrator
                              By:_______________________________________________


Authenticated:


By:____________________________________________
   Authorized Signatory of
   CITIBANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                                  EXHIBIT C-5

                    HSI ASSET SECURITIZATION CORPORATION

                  HSI Asset Loan Obligation Trust 2006-[__]
                     Mortgage Pass-Through Certificates

       This Certificate is one of a duly authorized issue of Certificates designated as HSI Asset Loan Obligation Trust 2006-[__] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

       The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that neither the Trustee nor the Securities Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

       This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

       Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

       Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purpose, or such other location specified in the notice to Certificateholders of such final distribution.

       The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this

                                  EXHIBIT C-6

Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

       As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

       The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

       No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

       The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Depositor, the Securities Administrator nor any such agent shall be affected by any notice to the contrary.

       The Master Servicer, upon the instruction of the Depositor or at its own discretion, shall purchase the Mortgage Loans and therefore cause the termination of the Trust on any Optional Termination Date, which is any Distribution Date in which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

       The obligations and responsibilities created by the Agreement will terminate as provided in Section 12.01 of the Agreement.

       Any term used  herein  that is  defined in the  Agreement  shall have the
meaning  assigned  in  the  Agreement,   and  nothing  herein  shall  be  deemed
inconsistent with that meaning.

                                  EXHIBIT C-7

                                   ASSIGNMENT

FOR  VALUE  RECEIVED, the undersigned hereby  sell(s), assign(s) and transfer(s)
unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

       I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

             The  assignee   should   include  the   following  for  purposes of
             distribution:

       Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________,
_______________________________________________________________________________,
for the account of ____________________________________________________________,
account number __________, or, if mailed by check, to _________________________.
Applicable statements should be mailed to _____________________________________,
________________________________________________________________________________

       This information is provided by ________________________________________, the assignee named above, or __________________________________________________,
as its agent.

                                  EXHIBIT C-8

                                   EXHIBIT D

                          FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES EITHER A RULE 144A INVESTMENT LETTER OR REGULATION S INVESTMENT LETTER IN THE FORM OF EXHIBIT I-A AND EXHIBIT I-B, RESPECTIVELY, TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, STATING THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No.                       :                P-1

Cut-off Date                          :                December 1, 2006

First Distribution Date               :                January 25, 2007

Percentage Interest of this
Certificate                           :                100%

Interest                              :                None

CUSIP                                 :

ISIN                                  :

                                  EXHIBIT D-1

                     HSI ASSET SECURITIZATION CORPORATION

                   HSI Asset Loan Obligation Trust 2006-[ ]
             Mortgage Pass-Through Certificates, Series 2006- [ ]

                                   Class P

       evidencing   a  percentage  interest in the  distribution  of  Prepayment
       Charges  allocable  to  the  Certificates of  the above-referenced Class.

             Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

             This  certifies that HSBC  SECURITIES  (USA) INC. is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions of Prepayment Charges pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among HSI Asset Securitization Corporation, as depositor (the "Depositor"), CitiMortgage, Inc., as master servicer (in such capacity, the "Master Servicer"), Citibank, N.A., as securities administrator (in such capacity, the "Securities Administrator"), Wells Fargo Bank, N.A., as custodian, and Deutsche Bank National Trust Company, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

             This Certificate does not have an Interest Rate and will solely be entitled to receive distributions of Prepayment Charges to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the offices designated by the Securities Administrator for such purpose, or such other location specified in the notice to Certificateholders.

             No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Investment Letter or a Regulation S Investment Letter, as applicable, in either case substantially in the form attached as Exhibit I-A and Exhibit I-B, respectively, to the Agreement, or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

                                  EXHIBIT D-2

             No transfer of a Certificate of this Class shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, Section 4975 of the Code or any materially similar provisions of applicable federal, state or local law ("Similar Law"), or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator.

             Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

             This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                  *     *     *

                                  EXHIBIT D-3

             IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:


                              CITIBANK, N.A.,
                              not in its individual capacity, but solely as Securities Administrator



                              By: ______________________________________________

Authenticated:



By: ___________________________________________
    Authorized Signatory of
    CITIBANK, N.A.,
    not in its individual capacity,
    but solely as Securities Administrator

                                  EXHIBIT D-4

                     HSI ASSET SECURITIZATION CORPORATION

                   HSI Asset Loan Obligation Trust 2006-[ ]
                      Mortgage Pass-Through Certificates

             This Certificate is one of a duly authorized issue of Certificates designated as HSI Asset Loan Obligation Trust 2006-[ ] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

             The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account constituting Prepayment Charges for payment hereunder and that neither the Trustee nor the Securities Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

             This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

             Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

             Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

             The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the parties to the Agreement with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this

                                  EXHIBIT D-5

Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

             As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

             The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

             No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

             The Trustee, the Depositor and the Securities Administrator and any agent of the Trustee, the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Depositor, the Securities Administrator nor any such agent shall be affected by any notice to the contrary.

             The Master Servicer, upon the instruction of the Depositor or at its own discretion, shall purchase the Mortgage Loans and therefore cause the termination of the Trust on the initial Optional Termination Date, which is any Distribution Date in which the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period is less than or equal to 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

             The obligations and responsibilities created by the Agreement will terminate as provided in Section 12.01 of the Agreement.

             Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  EXHIBIT D-6

                                   ASSIGNMENT

FOR  VALUE RECEIVED, the  undersigned  hereby sell(s), assign(s) and transfer(s)
unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:

                                       _________________________________________
                                       Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

       The assignee  should  include the following for purposes of distribution:

       Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________,
_______________________________________________________________________________,

for the account of_____________________________________________________________,
account number __________, or, if mailed by check, to__________________________.
Applicable statements should be mailed to______________________________________,
________________________________________________________________________________

       This information is provided by_________________________________________, the assignee named above, or___________________________________________________,
as its agent.

                                  EXHIBIT D-7

                                   EXHIBIT E

                   FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                     [date]

HSI Asset Securitization Corporation
452 Fifth Avenue
New York, New York  10018

Wells Fargo Bank, N.A.
1015 10th Avenue SE
Minneapolis, Minnesota  55414

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California  92705-4934

       Re:   HSI Asset Securitization Corporation, Series 2006-[__]

Ladies and Gentlemen:

       In accordance with Section 2.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2006 among HSI Asset Securitization Corporation, as depositor, Wells Fargo Bank, N.A., as custodian, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, and Deutsche Bank National Trust Company, as trustee, for each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

               (i) the original  Mortgage  Note,   endorsed  as  provided in the
       following form:  "Pay to  the order  of ________,  without recourse"; and

               (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments).

       Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

       The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Custodian makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                       WELLS FARGO BANK, N.A., as Custodian
                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                  EXHIBIT E-1

                                    EXHIBIT F

                         FORM OF DOCUMENT CERTIFICATION
                        AND EXCEPTION REPORT OF CUSTODIAN

                                                                   ______, 20___

HSI Asset Securitization Corporation
452 Fifth Avenue
New York, New York  10018


               Wells Fargo Bank, N.A.
                1015 10th Avenue SE
             Minneapolis, Minnesota 55414


Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705-4934


Wells Fargo Bank, N.A.

1 Home Campus

Des Moines, Iowa 50328-0001

       Re:      HSI Asset Securitization Corporation, Series 2006-[__]

Ladies and Gentlemen:

       In accordance with Section 2.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2006 among HSI Asset Securitization Corporation, as depositor, Wells Fargo Bank, N.A., as custodian, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, and Deutsche Bank National Trust Company, as trustee, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

               (i) The original Mortgage Note,  endorsed in the form provided in
       Section 2.01 of the Pooling and Servicing Agreement, with all intervening endorsements


                                  EXHIBIT F-1
       showing a complete chain of endorsement from the applicable mortgage loan seller to the last endorsee.

               (ii)  The original recorded Mortgage.

               (iii) A duly executed assignment of the Mortgage in the form provided in Section 2.01 of the Pooling and Servicing Agreement; or, if the Mortgage Loan Seller has certified or the Custodian otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

               (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the applicable mortgage loan seller to the last endorsee.

               (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

       Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (1), (2), (3), (15),
(18) and (22) of the Data Tape Information accurately reflects information set forth in the Custodial File.

       The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Pooling and Servicing Agreement. The Custodian makes no representation as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or
(ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

       Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       WELLS FARGO BANK, N.A., as Custodian
                                       By:______________________________________
                                          Name:_________________________________
                                          Title:________________________________


                                  EXHIBIT F-2

                                   EXHIBIT G

                       FORM OF RESIDUAL TRANSFER AFFIDAVIT

                    HSI Asset Loan Obligation Trust 2006-[__]
             Mortgage Pass-Through Certificates, Series 2006- [___]

STATE OF       )
               )     ss.:
COUNTY OF      )

       The undersigned, being first duly sworn, deposes and says as follows:

       1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement (the "Agreement"), relating to the above-referenced Series, dated as of December 1, 2006 among HSI Asset Securitization Corporation, as depositor, Wells Fargo Bank, N.A., as custodian, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, and Deutsche Bank National Trust Company, as trustee. Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Securities Administrator and the Trustee.

       2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

       3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are Non-Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is a Non-Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

       4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is a Non-Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

                                  EXHIBIT G-1

       5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

       6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be
Transferred  to  any  Person  that  the  Transferee  knows  is  a  Non-Permitted
Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit H to the Agreement (a "Transferor Certificate") to the effect that, among other things, such Transferee has no actual knowledge that the Person to which the Transfer is to be made is a Non-Permitted Transferee.

       7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate. The Transferee has historically paid its debts as they have come due and intends to pay its debts as they come due in the future. The Transferee intends to pay all taxes due with respect to the Certificate as they become due.

       8. The Transferee's taxpayer identification number is __________.

       9. The Transferee is not a Disqualified Non-U.S. Person as defined in the Agreement.

       10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

       11. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. Person.

       12. Check the applicable paragraph:

       [_] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

               (i)  the  present  value  of  any  consideration   given  to  the
       Transferee to acquire such Certificate;


                                  EXHIBIT G-2

               (ii) the present value of the expected future distributions on such Certificate; and

               (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

       For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

       [_]  The  transfer  of  the  Certificate   complies  with  U.S.  Treasury
Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

               (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6) (i), as to which income from the Certificate will only be taxed in the United States;

               (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

               (iii) the Transferee will transfer the Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations
       Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

               (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

               [_] None of the above.

       13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any Federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

                                     * * *

                                  EXHIBIT G-3

       IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ___ day of_______, 20__.

                                           _____________________________________
                                           Print Name of Transferee


                                        By:_____________________________________
                                           Name:
                                           Title:


[Corporate Seal]

ATTEST:


__________________________________________
[Assistant] Secretary

       Personally appeared before me the above-named ____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

       Subscribed and sworn before me this ___ day of _______, 20__.


                                             ___________________________________
                                                        NOTARY PUBLIC


                                                My Commission expires the __ day
                                                of _________, 20__


                                  EXHIBIT G-4

                                   EXHIBIT H

                        FORM OF TRANSFEROR CERTIFICATE

                                                                __________, 20__

HSI Asset Securitization Corporation
452 Fifth Avenue
New York, New York  10018
Attention:  Head MBS Principal Finance

Citibank, N.A.,
  as Securities Administrator
388 Greenwich Street, 14th Floor
New York, New York  10013
Attention: Corporate Trust Services - HSI Asset Loan Obligation Trust 2006-2


       Re: HSI Asset Loan Obligation Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2, Class [__]

Ladies and Gentlemen:

       In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (i) we have no knowledge the Transferee is a Non-Permitted Transferee, (ii) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (iii) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

       In  connection   with  any  disposition  of  the  above  Certificates  in
accordance with Rule 904 of Regulation S we hereby certify that:

               a. the offer of the Certificates was not made to a person in the United States;

               b. at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf responsibly believed the transferee was outside the United States;

               c. no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S, as applicable;


                                  EXHIBIT H-1
               d the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, as amended; and

               e.   the  transferee  is  not  a  U.S.  person  (as   defined  in
                    Regulation S).


                                           Very truly yours,
                                                 _______________________________
                                                 Print Name of Transferor


                                                 By:____________________________
                                                         Authorized Officer


                                  EXHIBIT H-2

                                    EXHIBIT I

                      FORM OF RULE 144A INVESTMENT LETTER

                                                              ____________, 20__

HSI Asset Securitization Corporation
452 Fifth Avenue
New York, New York  10018
Attention:  Head MBS Principal Finance

Citibank, N.A.,
  as Securities Administrator
388 Greenwich Street, 14th Floor
New York, New York  10013
Attention:  Corporate Trust Services - HSI Asset Loan Obligation Trust 2006-2


       Re:     HSI Asset Loan Obligation Trust 2006-2
               Mortgage Pass-Through Certificates, Series 2006-2, Class [__]

Ladies and Gentlemen:

       In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) in the case of an ERISA-Restricted Certificate, we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or a plan subject to materially similar provisions of applicable federal, state or local law, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition or, with respect to an ERISA-Restricted Certificate other than a Class P Certificate, a Class X Certificate or a Residual Certificate, such Certificate has been the subject of an ERISA-Qualifying Underwriting and the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption ("PTCE") 95-60) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) in the case of an ERISA-Restricted Trust Certificate, either (i) we are not an employee benefit plan that is subject to Title I of ERISA, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor a person acting on behalf of any such plan, nor are we using the assets of any such plan to effect such transfer or (ii) our acquisition and holding of the ERISA-Restricted Trust Certificate is eligible for exemptive relief


                                  EXHIBIT I-1
under the statutory exemption for non-fiduciary service providers under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code, PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23 or some other applicable exemption, (f) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (g) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.


                                  EXHIBIT I-2

                                                            ANNEX 1 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

       The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

       1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

       2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

           ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

           ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

           ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

           ____   Broker-dealer.  The Buyer is a dealer  registered  pursuant to
                  Section 15 of the Securities  Exchange Act of 1934.

__________________________

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                  EXHIBIT I-3

           ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

           ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

           ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

           ____   Investment   Advisor. The  Buyer  is   an  investment  advisor
                  registered  under the Investment  Advisors Act of 1940.

           ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

           ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

       3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

       4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

       5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on


                                  EXHIBIT I-4
the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

       6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                    ____________________________________________
                                    Print Name of Transferee


                                    By:_________________________________________
                                       Name:
                                       Title:


                                    Date:_______________________________________


                                  EXHIBIT I-5

                                                            ANNEX 2 TO EXHIBIT I

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

       The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

       1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

       2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

           ____ The Buyer owned $_______ in securities (other than the excluded securities referred to below) as of the end of the
                  Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

           ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount
                  being   calculated   in accordance with Rule 144A).

       3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

       4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit,
(iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.


                                  EXHIBIT I-6

       5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

       6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                      __________________________________________
                                      Print Name of Transferee

                                      By:_______________________________________
                                         Name:
                                         Title:


                                      IF AN ADVISER:

                                      __________________________________________
                                      Print Name of Transferee


                                      Date:_____________________________________


                                  EXHIBIT I-7

                                   EXHIBIT J

                           FORM OF REQUEST FOR RELEASE
                                 (for Custodian)

To:    Wells Fargo Bank, N.A.
       1015 10th Avenue SE
       Minneapolis, Minnesota  55414

       Re: Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2006 among HSI Asset Securitization Corporation, as depositor, Wells Fargo Bank, N.A., as custodian, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, and Deutsche Bank National Trust Company, as trustee.

       In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Certificateholders, we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Send Custodial File to:

Delivery Method (check one)

____1.         Regular mail

____2.         Overnight courier (Tracking information: )

               If neither box 1 nor 2 is checked, regular mail shall be assumed.


Reason for Requesting Documents (check one)

____1. Mortgage Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

____2. Mortgage Loan Repurchase Pursuant to Subsection 2.03 of the Pooling and Servicing Agreement. (The Servicer hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

____3.         Mortgage     Loan      Liquidated     by    ____________________.
               (The servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other


                                  EXHIBIT J-1
               liquidation   have  been finally  received  and  credited  to the
               Collection  Account   pursuant  to  the   Pooling  and  Servicing
               Agreement.)

____4.         Mortgage Loan in Foreclosure.

____5.         Other (explain)._________________________________________________

       If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

       If box 4 or 5 above is checked, upon our return of all of the above documents to you as the Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form if requested by us.

                                                [___________________]
                                                By:_____________________________
                                                   Name:
                                                   Title:
                                                   Date:
ACKNOWLEDGED AND AGREED:

[WELLS FARGO BANK, N.A.]

By:_________________________________
   Name:
   Title:
   Date:


                                  EXHIBIT J-2

                                    EXHIBIT K

                         CONTENTS OF EACH MORTGAGE FILE

       With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Depositor and which shall be retained by the Servicer or delivered to and retained by the
Custodian:

               (a) The documents or instruments set forth as items (i) to (ix) in Section 2.01(b) of the Pooling and Servicing Agreement.

               (b) Residential loan application.

               (c) Mortgage Loan closing statement.

               (d) Verification of employment and income.

               (e) Verification of acceptable evidence of source and amount of downpayment.

               (f) Credit report on Mortgagor.

               (g) Residential appraisal report.

               (h) Photograph of the Mortgaged Property.

               (i) Survey of the Mortgaged Property.

               (j) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

               (k) All required disclosure statements and statement of Mortgagor confirming receipt thereof.

               (l) If available, termite report, structural engineer's report, water portability and septic certification.

               (m) Sales contract, if applicable.

               (n) Hazard insurance policy.

               (o) Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

               (p) Amortization schedule, if available.

               (q) Payment history for Mortgage Loans that have been closed for more than 90 days.


                                  EXHIBIT K-1

                                   EXHIBIT L

                   FORM OF SARBANES-OXLEY CERTIFICATION TO BE
           PROVIDED BY MASTER SERVICER (OR OTHER CERTIFICATION PARTY)
                                 WITH FORM 10-K

                    HSI Asset Loan Obligation Trust 2006-[__]
                       Mortgage Pass-Through Certificates
                                Series 2006-[__]

       This  Certification  is being made  pursuant to Section  3.05 and Section
8.12 of the Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among HSI Asset Securitization Corporation, as depositor, Wells Fargo Bank, N.A., as custodian, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, and Deutsche Bank National Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

       1. I have reviewed this annual report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of HSI Asset Loan Obligation Trust 2006-2 (the "Exchange Act periodic reports");

       2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

       3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

       4. I am responsible for reviewing the activities performed by each Servicer and based on my knowledge and the compliance review conducted in preparing the Servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, each Servicer has fulfilled its obligations under its related Servicing Agreement; and

       5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

       In  giving  the  certifications   above,  I  have  reasonably  relied  on
information provided to me by the following parties: [_______].


                                                CITIMORTGAGE, INC.
                                                as Master Servicer
                                                By:_____________________________
                                                   Name:
                                                   Title:
                                                   Date:

                                  EXHIBIT L-1

                                    EXHIBIT M

             1. Master Mortgage Loan Purchase and Servicing Agreement, between HSBC Mortgage Corporation (USA) and HSBC Bank USA, National Association, each as reconstituted pursuant to an Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSBC Bank (USA), National Association, HSI Asset Securitization Corporation and acknowledged by CitiMortgage, Inc., as master servicer and Deutsche Bank National Trust Company, as trustee.

             2. Reconstituted Servicing Agreement, as amended by Amendment Reg AB, dated as of December 1, 2006, between HSBC Bank (USA), National Association, HSI Asset Securitization Corporation, Wells Fargo Bank, N.A., CitiMortgage, Inc., and acknowledged by Deutsche Bank National Trust Company, as trustee.

             3. Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2006, by and among HSBC Bank (USA), Nation Association and Wachovia Mortgage Corporation, each as reconstituted pursuant to an Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSBC Bank (USA), National Association, HSI Asset Securitization Corporation, Wachovia Mortgage Corporation and acknowledged by CitiMortgage, Inc., as master servicer and Deutsche Bank National Trust Company, as trustee.

             4. Servicing Agreement, as amended by Amendment Reg AB, dated as of September 1, 2006, between HSBC Bank (USA), Nation Association and Countrywide Home Loans, Inc, each as reconstituted pursuant to an Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSBC Bank (USA), National Association, HSI Asset Securitization Corporation, Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and acknowledged by CitiMortgage, Inc., as master servicer and Deutsche Bank National Trust Company, as trustee.

             5. Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 21, 2006, between HSBC Bank (USA), Nation Association, American Home Mortgage Corp., and American Home Mortgage Servicing, Inc. each as reconstituted pursuant to an Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among HSBC Bank (USA), National Association, HSI Asset Securitization Corporation, Countrywide American Home Mortgage Corp., American Home Mortgage Servicing, Inc., and acknowledged by CitiMortgage, Inc., as master servicer and Deutsche Bank National Trust Company, as trustee.


                                  EXHIBIT M-1

                                 [EXHIBIT N-1]

                    FORM OF SERVICER (OR SERVICING FUNCTION
                       PARTICIPANT) BACK-UP CERTIFICATION

CitiMortgage, Inc.,
4000 Regent Blvd.
Irving, TX 75063
Attention:  Master Servicing Division, Compliance Manager - HALO 2006-2

       Re:   HSI Asset Securitization Loan Obligation Trust 2006-2

       [_______], the [_______] of [_______] (the "Company") hereby certifies to
the   Depositor,   the  Master   Servicer,   the  Trustee  and  the   Securities
Administrator, and each of their officers, directors and affiliates that:

             (1) I have reviewed the Company's report on assessment of compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1 122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by [____] during 200[ ] that were delivered by [____] to any of the Depositor, the Master Servicer, the Securities Administrator, and the Trustee pursuant to the Agreement (collectively, the "Company Servicing Information");

             (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

             (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

             (4) I am responsible for reviewing the activities performed by [____] as [____] under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

             (5) The Servicing Assessment and Attestation Report required to be provided by [____] and [by any Subservicer or Subcontractor] pursuant to the Agreement, have been provided to the Depositor, the Master Servicer, the Securities Administrator and the Trustee. Any material instances of noncompliance described in such reports have been disclosed to the Depositor, the Master Servicer, the Securities Administrator and the


                                  EXHIBIT N-1

       Trustee. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

       Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among HSI Asset Securitization Corporation, as depositor, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, Wells Fargo Bank, N.A., as custodian and Deutsche Bank National Trust Company, as trustee.




                                              [____]
                                                 as [____]

                                            By:
                                               Name:
                                               Title:
                                               Date:


                                  EXHIBIT N-2

                                    EXHIBIT O

                       FORM OF YIELD MAINTENANCE AGREEMENT


                                   EXHIBIT O-1

                                    EXHIBIT P

                                   [Reserved]


                                   EXHIBIT P-1

                                    EXHIBIT Q

                               TRANSFER AGREEMENTS


                                   EXHIBIT Q-1

                                    EXHIBIT R

                                   [Reserved]


                                   EXHIBIT R-1

                                    EXHIBIT S

                            SERVICING CRITERIA MATRIX

       The  assessment  of  compliance  to be  delivered by  CitiMortgage,  Inc.
("CitiMortgage"), in its capacity as Master Servicer and by Citibank, N.A. ("Citibank"), in its capacity as Securities Administrator, shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

       Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among HSI Asset Securitization Corporation, as depositor, Wells Fargo Bank, N.A., as custodian, CitiMortgage, Inc., as master servicer, Citibank, N.A., as securities administrator, and Deutsche Bank National Trust Company, as trustee.


 Reg AB                  Servicing Criteria                                         Master         Securities         Custodian
 Reference                                                                         Servicer        Administrator
                     General Servicing  Considerations

 1122(d)(1)(i)       Policies and procedures are instituted to                       X
                     monitor any performance or other triggers and
                     events of default in accordance with the
                     transaction agreements.

 1122(d)(1)(ii)      If any material  servicing  activities  are  outsourced  to third  parties,  policies and  procedures are instituted to monitor the third party's  performance  and compliance with such servicing activities.

 1122(d)(1)(iii)     Any requirements in the transaction agreements                  X
                     to maintain a back-up servicer for the pool
                     assets are maintained.

 1122(d)(1)(iv)      A fidelity bond and errors and omissions                        X
                     policy is in effect on the party participating
                     in the servicing function throughout the
                     reporting period in the amount of coverage
                     required by and otherwise in accordance with
                     the terms of the transaction agreements.

                     Cash Collection and Administration

 1122(d)(2)(i)       Payments on pool assets are deposited into the                  X                  X
                     appropriate custodial bank accounts and
                     related bank clearing accounts no more than
                     two business days following receipt, or such
                     other number of days specified in the
                     transaction agreements.

 1122(d)(2)(ii)      Disbursements made via wire transfer on behalf                  X                  X
                     of an obligor or to an investor are made only
                     by authorized personnel.

 1122(d)(2)(iii)     Advances of funds or guarantees regarding                       X
                     collections, cash flows or distributions, and
                     any interest or other fees charged for such
                     advances, are made, reviewed and approved as
                     specified in the transaction agreements.


                                  EXHIBIT S-1

 Reg AB                  Servicing Criteria                                         Master         Securities         Custodian
 Reference                                                                          Servicer        Administrator
 1122(d)(2)(iv)      The related accounts for the transaction, such                  X                  X
                     as cash reserve accounts or accounts
                     established as a form of over
                     collateralization, are separately maintained
                     (e.g., with respect to commingling of cash) as
                     set forth in the transaction agreements.

 1122(d)(2)(v)       Each custodial account is maintained at a                       X                  X
                     federally insured depository institution as
                     set forth in the transaction agreements. For
                     purposes of this criterion, "federally insured
                     depository institution" with respect to a
                     foreign financial institution means a foreign
                     financial institution that meets the
                     requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.

 1122(d)(2)(vi)      Unissued checks are safeguarded so as to                        X                  X
                     prevent unauthorized access.

 1122(d)(2)(vii)     Reconciliations are prepared on a monthly                       X                  X
                     basis for all asset-backed securities related
                     bank accounts, including custodial accounts
                     and related bank clearing accounts. These
                     reconciliations are (A) mathematically
                     accurate; (B) prepared within 30 calendar days
                     after the bank statement cutoff date, or such
                     other number of days specified in the
                     transaction agreements; (C) reviewed and
                     approved by someone other than the person who
                     prepared the reconciliation; and (D) contain
                     explanations for reconciling items. These
                     reconciling items are resolved within 90
                     calendar days of their original
                     identification, or such other number of days
                     specified in the transaction agreements.

                     Investor Remittances and Reporting

 1122(d)(3)(i)       Reports to investors, including those to be                                        X
                     filed with the Commission, are maintained in
                     accordance with the transaction agreements and
                     applicable Commission requirements.
                     Specifically,  such reports (A) are prepared in  accordance
                     with   timeframes   and  other   terms  set  forth  in  the
                     transaction agreements;  (B) provide information calculated in accordance  with the terms  specified in the transaction agreements;  (C) are filed with the  Commission as required by its rules and regulations; and (D) agree with investors'
                     or the trustee's  records as to the total unpaid  principal balance and number of pool assets serviced by the Servicer.

 1122(d)(3)(ii)      Amounts due to investors are allocated and                                         X
                     remitted in accordance with timeframes,
                     distribution priority and other terms set
                     forth in the transaction agreements.

 1122(d)(3)(iii)     Disbursements made to an investor are posted                                       X
                     within two business days to the Servicer's
                     investor records, or such other number of days
                     specified in the transaction agreements.



                                  EXHIBIT S-2

 Reg AB                  Servicing Criteria                                         Master         Securities         Custodian
 Reference                                                                         Servicer        Administrator
 1122(d)(3)(iv)      Amounts remitted to investors per the investor                  X
                     reports agree with cancelled checks, or other
                     form of payment, or custodial bank statements.

                     Pool Asset Administration

 1122(d)(4)(i)       Collateral or security on pool assets is                                                            X
                     maintained as required by the transaction
                     agreements or related pool asset documents.

 1122(d)(4)(ii)      Pool assets and related documents are                                                               X
                     safeguarded as required by the transaction
                     agreements

 1122(d)(4)(iii)     Any additions,  removals or substitutions to the asset pool are made,  reviewed  and  approved in  accordance  with any conditions or requirements in the transaction agreements.

 1122(d)(4)(iv)      Payments on pool assets, including any
                     payoffs, made in accordance with the related
                     pool asset documents are posted to the
                     Servicer's obligor records maintained no more
                     than two business days after receipt, or such
                     other number of days specified in the
                     transaction agreements, and allocated to
                     principal, interest or other items (e.g.,
                     escrow) in accordance with the related pool
                     asset documents.

 1122(d)(4)(v)       The Servicer's records regarding the pool assets agree with the Servicer's  records with respect to an obligor's unpaid principal balance.

 1122(d)(4)(vi)      Changes with respect to the terms or status of                  X
                     an obligor's pool assets (e.g., loan
                     modifications or re-agings) are made, reviewed
                     and approved by authorized personnel in
                     accordance with the transaction agreements and
                     related pool asset documents.

 1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g.,                      X
                     forbearance plans, modifications and deeds in
                     lieu of foreclosure, foreclosures and
                     repossessions, as applicable) are initiated,
                     conducted and concluded in accordance with the
                     timeframes or other requirements established
                     by the transaction agreements.

 1122(d)(4)(viii)    Records documenting collection efforts are
                     maintained during the period a pool asset is
                     delinquent in accordance with the transaction
                     agreements. Such records are maintained on at
                     least a monthly basis, or such other period
                     specified in the transaction agreements, and
                     describe the entity's activities in monitoring
                     delinquent pool assets including, for example,
                     phone calls, letters and payment rescheduling
                     plans in cases where delinquency is deemed
                     temporary (e.g., illness or unemployment).


                                  EXHIBIT S-3

 Reg AB                  Servicing Criteria                                         Master         Securities         Custodian
 Reference                                                                         Servicer        Administrator
 1122(d)(4)(ix)      Adjustments to interest rates or rates of return for pool
                     assets with variable rates are computed based on the
                     related pool asset documents.

 1122(d)(4)(x)       Regarding any funds held in trust for an
                     obligor (such as escrow accounts): (A) such
                     funds are analyzed, in accordance with the
                     obligor's pool asset documents, on at least an
                     annual basis, or such other period specified
                     in the transaction agreements; (B) interest on
                     such funds is paid, or credited, to obligors
                     in accordance with applicable pool asset
                     documents and state laws; and (C) such funds
                     are returned to the obligor within 30 calendar
                     days of full repayment of the related pool
                     assets, or such other number of days specified
                     in the transaction agreements.

 1122(d)(4)(xi)      Payments made on behalf of an obligor (such as
                     tax or insurance payments) are made on or
                     before the related penalty or expiration
                     dates, as indicated on the appropriate bills
                     or notices for such payments, provided that
                     such support has been received by the servicer
                     at least 30 calendar days prior to these
                     dates, or such other number of days specified
                     in the transaction agreements.

 1122(d)(4)(xii)     Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

 1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.

 1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible                    X
                     accounts are recognized and recorded in
                     accordance with the transaction agreements.

 1122(d)(4)(xv)      Any external enhancement or other support,                                         X*
                     identified in Item 1114(a)(1) through (3) or
                     Item 1115 of Regulation AB, is maintained as
                     set forth in the transaction agreements.

_________________
(*) Solely with respect to premiums paid on certificate insurance policies, if any.


                                  EXHIBIT S-4

                                    EXHIBIT T

Trustee: Deutsche Bank National Trust Company

Securities Administrator: Citibank, N.A.

Master Servicer: CitiMortgage, Inc.

Yield Maintenance Agreement Provider: Bear Stearns Financial Products Inc.

Custodian: Wells Fargo Bank, N.A.

Sponsor: HSBC Bank USA, National Association

Servicers: HSBC Mortgage Corporation (USA), Wells Fargo Bank, N.A., Countrywide Home Loans Servicing LP and Wachovia Mortgage Corporation.


                                  EXHIBIT T-1

                                   EXHIBIT U

                      FORM OF ANNUAL COMPLIANCE CERTIFICATE

Via Overnight Delivery

[DATE]

HSI Asset Securitization Corporation,
452 Fifth Avenue
New York, New York  10018
Attention:  Head MBS Principal Finance

Citibank, N.A.,
388 Greenwich Street, 14th Floor
New York, New York  10013
Attention:  Corporate Trust Services - [___] 2006-[__]

     RE: Annual officer's certificate delivered pursuant to Section 3.05 of that certain Pooling Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among HSI Asset Securitization Corporation, as depositor (the "Depositor"), CitiMortgage, Inc. as master servicer (the "Master Servicer"), Citibank, N.A. as securities administrator (the "Securities Administrator") and Wells Fargo Bank, N.A. as custodian, (the "Custodian") and Deutsche Bank National Trust Company, as trustee (the "Trustee")

[_______], the undersigned, a duly authorized [_______] of [Master Servicer] [Securities Administrator] [Name of Subservicer], does hereby certify the following for the [calendar year][identify other period] ending on December 31, 20[__]:

1. A review of the activities of the [Master Servicer] [Securities Administrator] during the preceding calendar year (or portion thereof) and of its performance under the Agreement for such period has been made under my supervision.

2. To the best of my knowledge, based on such review, the [Master Servicer] [Securities Administrator] has fulfilled all of its obligations under the Agreement in all material respects throughout such year (or applicable portion thereof), or, if there has been a failure to fulfill any such obligation in any material respect, I have specifically identified to the Depositor and the [Master Servicer][Securities Administrator] each such failure known to me and the nature and status thereof, including the steps being taken by the [Master Servicer] [Securities Administrator] to remedy such default.



Certified By:


__________________________________
Name:
Title:



                                  EXHIBIT U-1

                                   EXHIBIT V

                         ADDITIONAL FORM 10-D DISCLOSURE


ADDITIONAL FORM 10-D DISCLOSURE
                    Item on Form 10-D                                                       Party Responsible


  Item 1: Distribution and Pool Performance Information

  Information included in the [Monthly Statement]                                     Master Servicer, each Servicer(2)
                                                                                         Securities Administrator

   Any information required by 1121 which is NOT included                                     Depositor
                 on the [Monthly Statement]

                  Item 2: Legal Proceedings

  Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

    Issuing Entity (Trust Fund)                                                       Master Servicer, Securities Administrator,
                                                                                         Each Servicer(1) and Depositor

    Sponsor (Seller)                                                                  Seller (if a party to the Pooling and
                                                                                         Servicing Agreement) or Depositor

    Depositor                                                                                  Depositor

    Trustee                                                                                     Trustee

    Securities Administrator                                                             Securities Administrator

    Master Servicer                                                                        Master Servicer

    Each Servicer                                                                          Each Servicer(1)

    Custodian                                                                                Custodian

    1110(b) Originator                                                                       Depositor

    Any 1108(a)(2) Servicer (other than the Servicers, the                                 Each Servicer(1)
   Master Servicer or Securities Administrator)

    Any other party contemplated by 1100(d)(1)                                               Depositor

        Item 3: Sale of Securities and Use of                                                Depositor
                       Proceeds
  Information from Item 2(a) of Part II of Form 10-Q:

  With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.

______________________________

(1) This information to be provided pursuant to the applicable Servicing Agreement.

                                  EXHIBIT V-1

ADDITIONAL FORM 10-D DISCLOSURE
                    Item on Form 10-D                                                       Party Responsible

  Pricing information can be omitted if securities were not registered.


           Item 4: Defaults Upon Senior Securities                                        Securities Administrator

  Information from Item 3 of Part II of Form 10-Q:
  Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

       Item 5: Submission of Matters to a Vote of Security                                Securities Administrator
                           Holders

  Information from Item 4 of Part II of Form 10-Q

        Item 6: Significant Obligors of Pool                                                  Depositor
                           Assets

  Item 1112(b) - Significant Obligor Financial Information(*)

  (*)This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.

        Item 7: Significant Enhancement
                  Provider Information
  Item 1114(b)(2) - Credit Enhancement Provider Financial
  Information(*)

    Determining applicable disclosure threshold                                               Depositor

    Requesting  required financial information  (including                                    Depositor
   any required  accountants' consent to the use thereof) or
   effecting incorporation by reference

       Item 1115(b) - Derivative Counterparty Financial
                        Information(*)

    Determining current maximum probably exposure                                             Depositor

    Determining current significance percentage                                               Depositor

    Requesting required financial  information  (including  Depositor any required
   accountants' consent  to  the  use  thereof)  or  effecting   incorporation  by
   reference.

  (*)This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.


                                  EXHIBIT V-2

ADDITIONAL FORM 10-D DISCLOSURE
                    Item on Form 10-D                                                       Party Responsible

                 Item 8: Other Information                                             Any party responsible for the applicable
                                                                                                Form 8-K Disclosure item
  Disclose any information  required to be reported on Form
  8-K during  the  period  covered by the Form 10-D but not
  reported

                       Item 9: Exhibits
           Monthly Statement to Certificateholders                                        Securities Administrator

  Exhibits required by Item 601 of Regulation S-K, such as                                    Depositor
                     material agreements


                                  EXHIBIT V-3

                                   EXHIBIT W

                         ADDITIONAL FORM 10-K DISCLOSURE

                                                 ADDITIONAL FORM 10-K DISCLOSURE
                    Item on Form 10-K                                                       Party Responsible

   Item 1B: Unresolved Staff Comments                                                         Depositor


            Item 9B: Other Information Any party responsible for disclosure items on Form 8-K Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported

   Item 15: Exhibits, Financial Statement Schedules                                       Securities Administrator
                                                                                              Depositor

  Reg AB Item 1112(b): Significant Obligors of Pool Assets

  Significant Obligor Financial Information(*)                                                Depositor

  (*)This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.

     Reg AB Item 1114(b)(2): Credit Enhancement Provider
                    Financial Information

    Determining applicable disclosure threshold                                               Depositor

    Requesting required financial information  (including                                     Depositor
    any   required   accountants'   consent  to  the  use
    thereof) or effecting incorporation by reference

  (*)This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.

     Reg AB Item 1115(b): Derivative Counterparty Financial
                         Information

    Determining current maximum portable exposure                                             Depositor


    Determining current significance percentage.                                              Depositor

    Requesting required financial information                                                 Depositor
    (including any required accountants' consent to the
    use thereof) or effecting incorporation by reference

  (*)This information need only be reported on the Form 10-K if updated information is required pursuant to the Item.


    Reg AB Item 1117: Legal Proceedings Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

    Issuing Entity (Trust Fund)                                                           Servicer and Depositor

    Sponsor (Seller)                                                                Seller (if a party to the Pooling and Servicing
                                                                                          Agreement) or Depositor


                                  EXHIBIT W-1

                                                      ADDITIONAL FORM 10-K DISCLOSURE
                    Item on Form 10-K                                                                  Party Responsible
   Depositor                                                                                               Depositor
   Trustee                                                                                                  Trustee
   Securities Administrator                                                                         Securities Administrator
   Master Servicer                                                                                       Master Servicer
   Servicer                                                                                                 Servicer
   Custodian                                                                                               Custodian
   1110(b) Originator                                                                                      Depositor
   Any 1108(a)(2) Servicer (other than the Servicers,                                                       Servicer
  Master Servicer or Securities Administrator)
   Any other party contemplated by 1100(d)(1)                                                              Depositor
      Reg AB Item 1119: Affiliations and Relationships
  Whether (a) the  Sponsor  (Seller),  Depositor  or Issuing  Depositor  as to (a)
  Entity is an affiliate of the following  parties,  and (b)  Sponsor/Seller as to
  (a) to  the  extent  known  and  material,  any of  the  following  parties  are affiliated with one another:

   Master Servicer                                                                                      Master Servicer
   Servicer                                                                                                Servicer(1)
   Securities Administrator                                                                         Securities Administrator
   Trustee                                                                                                   Trustee
   Any other 1108(a)(3) servicer                                                                           Servicer(1)
   Any 1110 Originator                                                                                  Depositor/Sponsor
   Any 1112(b) Significant Obligor                                                                      Depositor/Sponsor
   Any 1114 Credit Enhancement Provider                                                                 Depositor/Sponsor
   Any 1115 Derivative Counterparty Provider                                                            Depositor/Sponsor
   Any other 1101(d)(1) material party                                                                  Depositor/Sponsor
  Whether there are any "outside the ordinary course                                                    Depositor as to (a)
  business arrangements" other than would be obtained in                                              Sponsor/Seller as to (a)
  an arm's length transaction between (a) the Sponsor
  (Seller), Depositor or Issuing Entity on the one hand,
  and (b) any of the following parties (or their
  affiliates) on the other hand, that exist currently or
  within the past two years and that are material to a
  Certificateholder's understanding of the Certificates:

   Master Servicer                                                                                       Master Servicer
   Servicer                                                                                                Servicer(1)
   Securities Administrator                                                                         Securities Administrator
   Trustee                                                                                              Depositor/Sponsor
   Any other 1108(a)(3) servicer                                                                        Depositor/Sponsor
   Any 1110 Originator                                                                                  Depositor/Sponsor

                                  EXHIBIT W-2

                                                      ADDITIONAL FORM 10-K DISCLOSURE
                    Item on Form 10-K                                                                   Party Responsible
   Any 1112(b) Significant Obligor                                                                      Depositor/Sponsor
   Any 1114 Credit Enhancement Provider                                                                 Depositor/Sponsor
   Any other 1101(d)(1) material party                                                                  Depositor/Sponsor
  Whether there are any specific  relationships  involving Depositor as to (a) the transaction or the pool assets between (a) the  Sponsor/Seller as to (a) Sponsor
  (Seller),  Depositor  or  Issuing  Entity  on the one  hand,  and (b) any of the following  parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

   Master Servicer                                                                                       Master Servicer
   Servicer                                                                                                 Servicer(1)
   Securities Administrator                                                                          Securities Administrator
   Trustee                                                                                              Depositor/Sponsor
   Any other 1108(a)(3) servicer                                                                             Servicer
   Any 1110 Originator                                                                                  Depositor/Sponsor
   Any 1112(b) Significant Obligor                                                                      Depositor/Sponsor
   Any 1114 Credit Enhancement Provider                                                                 Depositor/Sponsor
   Any 1115 Derivate Counterparty Provider                                                              Depositor/Sponsor
   Any other 1101(d)(1) material party                                                                  Depositor/Sponsor

----------------
(1) This information to be provided persuant to the applicable Servicing Agreement.

                                  EXHIBIT W-3

                                   EXHIBIT X

                        FORM 8-K DISCLOSURE INFORMATION

                                                      FORM 8-K DISCLOSURE INFORMATION
                    Item on Form 8-K                                                                    Party Responsible
    Item 1.01- Entry into a Material Definitive Agreement                                        All parties other than the Trustee
  Disclosure is required regarding entry into or amendment
  of any definitive agreement that is material to the
  securitization, even if depositor is not a party.

  Examples: servicing agreement, custodial agreement.

  Note:   disclosure   not   required   as  to   definitive
  agreements that are fully disclosed in the prospectus
       Item 1.02- Termination of a Material Definitive Agreement                                 All parties other than the Trustee

  Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

  Examples: servicing agreement, custodial agreement.
      Item 1.03- Bankruptcy or Receivership                                                                Depositor

  Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:

   Sponsor (Seller)                                                                                Depositor/Sponsor (Seller)
   Depositor                                                                                               Depositor
   Master Servicer                                                                                       Master Servicer
   Affiliated Servicer                                                                                     Servicer(1)
   Other  Servicer  servicing  20% or  more  of the  pool                                                  Servicer(1)
   assets at the time of the report
   Other material servicers                                                                                Servicer(1)
   Trustee                                                                                                   Trustee
   Securities Administrator                                                                         Securities Administrator
   Significant Obligor                                                                                      Depositor
   Credit Enhancer (10% or more)                                                                            Depositor
   Derivative Counterparty                                                                                  Depositor

----------
(1) This information to be provided pursuant to the applicable Servicing Agreement.

                                  EXHIBIT X-1

                                                      FORM 8-K DISCLOSURE INFORMATION
                    Item on Form 8-K                                                                    Party Responsible
   Custodian                                                                                                Custodian
        Item 2.04- Triggering Events that                                                                   Depositor
    Accelerate or Increase a Direct Financial Obligation or
    an Obligation under an Off-Balance Sheet Arrangement

  Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

  Disclosure  will be made of  events  other  than  waterfall  triggers  which are disclosed in the monthly statements to the certificateholders.
   Item 3.03- Material Modification to Rights                                                               Depositor
              of Security Holders

  Disclosure is required of any material  modification  to documents  defining the rights of Certificateholders, including the Pooling and Servicing Agreement.
       Item 5.03- Amendments of Articles of Incorporation or                                                Depositor
     Bylaws; Change of Fiscal Year
  Disclosure  is required of any  amendment  "to the  governing  documents  of the issuing entity".
        Item 6.01- ABS Informational and Computational Material                                             Depositor

    Item 6.02- Change of Servicer or Securities Administrator                                      Master Servicer/ Depositor/
                                                                                                           Servicer(1)
  Requires disclosure of any removal, replacement, substitution or addition of any master servicer,  affiliated  servicer,  other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
  Reg  AB  disclosure   about  any  new  servicer  or  master                                  Servicer(1)/Master Servicer/Depositor
  servicer is also required.

  Reg AB disclosure about any new Trustee is also required.                                                  Trustee

   Item 6.03- Change in Credit Enhancement or External                                                      Depositor
                Support
  Covers  termination of any  enhancement  in manner other than by its terms,  the addition of an enhancement,  or a material  change in the enhancement  provided.
  Applies to external credit enhancements as well as derivatives.

----------
(1) This information to be provided persuant to the applicable Servicing Agreement.

                                  EXHIBIT X-2

                                                      FORM 8-K DISCLOSURE INFORMATION
                    Item on Form 8-K                                                               Party Responsible
  Reg AB disclosure about any new enhancement provider is Depositor also required.

      Item 6.04- Failure to Make a Required Distribution                                        Securities Administrator

        Item 6.05- Securities Act Updating                                                             Depositor
                    Disclosure

  If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
  If there are any new servicers or originators required Depositor to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.

            Item 7.01- Reg FD Disclosure                                                   All parties other than the Trustee

               Item 8.01- Other Events                                                                 Depositor

   Any event,  with respect to which  information is not otherwise called for in
    Form 8-K, that the registrant
          deems of importance to certificateholders.

        Item 9.01- Financial Statements and                                          Responsible party for reporting/disclosing the
                      Exhibits                                                                financial statement or exhibit

                                  EXHIBIT X-3

                                   EXHIBIT Y

                       ADDITIONAL DISCLOSURE NOTIFICATION

**SEND   TO   CITIBANK   VIA  FAX  TO   (212)   816-5527   AND  VIA   EMAIL   TO
JENNIFER.MCCOURT@CITIGROUP.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW. SEND TO THE DEPOSITOR AT THE ADDRESS BELOW**

Citibank, N.A.,
 as Securities Administrator
388 Greenwich, 14th Floor
New York, New York 10013
Attention:  Structured  Finance  Agency  and Trust - HSI Asset  Loan  Obligation
2006-2
Fax: (212) 816-5527
E-mail:  jennifer.mccourt@citigroup.com


HSI Asset Securitization Corporation
452 Fifth Avenue
New York, New York 10018
Attention: Head MBS Principal Finance

       Attn: Corporate Trust Services - [DEAL NAME]-SEC REPORT PROCESSING

       RE: **Additional Form [ ] Disclosure**Required

Ladies and Gentlemen:

       In accordance with Section [ ] of the Pooling and Servicing Agreement, dated as of [ ] [ ], 2006, among [ ], as [ ], [ ], as [ ], [ ], as [ ] and [ ], as [ ]. The Undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:


List  of Any  Attachments  hereto  to be  included  in the  Additional  Form [ ]
Disclosure:


       Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                               [NAME OF PARTY]
                                               as [role]
                                               By: _____________________________
                                                   Name:
                                                   Title:


                                  EXHIBIT Y-1